I llllll lllll lllll lllll lllll lllll lllll lllll 11 11111111 11111 0000207261 BEFORE THE ARIZONA CORPORATION COMMISSION 2 COMMISSIONERS Arizona Corporation Commiision 3 LEA MARQUEZ PETERSON- CHAIRworilOCKETED SANDRA D. KENNEDY 4 JUSTIN OLSON ANNA TOVAR JUL 2 7 2022 5 JIM O'CONNOR DOCKBTEDBY 6 --~ IN THE MATTER OF THE APPLICATION OF 7 GLOBAL WATER-PALO VERDE UTILITIES COMPANY, INC., AN ARIZONA CORPORATION, 8 FOR THE ESTABLISHMENT OF JUST AND REASONABLE RATES AND CHARGES FOR 9 UTILITY SERVICE DESIGNED TO REALIZE A REASONABLE RA TE OF RETURN ON THE FAIR 10 VALUE OF ITS PROPERTY AND FOR CERTAIN RELATED APPROVALS. 11 IN THE MATTER OF THE APPLICATION OF 12 GLOBAL WATER-RED ROCK UTILITIES 13 COMPANY, INC., AN ARIZONA CORPORATION, FOR THE ESTABLISHMENT OF JUST AND REASONABLE RA TES AND CHARGES FOR 14 UTILITY SERVICE DESIGNED TO REALIZE A REASONABLE RA TE OF RETURN ON THE FAIR 15 VALUE OF ITS PROPERTY AND FOR CERTAIN RELATED APPROVALS. 16 IN THE MATTER OF THE APPLICATION OF 17 GLOBAL WATER-NORTHERN SCOTTSDALE WATER COMPANY, INC., AN ARIZONA l 8 CORPORATION, FOR THE ESTABLISHMENT OF JUST AND REASONABLE RATES AND 19 CHARGES FOR UTILITY SERVICE DESIGNED 20 TO REALIZE A REASONABLE RA TE OF RETURN ON THE FAIR VALUE OF ITS 21 PROPERTY AND FOR CERTAIN RELATED APPROVALS. 22 IN THE MATTER OF THE APPLICATION OF 23 GLOBAL WATER-TURNER RANCHES IRRIGATION, INC., AN ARIZONA 24 CORPORATION, FOR THE ESTABLISHMENT OF JUST AND REASONABLE RA TES AND 25 CHARGES FOR UTILITY SERVICE DESIGNED TO REALIZE A REASONABLE RATE OF RETURN ON THE FAIR VALUE OF ITS 26 PROPERTY AND FOR CERTAIN RELATED 27 APPROVALS. 28 DOCKET NO. SW-20445A-20-0214 DOCKET NO. WS-04245A-20-02 l 5 DOCKET NO. W-03720A-20-0216 DOCKET NO. W-01677A-20-021 7 1 IN THE MATTER OF THE APPLICATION OF GLOBAL WATER-BAL TERRA UTILITIES 2 COMPANY, INC., AN ARIZONA CORPORATION, FOR THE ESTABLISHMENT OF JUST AND 3 REASONABLE RATES AND CHARGES FOR UTILITY SERVICE DESIGNED TO REALIZE A 4 REASONABLE RA TE OF RETURN ON THE FAIR VALUE OF ITS PROPERTY AND FOR CERTAIN 5 RELATED APPROVALS. 6 IN THE MATTER OF THE APPLICATION OF GLOBAL WATER-EAGLETAIL WATER 7 COMPANY, INC., AN ARIZONA CORPORATION, FOR THE ESTABLISHMENT OF JUST AND 8 REASONABLE RA TES AND CHARGES FOR UTILITY SERVICE DESIGNED TO REALIZE A 9 REASONABLE RA TE OF RETURN ON THE FAIR VALUE OF ITS PROPERTY AND FOR CERTAIN 10 RELATED APPROVALS. l l IN THE MATTER OF THE APPLICATION OF 12 GLOBAL WATER- HASSAY AMPA UTILITIES COMPANY, INC., AN ARIZONA CORPORATION, 13 FOR THE ESTABLISHMENT OF JUST AND REASONABLE RA TES AND CHARGES FOR I 4 UTILITY SERVICE DESIGNED TO REALIZE A REASONABLE RA TE OF RETURN ON THE FAIR 15 VALUE OF ITS PROPERTY AND FOR CERTAIN RELATED APPROVALS. 16 IN THE MATTER OF THE APPLICATION OF 17 GLOBAL WATER - PICACHO COVE UTILITIES COMPANY, INC., AN ARIZONA CORPORATION, 18 FOR THE ESTABLISHMENT OF JUST AND REASONABLE RA TES AND CHARGES FOR 19 UTILITY SERVICE DESIGNED TO REALIZE A REASONABLE RA TE OF RETURN ON THE FAIR 20 VALUE OF ITS PROPERTY AND FOR CERTAJN RELATED APPROVALS. 21 TN THE MATTER OF THE APPLICATION OF 22 GLOBAL WATER - GREATER TON OP AH WATER COMPANY, INC., AN ARIZONA 23 CORPORATION, FOR THE ESTABLISHMENT OF JUST AND REASONABLE RA TES AND 24 CHARGES FOR UTILITY SERVICE DESIGNED TO REALIZE A REASONABLE RA TE OF RETURN ON THE FAIR VALUE OF ITS 25 PROPERTY AND FOR CERTAIN RELATED 26 APPROVALS. 27 28 2 DOCKET NOS. SW-20445A-20-0214, et al. DOCKET NO. SW-20403A-20-0218 DOCKET NO. W-03936A-20-0219 DOCKET NO. SW-20422A-20-0220 DOCKET NO. SW-20494A-20-0221 DOCKET NO. W-02450A-20-0222 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. IN THE MATIER OF THE APPLICATION OF GLOBAL WATER-SANTA CRUZ WATER 2 COMPANY, INC., AN ARIZONA CORPORATION, FOR THE ESTABLISHMENT OF JUST AND DOCKET NO. W-20446A-20-0223 3 REASONABLE RA TES AND CHARGES FOR UTILITY SERVICE DESIGNED TO REALIZE A 4 REASONABLE RATE OF RETURN ON THE FAIR VALUE OF ITS PROPERTY AND FOR CERTAIN 5 RELATED APPROVALS. 6 IN THE MATTER OF THE APPLICATION OF DOCKET NO. W-20495A-20-0224 GLOBAL WATER-PICACHO COVE WATER 7 COMPANY, INC., AN ARIZONA CORPORATION, 8 FOR THE ESTABLISHMENT OF JUST AND REASONABLE RA TES AND CHARGES FOR 9 UTILITY SERVICE DESIGNED TO REALIZE A REASONABLE RA TE OF RETURN ON THE FAIR VALUE OF ITS PROPERTY AND FOR CERTAIN 10 RELATED APPROVALS. DECISION NO. 78644 OPINION AND ORDER l l DATE OF HEARING: 12 13 PLACE OF HEARING: 14 ADMINISTRATIVE LAW JUDGE: 15 APPEARANCES: 16 17 18 19 20 21 22 23 24 25 26 27 28 August 9, 10, 11, 12, 13, 20, 27, and 30, September 1, 2, and 3, 2021 Phoenix, AZ Charles H. Hains Mr. Timothy J. Sabo, Regulatory Counsel, GLOBAL WATER RESOURCES, INC., and Mr. Michael W. Patten, SNELL & WILMER L.L.P., on behalf of Applicants Global Water-Palo Verde Utilities Company, Inc., Global Water - Red Rock Utilities Company, Inc. , Global Water - Northern Scottsdale Water Company, Inc. , Global Water - Turner Ranches Irrigation, Inc. , Global Water - Balterra Utilities Company, Inc. , Global Water - Eagletail Water Company, Inc., Global Water - Hassayampa Utilities Company, Inc. , Global Water - Picacho Cove Utilities Company, Inc., Global Water - Greater Tonopah Water Company, Inc., Global Water - Santa Cruz Water Company, Inc. and Global Water - Picacho Cove Water Company, Inc. ; Mr. Daniel Pozefsky, Chief Counsel, on behalf of the Residential Utility Consumer Office; and Ms. Bridget Humphrey, Mr. Stephen Emedi, and Ms. Kate Kane, Staff Attorneys, Legal Division, on behalf of the Utilities Division of the Arizona Corporation Commission. 3 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. CONTENTS INTRODUCTION ................................................................................................................................ 9 2 I. PROCEDURAL HISTORY ..................................................................................................... 9 3 DISCUSSION ..................................................................................................................................... 15 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 II. BACKGROUND .................................................................................................................. 15 A. Summary of Water and Wastewater Systems ............................................................... 15 1. SantaCruz ........................................................................................................................ 15 2. Palo Verde ........................................................................................................................ 16 3. Red Rock ........................................................................................................................... 18 4. GTWC ............................................................................................................................... 20 5. Turner Ranches ................................................................................................................ 23 6. Eagletail ............................................................................................................................ 24 7. NSWC ............................................................................................................................... 24 8. Balterra ............................................................................................................................. 25 9. Hassayampa ...................................................................................................................... 25 10. Picacho Utilities ............................................................................................................ 26 11. Picacho Water ............................................................................................................... 26 B. Compliance ....................................................................................................................... 26 C. Staff Recommendations ................................................................................................... 27 1. System Upgrade Recommendations ............................................................................... 27 2. Compliance Recommendations ...................................................................................... 29 3. Water Loss ........................................................................................................................ 29 4. Depreciation Rates ........................................................................................................... 30 D. Global Water Utilities Response ..................................................................................... 31 E. Resolution ......................................................................................................................... 32 Ill. SUMMARY OF RA TE APPLICATION .......................................................................... 32 IV. RA TE BASE ........................................................................................................................ 33 A. Post Test Year Plant ........................................................................................................ 34 1. The Global Water Utilities .............................................................................................. 36 2. RUCO ................................................................................................................................ 36 3. Staff ................................................................................................................................... 38 4. Global Water Utilities Response ..................................................................................... 39 5. Resolution ......................................................................................................................... 40 B. South\vest Treatment Plant ............................................................................................. 41 1. The Global Water Utilities .............................................................................................. 42 2. RUCO ................................................................................................................................ 43 4 DECISION NO. 78644

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. 3. Staff ................................................................................................................................... 43 4. Global Water Utilities' Response ................................................................................... 44 5. Resolution ......................................................................................................................... 45 C. Valencia Condemnation Proceeds .................................................................................. 47 1. The Global Water Utilities .............................................................................................. 48 2. RUCO ................................................................................................................................ 50 3. Staff ................................................................................................................................... 50 4. The Global Water Utilities' Response ............................................................................ 52 5. Resolution ......................................................................................................................... 52 D. Acquisition Premiums ............................................................................................................ 55 1. The Global Water Utilities .............................................................................................. 58 2. RUCO ................................................................................................................................ 62 3. Staff ................................................................................................................................... 64 4. Resolution ......................................................................................................................... 65 E. Other Rate Base Adjustments in Dispute ...................................................................... 70 1. Tax Cut and Jobs Act ...................................................................................................... 70 2. Cash Working Capital. .................................................................................................... 71 3. Accumulated Depreciation .............................................................................................. 74 F. Long Term Storage Credits ............................................................................................ 75 G. Summary of Rate Base Adjustments ............................................................................. 76 V. OPERATINGINCOME ........................................................................................................ 77 A. Incentive Compensation .................................................................................................. 78 1. RUCO ................................................................................................................................ 79 2. Staff ................................................................................................................................... 79 3. Global Water Utilities' Response ................................................................................... 80 4. Resolution ......................................................................................................................... 80 B. Board of Director Compensation ................................................................................... 81 1. Staff ................................................................................................................................... 82 2. RUCO ................................................................................................................................ 82 3. Global Water Utilities' Response ................................................................................... 83 4. Resolution ......................................................................................................................... 83 C. Na med Executive Officer Compensation ....................................................................... 84 D. Listing Costs ..................................................................................................................... 86 1. RUCO ................................................................................................................................ 86 2. Staff ................................................................................................................................... 86 3. Global Water Utilities' Response ................................................................................... 86 5 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. 4. Resolution ......................................................................................................................... 87 E. Discontinued Contractual Expenses .............................................................................. 88 1. RUCO ................................................................................................................................ 88 2. Global Water Utilities' Response ................................................................................... 88 3. Resolution ......................................................................................................................... 88 F. Purchased Power / Purchased Chemicals Expense ...................................................... 89 G. Summary of Adjusted Test Year Operating Revenues and Expenses ........................ 90 VI. COST OF CAPITAL ........................................................................................................... 90 A. Capital Structure and Cost of Debt ................................................................................ 90 1. The Global Water Utilities .............................................................................................. 90 2. RUCO ................................................................................................................................ 90 3. Staff ................................................................................................................................... 91 4. The G lobal Water Utilities' Response ............................................................................ 92 5. Resolution ......................................................................................................................... 93 B. Cost of Equity ................................................................................................................... 94 1. Global Water Utilities ...................................................................................................... 94 1. RUCO ................................................................................................................................ 95 2. Staff ................................................................................................................................... 95 3. Resolution ......................................................................................................................... 95 C. Weighted Average Cost of Capital ................................................................................. 95 D. Operating Margin ............................................................................................................ 96 1. Global Water Utilities ...................................................................................................... 96 2. RUCO ................................................................................................................................ 97 3. Staff ................................................................................................................................... 97 4. Resolution ......................................................................................................................... 98 VII. SUMMARY OF REVENUE REQUIREMENT ............................................................... 99 A. Pinal County Water ......................................................................................................... 99 1. Global Water Utilities ...................................................................................................... 99 2. RUCO ................................................................................................................................ 99 3. Staff ................................................................................................................................. 100 B. Pinal County Wastewater ............................................................................................. 100 1. Global Water Utilities .................................................................................................... 100 2. RUCO .............................................................................................................................. 101 3. Staff ................................................................................................................................. 101 C. Maricopa County Water ............................................................................................... 102 1. Global Water Utilities .................................................................................................... 102 6 DECISION NO. 78644 ----- DOCKET NOS. SW-20445A-20-0214, et al. 2. RUCO .............................................................................................................................. 103 3. Staff ................................................................................................................................. l 03 2 D. Turner Ranches .............................................................................................................. l 04 3 1. Global Water Utilities .................................................................................................... 104 4 2. RUCO .............................................................................................................................. 104 3. 5 Staff ................................................................................................................................. 105 E. Summary Using Adopted Adjustments ....................................................................... 105 6 VIII. RA TE DESIGN .............................................................................................................. 109 7 A. Rate Structure ................................................................................................................ 109 8 8. Consolidation .................................................................................................................. 110 1. RUCO .............................................................................................................................. 110 9 2. Staff ................................................................................................................................. 111 10 3. Global Water Utilities .................................................................................................... 112 11 4. Discussion and Resolution ............................................................................................. 113 12 C. Standalone Rates ............................................................................................................ 119 D. Conservation Rebate Threshold ................................................................................... 122 13 1. RUCO .............................................................................................................................. 122 14 2. Staff ................................................................................................................................. 123 15 3. Resolution ....................................................................................................................... 123 E. 16 1. Service Charges .............................................................................................................. 123 RUCO .............................................................................................................................. 129 17 2. Staff ................................................................................................................................. 129 18 3. Global Water Utilities Response ................................................................................... 132 19 4. Resolution ....................................................................................................................... 132 F. Service Line and Meter Installation Charges ............................................................. 132 20 1. RUCO .............................................................................................................................. 133 21 2. Staff ................................................................................................................................. 133 22 3. Resolution ....................................................................................................................... 133 23 G. Miscellaneous Tariff Changes ...................................................................................... 133 1. Best Management Practices Tariff ............................................................................... 133 24 2. Miscellaneous Terms of Service Tariffs ....................................................................... 135 25 3. Customer Assistance Program Tariffs ......................................................................... 137 26 G. Adjustor Mechanisms .................................................................................................... 139 1. 27 2. Tax Adjustors ................................................................................................................. 139 CAGRD Surcharge / Sustainable Water Surcharge .................................................. 140 28 1. RUCO .............................................................................................................................. 141 7 DECISION NO. 78644 1 2 3 4 5 6 2. 3. 4. H. 1. 2. 3. 4. DOCKET NOS. SW-20445A-20-0214, et al. Staff ................................................................................................................................. 142 Global Water Utilities .................................................................................................... 142 Discussion and Resolution ............................................................................................. 143 Rate Case Expense Surcharge ...................................................................................... 145 RUCO .............................................................................................................................. 145 Staff ................................................................................................................................. 146 Global Water Utilities Response ................................................................................... 146 Discussion and Resolution ............................................................................................. 147 7 FINDINGS OF FACT ...................................................................................................................... 150 8 CONCLUSIONS OF LAW ............................................................................................................. 151 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ORDER ............................................................................................................................................. 152 8 DECISION NO. 78644

2 3 DOCKET NOS. SW-20445A-20-0214, et al. BY THE COMMISSION: INTRODUCTION This matter concerns the rate applications of 11 water and wastewater utilities: Global Water - 4 Palo Verde Utilities Company, Inc. ("Palo Verde"), Global Water - Santa Cruz Water Company, 5 Global Water - Santa Cruz Water Company, Inc. ("Santa Cruz"), Global Water - Red Rock Utilities 6 Company, Inc. ("Red Rock"), Global Water - Northern Scottsdale Water Company, Inc. ("NSWC"), 7 Global Water - Turner Ranches Irrigation, Inc. ("Turner Ranches"), Global Water - Eagletail Water 8 Company, Inc. ("Eagletail"), Global Water - Greater Tonopah Water Company, Inc. ("GTWC"), 9 Global Water - Balterra Utilities Company, Inc. ("Balterra"), Global Water - Hassayampa Utilities 10 Company, Inc. ("Hassayampa"), Global Water - Picacho Cove Utilities Company, Inc. ("Picacho 11 Utilities"), and Global Water - Picacho Cove Water Company, Inc. ("Picacho Water") (collectively, 12 the "Global Water Utilities" or "Applicants"). The last permanent rates for Santa Cruz, Palo Verde, 13 NSWC, and GTWC were authorized by the Arizona Corporation Commission ("Commission") in 14 Decision No. 74364 (February 26, 2014); Red Rock's rates were authorized by the Commission in 15 Decision No. 75163 (July 15, 2015); Eagletai l's rates were authorized in Decision No. 75829 I 6 (December 5, 2016); Turner Ranches' rates were approved in Decision No. 75746 (September 19, 17 2016); Picacho Water and Picacho Utilities' rates were established in Decision No. 70312 (April 24, 18 2008); Balterra's rates were approved in Decision No. 68742 (June 5, 2006); and Hassayampa's rates 19 were established in Decision No. 68922 (August 29, 2006). 20 In Decision No. 77168 (April 26, 2019), as modified by Decision Nos. 77624 and 77625 (May 21 14, 2020), the Commission directed the Global Water Utilities to file a rate case by August 28, 2020, 22 using a test year ending December 31 , 2019. On August 28, 2020, Applicants filed separate 23 applications for each of the Global Water Utilities, in compliance with Decision No. 77168. 24 I. PROCEDURAL HISTORY 25 On July 9, 2020, Palo Verde filed a notice with the Commission indicating its intent to proceed 26 with a rate case in Docket No. SW-20445A-20-0214. On the same date, notices of intent to proceed 27 with a rate case were filed by Red Rock in Docket No. WS-04245A-20-0215, NSWC in Docket No. 28 9 DECISION NO. 78644 ----- DOCKET NOS. SW-20445A-20-0214, et al. W-03720A-20-0216, Turner Ranches in Docket No. W-01677A-20-0217, Balterra in Docket No. SW- 2 20403A-20-0218, Eagletail in Docket No. W-03936A-20-0219, Hassayampa in Docket No. SW- 3 20422A-20-0220, Picacho Utilities in Docket No. SW-20494A-20-0221, GTWC in Docket No. W- 4 02450A-20-0222, Santa Cruz in Docket No. W-20446A-20-0223, and Picacho Water in Docket No. 5 W-20495A-20-0224. 6 On August 28, 2020, the Global Water Utilities filed a Rate Application in each of the above 7 captioned dockets. 8 On September 25, 2020, Staff filed a Sufficiency Letter in each of the above captioned matters 9 stating that each rate application had met the sufficiency requirements as outlined in Arizona 10 Administrative Code ("A.AC.") R 14-2-103. Pursuant to Staff's sufficiency determination, Palo Verde 11 and Santa Cruz were classified as Class A utilities; Red Rock was classified as a Class C utility; GTWC 12 and Turner Ranches were classified as Class D utilities; and Balterra, Eagletail, Hassayampa, NSWC, 13 Picacho Utilities, and Picacho Water were classified as Class E utilities. 14 On October 23, 2020, by Procedural Order, the above captioned matters were consolidated, a 15 hearing was scheduled to commence May 24, 2021 , and other procedural deadlines were established. 16 On January 15, 2021, the Applicants fi led an Unopposed Motion for Extension of Hearing and 17 Procedural Dates. On that same date, the Global Water Utilities filed Notice of Filing Affidavit of 18 Mailing Public Notice to All Customers of the Global Water Utilities. 19 On January 22, 2021, a Procedural Order was issued rescheduling the hearing to commence on 20 August 9, 2021. 21 On April 23, 2021, Chairwoman Lea Marquez Peterson ("Chairwoman Marquez Peterson") 22 filed correspondence. 23 On May 18, 2021, the Global Water Utilities filed a response to Chairwoman Marquez 24 Peterson's correspondence. 25 On July 8, 2021, Staff filed a Request for Extension of Time to file surrebuttal testimony by 26 one week, until July 19, 2021, and made a companion request to extend Global Water Utilities' 27 rejoinder testimony filing deadline by one week, until July 29, 2021. 28 On July 9, 2021, by Procedural Order Staff's Request for Extension of Time was granted. DECISION NO. 78644 - ---- DOCKET NOS. SW-20445A-20-0214, et al. On the same date, by separate Procedural Order a virtual format for the hearing scheduled to 2 begin on August 9, 2021, was established. 3 On July 16, 2021, the Applicants filed an Unopposed Motion for Extension of Time to file 4 parties' surrebuttal testimony from July 19, 2021, until July 21, 2021, and to file its rejoinder testimony 5 from July 29, 2021, until August 2, 2021. 6 On July 16, 2021 , by Procedural Order, the Global Water Utilities' Unopposed Motion for 7 Extension of Time was granted and procedural deadlines were established. 8 On July 21 , 2021, RUCO filed Notice of Filing Surrebuttal Testimonies. 9 On July 21 , 2021, Staff filed Notice of Filing Surrebuttal Testimony. 10 On July 22, 2021, the telephonic pre-hearing conference was held as scheduled. The Global 11 Water Utilities, RUCO, and Staff were represented through counsel. During the proceeding, various 12 procedural matters were discussed including the scheduling of witnesses. 13 On July 27, 2021, Staff filed a Notice of Errata. 14 On July 30, 2021, the Applicants filed a Motion for Discovery Procedural Conference to discuss 15 a discovery dispute stemming from outstanding discovery requests made to Staff concerning 16 consultants to which Staff generally objected on relevance grounds. 17 On the same date, by Procedural Order, the Global Water Utilities' Request for a Procedural 18 Conference was granted and a telephonic procedural conference was scheduled for August 2, 2021. 19 On August 2, 2021, the telephonic procedural conference was held as scheduled. 20 On the same date, the Applicants filed a Notice of Filing Supplemental Citation of Legal 21 Authority. 22 On August 3, 2021 , the Applicants filed their Rejoinder Testimony. 23 On the same date, the Global Water Utilities filed a Notice of Filing Witness Summaries of the 24 Global Water Utilities' Witnesses. 25 On August 3, 2021, Staff filed Notice of Filing Witness Summaries. 26 On August 4, 2021, RUCO filed an Objection to Rejoinder Testimony of Joanne Ellsworth. 27 28 On the same date, Staff filed Notice of Filing List of Exhibits. On August 10, 2021, the Global Water Utilities filed a List of Hearing Exhibits. 11 DECISION NO. _ 47.o8G<64 ..... 4+---- DOCKET NOS. SW-20445A-20-0214, et al. On August 5, 2021 , the Global Water Utilities filed a Notice of Filing Joint Issues Matrix. 2 On August 6, 2021, RUCO filed a Notice of Filing Supplemental Surrebuttal Testimony of 3 Jeffrey Michlik. 4 On the same date, RUCO filed a Notice of Filing List of Witness and Exhibits and Filing 5 Confidential Testimonies Under Seal. 6 On August 6, 2021 , RUCO filed Exhibit RUCO-12. 7 Also on August 6, 2021 , the Applicants filed a Supplemental List of Hearing Exhibits. 8 On August 9, 2021 , the hearing commenced as scheduled. 9 Also, on August 9, 2021, the Global Water Utilities filed a Second Supplemental List of Hearing 10 Exhibits. 11 On the same date, RUCO filed a Notice of Filing List of Exhibits. 12 13 14 15 On August 10, 2021, the Applicants filed a Notice of Filing Opening Statement Presentation. Also on August 10, 2021 , RUCO filed a Notice of Filing List of Exhibits. On the same date, Staff filed a Notice of Filing List of Exhibits. Also on the same date, the Global Water Utilities filed a Notice of Errata, providing notice of 16 an error in the Rejoinder Testimony of Jon Corwin. 17 On August 11 , 2021 , the Global Water Utilities fi led a Third Supplemental List of Hearing 18 Exhibits. 19 On August 12, 2021 , Staff filed a Notice of Filing Updated Exhibit List and Supplemental 20 Exhibit. 21 On August 13, 2021, the Applicants filed a Fourth Supplemental List of Hearing Exhibits. 22 On August 13, 2021, Staff filed a Notice of Errata regarding Frank M. Smaila Direct Testimony 23 Exhibit S-6. 24 On August 18, 2021 , the Global Water Utilities filed a Notice of Withdrawal of the Proposed 25 Voluntary Water Availability Fee. 26 On August 19, 2021 , the Applicants filed a Fifth Supplemental List of Hearing Exhibits. 27 28 On the same date, RUCO filed a Notice of Filing List of Exhibits. On August 20, 2021 , RUCO filed a Notice of Errata regarding the List of Exhibits filed on 12 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. August 19, 2021. 2 On August 20, 2021, the Global Water Utilities filed a Sixth Supplemental List of Hearing 3 Exhibits. 4 On August 20, 2021 , the Global Water Utilities filed a Notice of Filing Additional Schedules 5 Requested by the Administrative Law Judge. 6 On August 20, 2021 , Staff filed a Memorandum clarifying its revised recommendation 7 concerning acquisition premiums. 8 On August 23, 2021, Staff filed a Notice of Filing List of Exhibits. 9 On August 25, 2021, the Global Water Utilities filed a Seventh Supplemental List of Hearing 10 Exhibits. 11 On August 26, 2021, RUCO filed a Notice of Filing List of Exhibits. 12 On August 26, 2021 , the Global Water Utilities filed an Eighth Supplemental List of Hearing 13 Exhibits. 14 On August 27, 2021, the Applicants filed a Ninth Supplemental List of Hearing Exhibits. 15 On August 27, 2021, Staff filed Notice of Filing List of Exhibits. 16 On August 31, 2021, RUCO filed a Response to Chairwoman Marquez Peterson regarding Ex 17 Parte Communication. 18 On September 1, 2021 , the Global Water Utilities filed its Tenth Supplemental List of Hearing 19 Exhibits. 20 On September 2, 2021, the Global Water Utilities filed its Eleventh Supplemental List of 21 Hearing Exhibits. 22 On September 3, 2021 , the Global Water Utilities filed its Twelfth Supplemental List of Hearing 23 Exhibits. 24 Also on September 3, 2021 , the evidentiary hearing concluded. A briefing schedule was 25 established requiring simultaneous initial briefs to be fi led by October 6, 2021 , and simultaneous reply 26 briefs to be filed by October 22, 2021. 27 On that same date, Staff filed a Notice of Filing Late Filed Exhibits. 28 On September 7, 2021, by Procedural Order, the briefing schedule was memorial ized and other 13 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. procedural deadlines were established. 2 On September 13, 2021, the Applicants filed an Unopposed Motion to File Final Schedules on 3 October 7, 2021. 4 On September 14, 2021, by Procedural Order, the Global Water Utilities' request to file final 5 schedules on October 7, 2021, was granted. 6 7 On October 6, 2021, closing briefs were filed by the Global Water Utilities1, RUCO2, and Staff. On October 7, 2021 , the Global Water Utilities filed Notice of Filing Applicants' Final 8 Standalone Schedules and Notice of Filing Applicants' Proposed Consolidated Final Schedules. 9 Also on October 7, 2021, Staff filed Staff's Notice of Filing Late Filed Exhibit including Exhibit 10 S-21, Staffs final rate schedules. 11 12 On October 22, 2021, reply briefs were filed by the Applicants3, RUCO, and Staff. Between December 18, 2020, and October 22, 2021, approximately 15 public comments were 13 received. Twelve of the public comments4 generally expressed disagreement with the applications and 14 cited reasons including bills under existing rates are already high and that bills are typically higher than 15 municipal bills for water service within metropolitan Phoerux. Three of the public comments, including 16 one from Ricky Horst, manager of the City of Maricopa on behalf of the City of Maricopa expressed 17 support for the applications and favorably noted the Global Water Utilities' proposed phase-in of the 18 rate increase and proposed rate consolidation. 19 Telephonic public comment proceedings were held on April 19, 2021 , May 8, 2021, and May 20 24, 2021. During the April 19 public comment proceeding, one speaker, Ricky Horst, Manager of the 21 City of Maricopa provided comment supporting the Global Water Utilities' applications. No person 22 came forward to provide public comment during either the May 8 or May 24 public comment 23 proceedings. 24 25 26 1 The Global Water Utilities' brief was filed after hours on October 6, 2021 , and docketed on October 7, 202 1. 2 RUCO also attached final schedules to its Closing Brief. 3 The Global Water Utilities' reply brief was received after hours on October 22, 2021 , and docketed on October 25, 2021. 27 4 Comments in opposition were received from Joseph Williams, Carmen Deese, Hattie Sturgill, Nicole Covington, Kenneth 28 Phelps, Samantha Dittman, Robert Kolvick, Scott Holmes, David Mayer, Gary Lowe, Leonard Gonchar, and Robert Serrano. 14 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 1 DISCUSSION 2 IL 3 BACKGROUND The Global Water Utilities are wholly owned by Global Water, LLC, which in tum is wholly 4 owned by Global Water Resources, Inc. ("GWRI"), a water resource management company that is the 5 ultimate parent of more than a dozen regulated water, wastewater, and recycled water utilities located 6 primarily in Maricopa, Pima, and Pinal counties. GWRI is publicly traded on the NASDAQ and the 7 Toronto Stock Exchange. 8 9 10 A. Summary of Water and Wastewater Systems The Global Water Utilities' water and wastewater systems are as follows: 1. Santa Cruz 11 Santa Cruz is a class A public service corporation providing water utility service to 12 approximately 21,565 connections during the test year. Santa Cruz is composed of two active water 13 systems, and a third inactive water system. The Santa Cruz water system serves in and around the City 14 of Maricopa. Santa Cruz employs seven potable water wells capable of producing a cumulative I 2,600 15 16 17 18 19 gallons per minute ("GPM") and six non-potable wells. The system utilizes a blending plan with a capacity of 13,200 GPM and utilizes two chlorination systems and a Supervisory Control and Data Acquisition ("SCADA") system. The system has five storage tanks providing a total capacity of approximately 6.5 million gallons, and five 10,000-gallon pressure tanks. The system also has various booster pumps, fire hydrants, backup generators and a distribution system. 20 During the test year, Santa Cruz's Santa Cruz water system sold 2,208,575,555 gallons and had 21 another 20,837,589 gallons accounted for nonrevenue uses. Compared against 2,395,902,000 gallons 22 23 24 25 26 27 28 pumped, the level of accountable water usage indicates a 6.95 percent water loss rate. Santa Cruz's CP Water system sold 1,039,300 gallons compared to 1,110,956 purchased from Arizona Water Company for an approximate 6.29% water loss rate. Staff projects that the Santa Cruz system could reasonably be expected to grow to 24,800 connections by 2022. Staff believes that the current system capacity provides adequate water supply to serve the existing customer base and reasonable growth. 15 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-02 l 4, et al. The CP Water system has no wells, treatment, storage tanks, pressure tanks, booster pumps, or 2 fire hydrants. The system has a two-inch interconnection by which it receives potable water supplied 3 from Arizona Water Company's Pinal Valley water system with a capacity of approximately 160 GPM. 4 The CP Water system serves approximately 15 connections. Staffs analysis indicates that the 160 5 GPM capacity serving the CP Water system is sufficient to serve potentially over 500 additional 6 customers and on that basis Staff concludes the CP Water system has adequate capacity to serve 7 existing customers and reasonable growth. 8 Although currently not serving any customers, the Southwest water system consists of one 9 potable water well capable of producing approximately 2,100 GPM, a chlorination system, a storage 10 tank with total capacity of 2,500,000 gallons, a single I 0,000-gallon pressure tank, two booster pumps 11 and a distribution system although it although it was not serving any customers during the Test Year. 5 12 The Southwest water system is the result of Santa Cruz's request to extend its Certificate of 13 Convenience and Necessity ("CC&N") to serve a master plaimed community which was approved in 14 Decision No. 68448 (February 2, 2006). A downturn in the economy stalled development of the master 15 planned community and thus no customers have materialized although facilities have been constructed 16 to provide service. The water facilities comprising the Southwest water system, known as the Terrazo 17 Water Distribution Plant are a portion of the $33 million investment made by the Global Water Utilities 18 to construct the facilities described as the Southwest Treatment Plant and discussed further below. 19 2. Palo Verde 20 Palo Verde is a Class A public service corporation delivering wastewater utility service to 21 approximately 21,300 customers in and around the City of Maricopa. 6 Palo Verde is divided between 22 the Palo Verde Campus 1 and Palo Verde Campus 2 wastewater systems. a. Palo Verde Campus 1 23 24 Palo Verde Campus 1, has a treatment plant with a wastewater treatment capacity of 5,000,000 25 gallons per day ("GPD") and produces Class A+ quality recycled water that is used by lakes throughout 26 Maricopa for irrigation and other purposes. Campus 1 was designed with a regional scope and therefore 27 5 Ex. S-6 at 20. 28 6 Ex. S-6 at 100, 106. 16 DECISION NO. _ 7_8_64_4 __

DOCKET NOS. SW-20445A-20-0214, et al. maximized the utilization of gravity mains. However, Palo Verde's Campus I wastewater system also 2 includes seven lift stations, and 9.8 miles of force mains, much of which was introduced by the 3 acquisition of the 387 Domestic Water Improvement District ("387 DWID") in 2005, which was 4 merged into Palo Verde's Campus 1 wastewater system. 5 Campus 1 also includes a generator with each of the seven lift stations in its collection system, 6 an eighth lift station at the treatment plant, headworks, anoxic and aerobic treatment, clarifiers, media 7 filters, ultraviolet disinfection, recycled water storage lagoons, a recycled water pump station, a 8 SCAD A system and a collection system with approximately 201 miles of gravity mains. 9 Campus 1 experienced its peak day flow in February of the test year when it recorded single- 10 day flow of 3,844,000 GPD. Based on Staffs calculations, Campus 1 is using approximately 76.8 11 percent of its permitted capacity. 12 During the test year, Campus 1 provided service to approximately 21,300 customer 13 connections. Based on growth projections extrapolated from historical growth data, Staff states that 14 the customer base could conceivably reach 22,500 connections by 2022. Staffs analysis indicates that 15 the Campus 1 system's treatment capacity of 5 million GPD and design capacity of 12 million GPD is 16 adequate to serve its customer base and reasonable growth. 1 7 b. Palo Verde Campus 2 18 Palo Verde's Campus 2 wastewater system includes the Southwest Treatment Plant located at 19 the southwest corner of Peters & Nall Road and Green Road in the City of Maricopa. The Campus 2 20 wastewater system currently serves no customers as the new master planned development that the plant 21 was intended to serve halted all construction due to the economic downturn in the mid-2000's. The 22 economic downturn occurred abruptly after the Southwest Treatment Plant was completed. 23 The wastewater system is comprised ofheadworks, sequential batch reactors, post-equalization, 24 media filters, ultraviolet disinfection, and a recycled water pump. Based on ADEQ permits, the 25 Southwest Treatment Plant is authorized for 1 million GPD in treatment capacity and it is designed for 26 an ultimate capacity of 9 million GPO. To avoid allowing plant to deteriorate in place, Palo Verde 27 opted to remove some assets from Campus 2 to be used in Campus 1. 28 According to Palo Verde, approximately 20,000 to 30,000 GPD of wastewater flow, the 17 DECISION NO. 78S44 DOCKET NOS. SW-20445A-20-0214, et al. equivalent to 200 to 250 homes, is necessary to operate the Southwest Treatment Plant. Until the 2 necessary flows materialize, the Campus 2 system will employ a vault and haul process whereby 3 wastewater flows are collected through a lift station, vaulted to a truck and delivered to Campus 1 for 4 treatment. Campus 2's ADEQ pennitting authorizes up to 50,000 GPO, or approximately 350 homes, 5 worth of wastewater flows for vaulting and hauling. When adequate flows are generated within 6 Campus 2's wastewater system, new equipment to replace equipment removed and being utilized in 7 Campus I will be necessary to bring Campus 2 into full operation. 8 Palo Verde projects the first customer homes to receive service will begin within the Amarillo 9 Creek development in July 2022, to be followed by Palomino Ranch in mid-2023. New customers are 10 also projected to initiate service within the Midway development in the second quarter of 2024, and 11 Cactus Springs in the fourth quarter of 2024. 12 3. Red Rock 13 Red Rock is a Class C public service corporation providing water and wastewater service to 14 approximately 900 water connections and 900 wastewater connections in the test year. Red Rock is 15 comprised of two separate systems, one active with customers and the other inactive. The active system 16 is located in Pinal County, approximately 30 miles n01thwest of Tucson, just west of Interstate- I 0. 7 17 Red Rock also includes a service territory in Pima County, south and east of Tucson, just east of 18 Interstate-19, that is not currently serving customers and has no plant. 19 a. Water System 20 Red Rock's water system includes two groundwater wells with a combined capacity of 21 approximately 1,500 GPM, a Nitrate Treatment Facility ("NTF") that utilizes a blending plan for 1,500 22 GPM, a chlorination system, a SCADA system, a single 900,000-gallon storage tank, two 5,000-gallon 23 pressure tanks, booster pumps with a combined output of approximately 1,500 GPM, 85 fire hydrants, 24 a 350 kW generator, and a distribution system. 25 One of Red Rock's wells, Well No. 1, produces water that exceeds maximum contaminant 26 levels for nitrates, whereas Well No. 2 produces water that is well below the maximum contaminant 27 28 7 Ex. S-6 at 15. 18 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 1 level. To address the nitrate contamination issue, the Red Rock water system blends water from both 2 wells, which requires Well No. 2 to be in continuous operation. The NTF also treats the water produced 3 from Well No. 1 but it is an expensive process. The blending process alone is not sufficient to meet 4 the needs of the distribution system at all times and thus the blending plan is supplemented by treatment 5 from the NTF. To improve economy of operation, Red Rock has implemented screening of segments 6 of Well No. 1, cordoning off elevations within the aquifer with high nitrate contamination to lower 7 nitrate levels in pumped water which has resulted in nitrate levels below the maximum contaminant 8 level independent of blending processes or NTF treatment. 9 During the test year, Red Rock sold 55,638,175 gallons of water and could account fo r a further 10 3,150,950 gallons expended for other purposes. Compared to 59,619,000 gallons pumped, the level of 11 Red Rock's water loss is approximately 1.39%. 12 Based on the Red Rock water system's 1,500 GPM well capacity and 900,000 gallons of 13 storage, Staff concludes the system has adequate capacity to serve its existing customer base and 14 reasonable growth which Staff projects could reach 1,030 customers by 2022. 15 b. Wastewater System 16 Red Rock's wastewater system includes a lift station, media filters, ultraviolet disinfection, 17 sequential batch reactors, a recycled water storage lagoon, a SCADA system, and approximately 13 18 miles of collection mains that served approximately 880 customer connections during the test year. 19 Red Rock's wastewater system has a treatment and design capacity of 300,000 GPM. The wastewater 20 system experienced 159,036 GPO in flows during its peak day flow. Based on Staffs calculation of 21 peak day flows, Red Rock's water reclamation faci lity is presently using 53 percent of its permitted 22 capacity. 23 Staff projects a reasonable level of growth in the future could conceivably increase Red Rock's 24 wastewater customer base to 1,000 connections by 2022. Based on the system's 53 percent utilization 25 of its 300,000 GPM of capacity, Staff concludes that Red Rock's wastewater system is adequate to 26 serve current customers and reasonable growth. 27 28 19 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 4. GTWC 2 GTWC is a Class D public service corporation delivering water utility service via eight separate 3 water systems to approximately 400 total connections in a rural area located approximately 50 miles 4 west of Phoenix, along Interstate 10. 8 5 a. Buckeye Ranch System 6 GTWC's Buckeye Ranch water system consists of two potable water wells capable of a 7 combined 170 GPM output, an Arsenic Treatment Facility ("A TF"), a SCAD A system, a chlorination 8 system, two storage tanks with a combined capacity of 370,000 gallons, a 1,500-gallon pressure tank, 9 booster pumps with a combined output of approximately 2,100 GPM, 14 fire hydrants, and a 10 distribution system serving approximately 120 connections in the test year. 11 In the test year, GTWC's Buckeye Ranch system pumped 16,746,000 gallons but sold 12 13,365,698 gallons and could account for another 452,647 gallons used for non-sale purposes. 13 Consequently, the Buckeye Ranch water system experienced an approximate 17.28% water loss rate 14 during the test year. 15 Stafrs projected growth forecast estimates that the Buckeye Ranch system could conceivably 16 have as many as 130 connections by 2022. Based on Buckeye Ranch's 170 GPM of water production 17 and 370,000 gallons of storage, Staff concludes that the system has adequate capacity to serve existing 18 customers and reasonable growth. 19 b. Dixie Water System 20 GTWC's Dixie Water system is composed of a single well producing 40 GPM, a chlorination 21 system, a SCADA system, two storage tanks with combined capacity of 16,000 gallons, a 500-gallon 22 pressure tank, a booster pump capable of delivering 50 GPM, and a distribution system serving 40 23 customer connections in the test year. 24 During the test year, Dixie Water sold approximately 2,365,231 gallons compared to 2,513,000 25 gallons pumped and could account for an additional 32,103 unsold gallons for a test year water loss 26 rate of 4.6%. 27 28 8 Ex. S-6 at 38-67. 20 DECISION NO. 78644 -----

DOCKET NOS. SW-20445A-20-0214, et al. Based on Staff's growth projections, the Dixie Water system could increase to 41 connections 2 by 2022. Based on the 40 GPM of water supplied by its well and its 16,000 gallons of storage, Staff 3 concludes that the Dixie Water system has adequate capacity to serve its existing customers and 4 reasonable growth. 5 6 c. Garden City System GTWC's Garden City water system is comprised of one potable water well with an output of 7 30 GPM, a SCADA system, a chlorination system, two storage tanks with a combined capacity of 8 27,000 gallons, a 2,000-gallon pressure tank, a booster pump capable of providing 50 GPM, and a 9 distribution system serving approximately 20 connections in the test year. 10 During the test year, GTWC's Garden City water system reported 1,391 ,359 gallons sold and 11 accounted for a further 201,21 l unsold gallons. Compared to 1,861,000 gallons pumped, the Garden 12 City water system's water loss rate was 14.42%. 13 Staffs analysis indicates that the Garden City water system is projected to remain at 20 14 connections into the near future. Based on the 30 GPM of well production and 27,000 gallons of 15 storage, Staff asserts that the Garden City water system has adequate capacity to serve its customers 16 and future growth. 17 d. Roseview System 18 GTWC's Roseview water system consists of a potable water well producing 30 GPM, 20 Point 19 of Use Arsenic treatment units, a SCAD A system, a chlorination system, two storage tanks providing 20 16,000 gallons of capacity, booster pumps that deliver a combined total of 60 GPM, a 1,000-gallon 21 pressure tank, and a distribution system serving 20 connections in the test year. 22 During the test year, the Roseview water system pumped 1,343,000 gallons, sold 1,305,182 23 gallons and could account for an additional 21 ,699 gallons that were unsold for a water loss rate of 24 1.2%. 25 Staff's growth projections for the Roseview water system suggest it could be serving as many 26 as 28 customers by 2022. Based upon its well production capacity of 30 GPM and 16,000 gallons of 27 storage, Staff concludes the Roseview water system has adequate capacity to serve existing customers 28 and reasonable growth. 21 DECISION NO. 78644 1 2 DOCKET NOS. SW-20445A-20-0214, et al. e. West Phoenix Estates No. 1 System GTWC's West Phoenix Estates No. I ("WPEI ") water system comprises a single potable water 3 well capable of producing 26 GPM, a SCADA system, a single 3,000-gallon storage tank, two 30- 4 gallon storage bladders, a booster pump capable of delivering 50 GPM, and a six miles of distribution 5 mains in its distribution system to serve nine connections in the test year. The WPEl water system 6 treatment system uses point of use arsenic treatment and a chlorination system. 7 During the test year, WPEl sold 275,792 gallons and could account for another 90,290 gallons 8 that went unsold. Compared to 376,000 gallons pumped, WPEl 's water loss rate was calculated to be 9 10.71%. l O Based on extrapolating from historical customer growth, Staff projects the customer base within 11 the WPEl water system to remain steady at nine connections into the near future. Staff believes that 12 the 26 GPM of water production and 3,000 gallons of storage provide adequate capacity to service its 13 current customers and reasonable growth. 14 f. W. Phoenix Estates No. 6 System 15 GTWC's West Phoenix Estates No. 6 ("WPE6") water system has a single potable water well 16 capable of producing 25 GPM, a fluoride/arsenic treatment facility, a SCAD A system, a chlorination 1 7 system, two storage tanks with a combined capacity of 31 ,000 gallons, a raw water settling tank, a 18 2,000-gallon pressure tank, a booster pump capable of delivering 50 GPM, and a distribution system 19 serving approximately 30 connections in the test year. The customer base is highly dispersed and the 20 distribution system includes over 10 miles of water mains. 21 WPE6's test year reported water sales amount to 1,550,249 gallons and an additional 145,774 22 unsold gallons were accounted for. However, GTWC's WPE6 water system reported 2, I 81,000 23 gallons pumped for an annual water loss rate of 22.24%. 24 Based on limited projected growth in the near term for the WPE6 water system, Staff 25 determined that the 25 GPM of well production and 31,000 gallons of storage provide adequate 26 capacity to serve current customers and reasonable future growth. 27 g. W. Phoenix Estates No. 7 System 28 GTWC's West Phoenix Estates No. 7 ("WPE7") water system employs a single potable water 22 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 1 well producing approximately 20 GPM, a SCADA system, a 5,400-gallon storage tank, an 800-gallon 2 pressure tank, a booster pump capable of delivering 50 GPM and a distribution system serving seven 3 connections in the test year. WPE7's treatment system utilizes a chlorination system as well as point 4 of use arsenic treatment. 5 During the test year, WPE7 reported 288,736 gallons sold and could account for 79,6959 6 additional unsold gallons. However, WPE7 reported 780,000 gallons pumped during the test year for 7 a test year water loss rate of 52. 77%. 8 Staff projects limited customer growth into the immediate future and based on 20 GPM of water 9 production and 5,400 gallons of storage, Staff views WPE7 as possessing adequate capacity to serve 10 its existing customers and reasonable projected growth. 11 12 h. Sunshine System GTWC's Sunshine water system is comprised of a potable water well producing 100 GPM, an 13 Arsenic Treatment Facility, a chlorination system, a SCADA system, two storage tanks with combined 14 capacity of 150,000 gallons, a 5,000-gallon pressure tank, booster pumps delivering 900 GPM, eight 15 fire hydrants, an 80kW generator, and a distribution system serving approximately 170 connections in 16 the test year. 17 During the test year, GTWC's Sunshine system reported 12,443,440 gallons sold and could 18 account for an additional 458,280 gallons of unsold water. Compared to 13,956,000 gallons pumped, 19 Sunshine water system's reported test year water loss rate was 7.55%. 20 Based on available data, Staff projected growth within the Sunshine water system could 21 conceivably reach 191 connections by 2022. Staff concludes that the 100 GPM of water production 22 and 150,000 gallons of storage provide adequate capacity to serve current customers and future growth 23 within the Sunshine water system. 24 25 26 5. Turner Ranches Turner Ranches is a Class D public service corporation delivering irrigation and fire protection 27 9 The Staff engineering testimony (Ex. S-6 at 78) indicates 796,950 gallons were unsold but accounted for which is greater than the total gallons pumped for the year. Based on the indicated water loss rate, the record indicates that the accounted 28 unsold water reported in the Staff testimony is likely be a typographical error. Arithmetically, an account unsold water amount of 79,695 produces a water loss rate of 52.77 percent. 23 DECISION NO. ?8644 DOCKET NOS. SW-20445A-20-0214, et al. water to approximately 950 connections in the test year. Turner Ranches serves a territory located 2 approximately 25 miles east of Phoenix that principally includes the Leisure World and Superstition 3 Springs communities and associated golf courses. 10 Turner Ranches' water system consists of five non- 4 potable water wells with a combined output of approximately 5,200 GPM, a SCADA system, six 5 reservoirs, six booster pumps, a single 230 kW generator, and 137 fire hydrants. 6 During the test year, Turner Ranches reported 645,838,000 gallons sold to 666,740,000 gallons 7 pumped for an approximate 3.13% water loss rate. 8 Staff's analysis indicates the system has adequate water supply to serve existing customers and 9 reasonable growth into the future. 10 11 6. Eagletail Eagletail is a Class E public service corporation providing water utility service to approximately 12 60 customer connections in a rural area approximately 66 miles west of Phoenix, south of Interstate 13 10. 11 The water system includes a single potable well with a capacity of approximately 400 GPM, a 14 chlorination system, a SCADA system, a storage tank with 125,000 gallons of capacity, a 5,000-gallon 15 pressure tank, booster pumps that can provide a cumulative 700 GPM, a single 200 kW generator and 16 a distribution system. Notably, Eagletail 's customer base is widely dispersed and the distribution 1 7 system includes over 24 miles of water mains. 18 During the test year, Eagletail reported 3,521,295 gallons sold and could account for 162,250 19 gallons that were unsold. Compared to 6,136,000 gallons pumped, Eagletail had a test year water loss 20 rate of 39.97%. 21 Staff's growth projections suggest that Eagletail 's customer base could reach 65 customers by 22 2022. Based on the water system's 400 GPM well and 125,000 gallons of storage, Staff's analysis 23 indicates the system has adequate capacity to serve existing customers and reasonable growth. 7. NSWC 24 25 26 27 NSWC is a Class E public service corporation providing water utility service to approximately 10 Ex. S-6 at 24. 28 11 Ex. S-6 at 28 24 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. 1 92 connections in a rural area located approximately 30 miles northeast of downtown Phoenix.12 2 NSWC's water system employs two potable water wells capable of a combined output of 160 GPM, a 3 chlorination system, a SCADA system, a 250,000-gallon storage tank, a 5,000-gallon pressure tank, 4 booster pumps with a combines output of 1,320 GPM, 55 fire hydrants, a standpipe and a distribution 5 system. 6 During the test year, NSWC reported 26,339,739 gallons sold and could account for 193,787 7 gallons that were not sold. NSWC reported 28,241,000 gallons pumped for a water loss rate of 6.05 8 percent. 9 Staffs analysis indicates that growth could see NSWC's customer base reach 101 connections 10 by 2022. Based on the system's 160-GPM well production and 250,000 gallons of storage, Staff 11 concludes the system has adequate capacity to serve existing customers and reasonable growth. 12 13 8. Balterra Balterra is a Class E public service corporation certificated to provide wastewater service to a 14 territory located approximately 50 miles west of Phoenix, near Tonopah in Maricopa County. Balterra 15 currently has no plant in service and no customers. 13 16 17 18 date. 19 20 Balterra has an ADEQ pennit allowing up to 0.55 million GPO in wastewater flows. According to Balterra, no development has occurred within Balterra's wastewater system to 9. Hassayampa Hassayampa is a Class E public service corporation certificated to provide wastewater service 21 to a territory west of the Town of Buckeye, approximately three miles north of Interstate-I 0. 22 Hassayampa presently has no plant in service and no customers. 14 23 24 Hassayampa has an ADEQ permit authorizing up to 1.0 million GPO in wastewater flows. The Hassayampa wastewater system is currently in the planning, design, and engineering phase 25 to provide service to its first customers beginning in 2022. 26 27 12 Ex. S-6 at 72. 13 Ex. S-6 at 116. 28 14 Ex. S-6 at 116. 25 DECISION NO. 78644 ----- DOCKET NOS. SW-20445A-20-0214, et al. 10. Picacho Utilities 2 Picacho Utilities is a Class E public service corporation certificated to provide wastewater 3 service to a territory approximately three miles east of the City of Eloy in Pinal County. Picacho 4 Utilities has no plant in service and no customers at this time.15 5 6 Picacho Utilities does not currently have an ADEQ pennit authorizing any wastewater flows. The Picacho Utilities wastewater system is currently in the planning, design, and engineering 7 phase to provide service to its first customers beginning in 2022. 8 9 11. Picacho Water Picacho Water is a Class E public service corporation certificated to provide water utility 10 service to a territory located approximately three miles east of the City of Eloy in Pinal County. 11 Picacho Water has no plant in service and no customers at this time.16 12 According to Picacho Water, industrial and commercial development is planned within the area 13 and it has signed an agreement to provide water service (Picacho Utilities has signed an agreement to 14 provide wastewater service) to Nikola Corporation. At the time that this rate application was fi led, the 15 Nikola site was not within the Picacho Water's approved CC&N. Since then, the Commission has 16 issued Decision No. 78246 (September 29, 2021) approving the extension of Picacho Water and 17 Picacho Utilities' CC&Ns to the Nikola site. 18 19 B. Compliance Staff obtained Compliance Status Reports ("CSR") from Arizona Department of Environmental 20 Quality ("ADEQ") and Maricopa County Environmental Services Department ("MCESD") for each of 21 the Applicants' water and wastewater systems involved in the present proceeding. Based on the CSRs, 22 each of the Applicants' water systems are currently providing water that meets quality standards 23 required under 40 Code of Federal Regulations part 141 (National Primary Drinking Water 24 Regulations) and A.A.C. Title 18, Chapter 4. 25 Regarding the Applicants' wastewater systems, Palo Verde's wastewater system is in 26 compliance. However, Red Rock's wastewater system is not in current compliance. According to an 27 15 Ex. S-6at116. 28 16 Ex. S-6atl9. 26 DECISION NO. _ 7_8_64_4 __ DOCKET NOS. SW-20445A-20-0214, et al. ADEQ CSR dated March 11 , 2021, Red Rock's wastewater facility was out of compliance due to issues 2 with E. Coli, and Turbidity in Routine Discharge and Reuse during the period from July I , 2019, to 3 June 30, 2020. Staff explains that the cause for the noncompliance is that Red Rock's wastewater 4 system had only one Sequential Batch Reactor ("SBR") to process all wastewater flows and Red Rock 5 experienced problems with the sand media fi lters as well. Red Rock has since placed a second SBR 6 into use and has rebuilt the sand media filter, in addition to repairing broken filter drains. 7 Staff notes that even when the underlying cause for the noncompliance is resolved, ADEQ 8 requires the facility to operate a full year with no violations before it will be determined to be in 9 compliance with ADEQ requirements. 10 Staff also obtained CSRs from Arizona Department of Water Resources ("ADWR") for each 11 of the Applicants' water systems. Based on the ADWR CSRs, all of the Applicants' water systems 12 regulated by ADWR are compliant with ADWR requirements governing water providers and/or 13 community water systems. 14 Staff found that the Applicants are in compliance with all trackable Commission compliance 15 requirements. 16 17 18 C. Staff Recommendations 1. System Upgrade Recommendations a. Non-NSF Certified Galvanized Steel Pipe 19 Staffs examination of the Eagletail water system discovered that the system uses galvanized 20 steel pipe and fittings at the booster pump station. Staff explains that galvanized steel pipe is a desirable 21 construction material because it has low initial material cost, long service life, resists damage during 22 transport, installation, and during service, has a low maintenance cost, and it installs quickly. However, 23 galvanized steel pipe also contains zinc which can react with the water borne in the pipe to generate 24 internal rust and water discoloration as well as defonnation of the pipe interior to impede flow and case 25 low water pressure. Further, the zinc coatings often contain lead and Staff observes that a study of 26 water samples from some homes with galvanized steel pipe contained lead at levels that would prompt 27 action from the United States Environmental Protection Agency. 28 27 DECISION NO. 78644 ------ DOCKET NOS. SW-20445A-20-0214, et al. Eagletail confirmed that the pipe and fittings in question do not contain the National Sanitation 2 Foundation ("NSF") certification seal demonstrating that they are an approved material for use in a 3 drinking water system per ADEQ rule R18-5-213(B). 4 Non-NSF certified galvanized steel pipe and fittings were also observed in use in GTWC for 5 the booster pump stations and well discharge lines of the Dixie Water, Garden City, Roseview, WPEl , 6 WPE6 and WPE7 water systems. 7 Staff recommends that the non-NSF certified galvanized steel pipe and fittings used in the 8 booster pump station and production well discharge lines of Eagletail 's and GTWC's Dixie Water, 9 Garden City, Roseview, WPEl, WPE6 and WPE7 water systems be replaced with NSF certified 10 materials. Further, Staff recommends that Eagletail and GTWC be required to file with Docket Control 11 as compliance items in this docket, documentation demonstrating that the non-NSF certified pipe and 12 fittings have been replaced within a year of the effective date of the Decision in this matter. 13 b. Power Transfer Switch 14 Staffs notes that GTWC's Buckeye Ranch water system lacks backup power to serve its 15 booster pumps, which will cause loss of water service in the event of a power disruption. GTWC's 16 Dixie Water, Garden City, Roseview, WPEl , WPE6, and WPE7 water systems also lack a backup 17 power solution in the event of power failure. 18 Instead ofrequiring the installation of a backup generator, Staff recommends that GTWC install 19 a transfer switch to facilitate rapid hook up of a temporary generator to power booster pumps during 20 outages. Staff also recommends that GTWC be required to file, with Docket Control as a compliance 21 item in this docket, documentation including photos demonstrating the installation of the transfer 22 switch at the Buckeye Ranch, Dixie Water, Garden City, Roseview, WPEl , WPE6, and WPE7 booster 23 pump stations within one year of the effective date of the Decision in this matter. 24 c. Second Booster Pump 25 Staff is concerned that GTWC's Dixie Water system relies on a single booster pump, the loss 26 of which would prevent pumping of water to customers. Staff notes that ADEQ's Engineering Bulletin 27 No. 10 requires "[a] minimum of two complete pumping units shall be provided, each capable of 28 delivering the required flow while maintaining minimum system pressures." 28 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. Additionally, GTWC's Garden City, WPEl, WPE6, and WPE7 lack second booster pumps to 2 continue providing service in the event that their booster pumps fail. 3 Staff recommends that GTWC be required to install an additional booster pump to serve the 4 Dixie Water, Garden City, WPEI , WPE6, and WPE7 water systems. Staff further recommends that 5 GTWC be required to file with Docket Control as a compliance item in this docket, documentation, 6 including photo evidence, demonstrating that an additional booster pump has been installed in the Dixie 7 Water, Garden City, WPEI, WPE6, and WPE7 water systems within one year of the effective date of 8 the Decision in this matter. 9 2. Compliance Recommendations 10 Staff recommends that Red Rock be ordered to file with Docket Control, as a compliance item 11 in this docket, a copy of an ADEQ CSR for Red Rock indicating that it is compliant with ADEQ 12 requirements within 180 days from the effective date of a Decision in this matter. 13 14 3. Water Loss Staff is concerned by the high rates of water loss experienced by Eagletail and GTWC's 15 Buckeye Ranch, Garden City, WPEl , WPE6, and WPE7 water systems. Staff asserts that in no 16 circumstance should water loss exceed 15 percent. 17 According to Eagletail, the water loss rate was approximately 47 percent before GWRI acquired 18 the system from its prior owners. Eagletail attributes the high water loss rate to a combination of a 19 leaking storage tank and leaking water mains, antiquated service meters, and corroded service line 20 saddles. Additionally, Eagletail notes the lengthy water mains serving the system compared to the 21 relatively few customers and asserts that sparsely populated service territories will have more fittings 22 and longer lengths of water main per metered connection leading to more opportunities for leaks. In 23 addition to replacing the storage tank in 2018, Eagletail has been replacing customer meters in 24 conjunction with its rollout of SCAD A infrastructure which has contributed to reducing the water loss 25 rate to approximately 40 percent. Eagletail has also recently employed drone surveillance to identify 26 areas along water mains exhibiting unusual vegetation as a pointer to locate potential leaks. 27 28 GTWC attributes its Buckeye Ranch water loss rate to antiquated facilities serving a widely 29 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. dispersed, rural customer base, similar to Eagletail. In contrast, GTWC's Garden City water system 2 has experienced several main breaks, three occurring in 2019 on the same section of water main. The 3 Garden City system likewise serves a sparsely populated, rural community and it has identified another 4 four miles of water mains which require continuous attention to minimize water loss. GTWC explains 5 that the WPEl and WPE6 systems also have lengthy spans of water mains, six and 1 O miles, 6 respectively, serving their likewise thinly populated communities that require constant maintenance to 7 minimize water loss. GTWC attributes WPE7's water loss rate to a span of water main that is 8 particularly prone to main breaks, having suffered five mainline breaks in 2019, three of them in the 9 month of January alone. GTWC also notes that difficulty in identifying and locating leaks in the WPE7 10 system is exacerbated by the widely spread-out customer base. 11 Staff recommends that Eagletail and GTWC monitor the water loss for a 12-month period. If 12 the reported water loss continues to exceed 10 percent, Staff recommends requiring Eagletail and 13 GTWC, as applicable, submit a water loss reduction report containing a detailed analysis and plan to 14 reduce water loss to acceptable rates for the water systems with the continuing high water loss rates. 15 The water loss reduction report should also include a detailed cost/benefit analysis explaining why 16 reducing water loss below 10 percent is infeasible if Eagletail or GTWC believes it is not cost effective 17 to attain a lower than 10 percent water loss rate. Staff further recommends that Eagletail and GTWC, 18 as appropriate, be required to file the water loss reduction report with Docket Control, in this docket as 19 a compliance item, within 18 months of the effective date of a Decision issued in this matter. 20 21 4. Depreciation Rates The Global Water Utilities did not propose new water or wastewater depreciation rates. Only 22 a select few water and wastewater depreciation rates for certain National Association of Regulatory 23 Utility Commissioners ("NARUC") account numbers were included in the applications. Staff 24 recommends that the Applicants be required to use Staff's typical and customary water and wastewater 25 depreciation rates for the full range of accounts recognized under the NARUC uniform system of 26 accounts, as contained within the attachments to the testimony of Staff witness Frank Smaila17• 27 28 17 Ex. S-6, Attachment 7 (Depreciation Rates-Water) and Attachment 13 (Depreciation Rates-Wastewater). 30 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. D. Global Water Utilities Response 2 The Global Water Utilities agree with Staff's depreciation rate reconunendation. Regarding 3 Staff's recommended galvanized steel pipe replacement, power transfer switch, and backup booster 4 pump recommendations, the Applicants note that a transfer switch and backup generator have already 5 been installed at Buckeye Ranch and no further action is necessary for that system. 18 The Global Water 6 Utilities do not object to Staff's recommendations for the installation of transfer switches at the Dixie, 7 Roseview, WPE 1, WPE6, and WPE7 water systems. 19 The Applicants also accept Staff's galvanized 8 steel pipe replacement recommendations.20 9 Responding to Staff's identification of an ADEQ compliance issue relating to Red Rock, the 10 Applicants assert that the turbidity issues prompting the ADEQ noncompliance finding trace their 11 origin to inaccurate reporting by a contractor employed by Red Rock's prior owner.21 Consequently, 12 the Global Water Utilities were unaware of the problem at the time of acquisition but have since made 13 improvements to address the problems as failed or neglected equipment has been identified and 14 replaced. Applicants point to sensitivity to the rate impacts from the extensive capital improvements 15 prompting the decision to apply greater effort toward rehabilitating the existing sand filtration system 16 which also contributed to protracting the time to resolve ultimately the cause of the noncompliance. 17 However, Applicants assert that ADEQ inspected the improvements made to Red Rock wastewater on 18 December 21 , 2020,22 to ensure compliance with its Aquifer Protection Permit and found no 19 deficiencies or potential deficiencies. 20 Concerning the water loss issues noted by Staff, the Global Water Utilities did not provide any 21 testimony contradicting Staff's analysis and produced a revised 2019 water loss analysis23 generally 22 confirming Staff's conclusion that water loss is concentrated in Eagletail, which Applicants represent 23 is approximately 40%, and within GTWC, which averages approximately 13% across its constituent 24 systems. The Applicants did not offer any argument or objection to Staff's water loss 25 26 18 Ex. A-40 at 15. 19 id. 20 id. 27 21 Ex. A-40 at 10. 22 Ex. A-40, attachment Corwin Rebuttal-2. 28 23 Ex. A-39 31 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. recommendations. E. Resolution 2 3 Staff's recommendation for the Global Water Utilities to use the Commission's typical 4 depreciation rates is reasonable and should be adopted. 5 Staff's recommendation that Applicants replace the non-certified galvanized steel pipe at the 6 booster pump stations and discharge lines for Eagletail and GTWC's Dixie Water, Garden City, 7 Roseview, WPEI, WPE6 and WPE7 water systems is reasonable, and should be adopted. 8 Staff acknowledged that the Applicants have installed a power transfer switch for the Buckeye 9 Ranch water system.24 Staff's recommendation that the Global Water Utilities install a power transfer 10 switch to facilitate rapid hookup of emergency power generators at the booster pump stations of 11 GTWC's Dixie, Roseview, WPEI, WPE6, and WPE7 water systems is reasonable and should be 12 adopted. 13 As to water loss rates, Staff's analysis indicates that water loss rates within GTWC and Eagletail 14 exceed 10%. Applicants' response does not contradict this conclusion. As demonstrated by the 15 evidence provided in this matter concerning dwindling water supplies available for water utilities, 16 Staffs concern about water loss, particularly the high water loss detected in Eagletail, is well founded. 17 We find that Staff's recommendation to require Eagletail and GTWC to monitor water loss over a 12- 18 month period and submit water loss reports, as applicable to the individual utility if water loss rates 19 remain above 10% is reasonable and should be adopted as proposed by Staff. 20 III. SUMMARY OF RATE APPLICATION 21 In the rate application, the Applicants propose (1) a region-based rate consolidation, merging 22 the Red Rock water and Picacho Water systems with Santa Cruz ("Pinal County Water"), merging the 23 Red Rock wastewater and Picacho Utilities systems with Palo Verde ("Pinal County Wastewater"), 24 merging Eagletail and NSWC with GTWC ("Maricopa County Water"), and merging Balterra with 25 Hassayampa; (2) a phase-in of the proposed rate increase so that the average ratepayer in the City of 26 Maricopa does not receive an increase more than five percent per year; (3) a delayed effective date for 27 28 24 Ex. S-7 at 4. 32 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. new rates until January 1, 2022; (4) a gross revenue increase of 14.4 percent or $2,167,945 for Pinal 2 County Water, a 9.7 percent or $1,962,429 revenue increase for Pinal County Wastewater, a 20.3 3 percent or $139,600 revenue increase for Maricopa County Water; (5) an exclusion from rate base of 4 the approximate $33 million investment in the Southwest Treatment Plant; (6) an Allowance for Funds 5 Used During Construction ("AFUDC") treatment for the Southwest Treatment Plant until it is in 6 service; (7) approval of various acquisition incentives related to GWRI's acquisition and rehabilitation 7 of troubled utilities; (8) inclusion of 12 months of Post Test Year Plant in rate base; (9) approval of 8 various adjustors including for income taxes and property taxes, replacing GTWC's existing Central 9 Arizona Groundwater Replenishment District adjustor mechanism with a Sustainable Water Adjustor, 10 a rate case expense surcharge, and adoption of a new Water Availability Fee; and (IO) a Cost of Equity 11 of 10.45 percent. 25 12 Notably, the Maricopa County Water consolidation was proposed in conjunction with a 13 proposal to reduce the revenue requirement for those affected utilities by establishing their rates using 14 an operating margin rather than a rate of return methodology. As proposed, NSWC's rates would 15 remain unchanged and GTWC and Eagletail would have their revenue requirements established based 16 on a 4% operating margin. The result is that GTWC and Eagletail would have uniform rates. The 17 Global Water Utilities advanced this proposal to mitigate the rate increases to GTWC and Eagletail 18 which, if based on a rate ofretum methodology, and without the support ofNSWC's revenue, would 19 increase rates for residential customers on the most common meter sizes by approximately 192% and 20 252% respectively. RATE BASE 21 IV. 22 The Global Water Utilities propose to use the Original Cost Rate Base ("OCRB") as the fair 23 value rate base ("FVRB").26 24 25 26 27 25 Ex. A-10 at 3-9. 28 26 Ex. A-26 at 6. 33 DECISION NO. 78644 ----- 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. Applicants', RUCO's27 and Staffs recommended rate bases as provided in their final schedules are summarized as follows: Utility Global Water RUCQ-'IS Staff Consolidated Group Utilities Santa Cruz $41,537,504 $40,154,796 Red Rock (Water) $833,698 $861,238 Pinal County Water $42,371.201 $39,659,717 $40.924.882 Palo Verde $66,811,877 $66,472.767 Red Rock (Wastewater) $3,414,035 $3,419.261 Pinal County Wastewater $70,225,912 $68,225,775 $69.682,980 GTWC $2,602,768 $547,489 Eagletail $564,057 $470,276 NSWC $54,139 $61,434 Maricopa County Water $3,220.957 $4,875,325 $1.036.33029 Turner Ranches $3,096,745 $1 694 717 $1,671.457 The disputed rate base issues relate to Post-Test Year Plant ("PTYP"), regulatory treatment of the Southwest Treatment Plant, Accumulated Deferred Income Taxes ("ADIT") related to proceeds generated through the condemnation of the Valencia water system by the City of Buckeye, Acquisition Premiums for Red Rock and Turner Ranches, and adjustments to working capital and accumulated depreciation. A. Post Test Year Plant The Applicants propose to include 12 months of PTYP in rate base. The total amount of contemplated PTYP would add a total of$7, 148,112 to the aggregate rate bases. Broken out by system, the Applicants' PTYP request and RUCO's and Staffs PTYP recommendations are as follows: I Utility Consolidated Group I PTYP - Global I PTYP - RUCO Water Utilities I PTYP-Staff-'u 27 In addition to filing its final schedules, which were attached to RUCO's Closing Brief, RUCO also provided an electronic copy of its schedules in EXCEL spreadsheet format. The EXCEL spreadsheets reflect RUCO's surrebuttal position, however. The EXCEL spreadsheets were relied upon for the preparation of the Recommended Opinion and Order and, consequently, the numerical values expressing RUCO's position throughout this Decision reference RUCO's surrebuttal position. 28 See FN 27 supra. RUCO's surrebuttal schedules do not include standalone schedules. 29 Staff's final schedule for the Maricopa County Water consolidation shows$ I ,036,330 as the combined rate base. Ex. S- 21 , Final Schedule MCC-3 "Global Water - Tonopah and Eagle Tail". This amount is equal to the sum of Eagletail and GTWC only and omits the NSWC rate base amount of $61,434. (Ex. S-21 , Final Schedule MCC-3 "Global Water - Northern Scottsdale Water Company, Inc.") Including NSWC provides a total for Maricopa County Water consolidation rate base of$1 ,097,764. 30 Ex. S-6, attachment 14. 34 DECISION NO. 78644 1 2 3 4 5 6 7 8 DOCKET NOS. SW-20445A-20-0214, et al. Santa Cruz $3,927,307 $2 468 242 $3,336.299_; 1 Red Rock (Water) $4,332 $320 $3,3685 L Pinal County Water $3,931.640 $3,312_,_512 $3,363.463 Palo Verde $1,411,783 $1 020 353 $1,411.783 Red Rock (Wastewater) $333,064 $204,202 $333,064 Pinal County Wastewater $1,744,847 $1,416,267 $1.744.847 GTWC $1,016,674 $808 385 $1,016.675 Eagletail $283,311 $278,885 $283,311 NSWC $16 245 $14,007 $16.245 Maricopa County Water $1,316,230 $1,101,277 $1.316.23133 Turner Ranches $160,170 $38,848 $160,170 Total $7,148,112 $5,868,904 $6,584.611 Among the larger PTYP expenditures are the rehabilitation of a 1.5-million gallon storage tank 9 serving Santa Cruz totaling $539,478, and the rehabilitation of a well to serve Santa Cruz for $483,811; 10 $581,313 to construct a distribution loop to serve the State Route 238 tie-in to the Loma Road 11 commercial/industrial property in Santa Cruz's service territory; $601,404 to convert a sequential batch 12 reactor to an activated sludge digestor at Palo Verde's Campus 1 facility to complete a plant expansion; 13 $463,059 to build a new well for GTWC; $271,666 to correct deficient electrical systems at a water 14 distribution center in the GTWC service area; $269,041 to remedy deficient electrical systems in 15 Eagletail 's water distribution center; and $816,037 to upgrade the Global Water Center which is the 16 Global Water Utilities' regional operational center in Maricopa.34 17 In conjunction with the proposed PTYP, the Global Water Utilities also make corresponding 18 adjustments to annual depreciation expense using the half-year convention to reflect accumulated 19 depreciation on the PTYP. 20 We note that the Commission is currently in the process of reviewing its PTYP policy in Docket 21 No. AU-00000A-19-0080. As such, the consideration of the PTYP request and recommendations here 22 31 The Staff figure of $3,336,299 provided in Staffs final schedules (Ex. S-2 1, Final Schedule All-5 "Santa Cruz Water 23 Company") is inconsistent with Staffs direct testimony recommendation of $3, I 01,509 (Ex. S-6, attachment 14) plus the $257,522 (Ex. S-7 at 9) added in surrebuttal which should sum to $3,359,031. 24 32 Staffs final schedule for Red Rock (water) provides a $3,368 value for PTYP (Ex. S-21 Final Schedule AlI-5 "Santa Cruz Consolidated"). Based on Staffs pre-filed testimony (Ex. S-6, attachment 14; Ex. S-7) as well as the arithmetic total 25 for all combined PTYP in the Pinal County Water consolidation, less the correct PTYP figure of $3,359,031 for Santa Cruz, the correct PTYP figure for Red Rock (Water) appears to be $4,332. 26 33 Staffs final schedule for the Maricopa County Water consolidation shows $1,299,986 as the combined PTYP based on the combined PTYP of Eagletail and GTWC only. lncluding the stand-alone NSWC PTYP amount of$ I 6,245 provides a 27 total for Maricopa County Water consolidation PTYP of$ l ,3 l 6,23 l . Because it is inconsistent with the stated Staff position provided in pre-filed testimony, the number provided reflects the sum of Staffs individual PTYP recommendations within 28 the entire Maricopa County Water consolidation, as provided in Ex. S-6, attachment 14. 34 Ex. S-6 at 139-149. 35 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. is limited to the confines of the facts and circumstances of this case and should therefore not be viewed 2 as directing a new general policy directive by the Commission. 1. The Global Water Utilities 3 4 Applicants assert that while the Commission commonly accepts 12 months of PTYP, the 5 request to include 12 months of PTYP in this case is particularly warranted because the test year was 6 established by the Commission in Decision No. 77 168 rather than by the Global Water Utilities.35 7 Testifying for the Applicants, Mr. Rowell explained, PTYP is a traditional "partial offset to the 8 regulatory lag inherent in the test year process."36 To that end, PTYP is plant that could have been 9 used and useful had it been in service during the test year and is treated as if it had been in service 10 during the test year for ratemaking purposes as a measure to address regulatory lag caused by using a 11 historical test year. 37 12 Additionally, the Global Water Utilities observe that most of the proposed PTYP was in service 13 at the time the present rate case applications were filed and the remainder was anticipated to be in 14 service before the conclusion of proceedings in this matter. Consequently, Applicants maintain that 15 inclusion of 12 months of PTYP for an overall $7,148,112 increase to rate base is reasonable to address 16 concerns of regulatory lag. 17 18 2. RUCO RUCO argues that PTYP should be confined to six months to be consistent with other 19 Commission cases where less than 12 months of PTYP was approved. 38 Adopting RUCO's 20 recommendation would reduce the plant in service for the Pinal County Water consolidated group by 21 $427,636; Pinal County Wastewater consolidated group by $393,612; Maricopa County Water 22 consolidated group by $160,962; and Turner Ranches by $283,001. 23 Additionally, RUCO proposes companion post-test year adjustments, including adjusting 24 accumulated depreciation to reflect six-months of PTYP, further adjusting accumulated depreciation 25 26 35 Ex. A-26 at 6. 36 Tr. at 239. 31 Id. 27 38 See Ex. RUCO-6 at 8-9, citing Decision No. 77850 (December 17, 2020) approving six months PTYP for Southwest Gas 28 Corp., Decision No. 77856 (December 3 I , 2020) approving six months PTYP for Tucson Electric Power Company, and Decision No. 77956 (April 15, 202 1) approving nine months PTYP for Arizona Water Company. 36 DECISION NO. _ 7_8_64_4 __

DOCKET NOS. SW-20445A-20-0214, et al. to roll forward six months of post-test year depreciation on test year plant, and rolling forward post- 2 test year retirements. 3 RUCO recommends reducing accumulated depreciation for Pinal County Water by $150,490, 4 for Pinal County Wastewater by $351,122, for Maricopa County Water by $93,342, and for Turner 5 Ranches by $28,123. According to RUCO witness Ms. Brown, the adjustment is appropriate to address 6 an inconsistency noted by the Applicants to the effect that RUCO removed six months of PTYP but 7 did not remove the accumulated depreciation associated with that plant, thus overstating the rate base 8 impact of RUCO's PTYP adjustment.39 9 RUCO also argues that the Global Water Utilities' ratepayers have been paying depreciation IO expense on all test year plant to the same date as the proposed inclusion of PTYP.40 To that end, RUCO 11 recommends a further adjustment to accumulated depreciation by rolling forward six months of post- 12 test year accumulated depreciation on test year plant. RUCO asserts that the amount of depreciation is 13 known and measurable, is significant and the Applicants have been recording it in their balance sheets 14 as accumulated depreciation. However, RUCO asserts no corresponding acknowledgement of post- 15 test year depreciation expense recovered on test year plant has been recognized in the Applicants' 16 proposal. To address this, RUCO, proposes adjusting accumulated depreciation to increase it for Pinal 17 County Water by $1,725,594, for Pinal County Wastewater by $2,229,550, for Maricopa County Water 18 by $83,497, and for Turner Ranches by $75,588.41 19 RUCO also recommends rolling forward post-test year retirements that are not related to PTYP 20 replacements. RUCO asserts that although plant retirements do not affect rate base since the plant 21 removed equals the accumulated depreciation on the retired plant, the associated depreciation expense 22 corresponding to the retired plant must be removed or the utility will be unjustly enriched by continuing 23 to collect depreciation expense on plant that has already been retired but not reported for regulatory 24 purposes.42 25 26 39 Ex. RUC0-7 at 4. 27 40 Ex. RUC0-6 at 12. 28 41 Ex. RUC0-6 at 11-15, attached Schedule CSB-7. 42 Ex. RUC0-6 at 9. 37 DECISION NO. 78644 1 2 DOCKET NOS. SW-20445A-20-0214, et al. 3. Staff Staff generally supports the Applicants' request to include 12 months of PTYP to the amount 3 of$6,584,612 in PTYP.43 The single largest dispute between Staff and the Applicants on the issue of 4 PTYP concerns the upgrade to the Global Water Utilities' headquarters building. 5 Staff's recommendation stems from the contention that certain items among the upgrades to the 6 Global Water Center are not necessary for providing water or wastewater utility service as well as 7 Staff's concern that the Applicants' use of internal labor to perform much of the upgrade work leads to 8 a double counting of labor expense already recovered through the Applicants' ordinary operating 9 expenses. Staff's analysis utilized four criteria for whether PTYP should be included in rate base: (I) 10 the PTYP must be revenue neutral and not constructed to support anticipated customer growth; (2) the 11 investments are not recoverable under alternative ratemaking methods such as a System Improvement 12 Benefits mechanism or a cost deferral; (3) the capital expenditures must not represent routine asset 13 replacements made to address technological advancements such as computers or software; and (4) 14 office equipment and vehicle replacements are excluded due to the discretionary nature of such 1 5 purchases. 44 16 Based on its analysis, Staff recommends including PTYP upgrades to the Global Water Center 17 related to the Customer Service Payment Desk and Lobby, Compliance and Calibration Room, IT 18 Room, and SCAD A Operations Area. However, Staff recommends against the inclusion of restrooms, 19 conference rooms, employee cubicles and offices, the fitness room, file room and breakroom in PTYP 20 on the basis that these facilities existed prior to the upgrade and the improvements do not significantly 21 improve the provision of service, nor would failure to improve these facilities cause an emergency or 22 compromise Applicants' ability to continue providing safe, reliable service.45 On that basis, Staff 23 recommends disallowing $558,514 of the $816,037 PTYP associated with the Global Water Center. 24 For those portions of the Global Water Center that Staff recommends be included in PTYP, 25 Staff recommended against inclusion of expenses related to labor used in construction on the basis that 26 27 43 Staff originally recommended $6,327,089 be included in PTYP and added a further $257,522 in Surrebuttal. Ex. S-7 at 9. 44 Ex. S-6 at 137. 28 45 Ex. S-7at9. 38 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 1 because internal labor was used, these costs were already recovered through Salaries and Wages 2 expense.46 Consequently, Staff asserts that recognizing labor expense in PTYP as a capitalized cost 3 would create a double recovery. Further, Staff argues that Applicants failed to provide any support 4 evidencing that the labor cost had been capitalized.47 5 In addition, Staff adopts Applicants' proposed post-test year retirements of plant replaced by 6 PTYP.48 Staff also adopts the Applicants' adjustment to accumulated depreciation on PTYP using the 7 half-year convention. Staff opposes RUCO's49 request to include a post-test year depreciation roll 8 forward on test year plant, and a roll-forward on post-test year retirements. 9 4. Global Water Utilities Response 10 In response to RUCO, the Applicants contend that RUCO 's adjustments worsen regulatory lag, 11 undermining the obj ective of allowing PTYP which, in tum, increases undereaming. Pointing to 12 RUCO's post-test year accumulated depreciation adjustment, Mr. Rowell explained that the RUCO 13 adjustment effectively "removes more than $4 million of rate base", 50 an amount which exceeds the 14 six-months of PTYP RUCO recommends allowing.51 Exacerbating the problem, the Applicants argue 15 that RUCO fails to consistently apply this adjustment by making a con-esponding adjustment to 16 depreciation expense thus creating a "mismatch in depreciation treatment [that] forecloses the 17 opportunity for a return on invested capital."52 18 Applicants dismiss RUCO's arguments that PTYP depreciation should be adjusted because 19 depreciation expense has been incun-ed on PTYP, noting that the depreciation expense it is presently 20 recovering is based on plant balances established in the last rate case which precludes the possibility 21 of customers paying depreciation on plant placed in service during the test year. 53 22 The Global Water Utilities also argue that RUCO's reliance on Decis ion No. 77856 is 23 46 Tr. vol. X at 1485-1486. 24 47 /d.at1504-1505. 48 Ex. S-1 3 at 5. 25 49 In its Closing Brief, Staff indicates that it opposes the Global Water Utilities' proposal to include a PTYP roll-forward, a PTYP ADIT ro ll-forward, and PTY retirements roll-forward. Staff C losing Br. at 9. However, per the Joint Issues Matrix 26 provided at hearing, Applicants also reject these proposals and it is RUCO that recommends making these adjustments. Issues Matrix at 4. 50 Ex. A-29 at 4. 27 51 Applicants Cl. Br. at 87. 52 Ex. A-29 at 4. 28 53 Ex. A-28 at 4-5. 39 DECISION NO. 78644 ------ DOCKET NOS. SW-20445A-20-0214, et al. misplaced because, although the Commission approved six months of PTYP for Tucson Electric Power 2 it also authorized exceptions to the six-month PTYP cutoff totaling more than $300 million. Therefore, 3 Applicants assert the case supports the inclusion of more PTYP than Applicants are requesting. 4 5 5. Resolution We find that the 12-month PTYP adjustment period proposed by the Global Water Uti lities, 6 and as recommended by Staff, is reasonable and appropriate under the circumstances. We find that the 7 proposed 12-month PTYP period better reflects the costs of serving test year customers than RUCO's 8 recommendation to limit PTYP to six months. 9 We are unpersuaded that RUCO's proposed adjustment to roll forward post-test year 10 accumulated depreciation is reasonable. The purpose of including PTYP in rate base is to address 11 regulatory lag. Given that the Applicants' PTYP will be placed into service prior to the time rates that 12 reflect the inclusion of PTYP will be implemented, regulatory lag has already occurred. Further, we 13 note that typical regulatory lag has been exacerbated in this case due to delays caused by the COYID- 14 19 pandemic. Under the specific circumstances of this case, we find that including PTYP in rate base 15 without an adjustment for accumulated depreciation roll forward will better achieve the aim of allowing 16 the Global Water Utilities to recover their costs by mitigating regulatory lag, thereby producing just 17 and reasonable rates. 18 Likewise, we are unpersuaded to adopt RUCO's recommended roll forward of post-test year 19 retirements. We find that the Applicants' proposed, and Staffs accepted, retirements of only the plant 20 replaced by PTYP is a balanced approach that prevents unjust double recovery on retired plant while 21 not exacerbating the regulatory lag issues that prompt the adoption of PTYP. 22 Regarding the Global Water Center, we note it was originally constructed in 2007 and, 23 according to the Global Water Utilities, no meaningful upgrades have been made to it since initial 24 construction.54 Among the specific disallowances from PTYP for the Global Water Center, Staffs 25 argument against the inclusion of restrooms, breakrooms, file rooms, conference rooms, etc. because 26 they provide no clear benefit over the preexisting facilities is essentially an argument that the work 27 28 54 Ex. S-6 at 152. 40 DECISION NO. 78644 ------

DOCKET NOS. SW-20445A-20-0214, et al. perfonned was excessive. In response to Staffs position, the Global Water Utilities have provided no 2 evidence to the effect that these facilities were deteriorated to the point that they were no longer 3 perfonning satisfactorily. The only evidence on this point in the record is pre-filed testimony from 4 Mr. Corwin on behalf of the Global Water Utilities to the effect that the facility not only serves 5 Applicants' needs but is also used to provide non-utility services to the local community, such as 6 providing conference rooms for the Salvation Army one day a week to help individuals in need of 7 financial assistance. 55 While it is laudable that the Applicants offer their facilities for the community, 8 this usage is more consistent with the shareholder interest of generating public goodwill than the 9 ratepayer interest in delivery of utility service and tends to support Staffs argument that these upgrades 10 exceeded what was strictly necessary to provide utility service. Restrooms, break.rooms, file rooms, 11 offices, cubicles, and conference rooms are necessary for the provision of utility service, although we 12 view the fitness room upgrade as more in the nature of an office amenity than a component of providing 13 utility service. However, absent evidence demonstrating that the preexisting facilities were in such a 14 state that they could no longer function, we find that the fairest and most reasonable resolution is to 15 treat half of the Staff reconunended disallowance as amenities funded by shareholders and allow the 16 inclusion of the remaining half in rate base as PTYP. 17 As to Staff's recommended disallowance of labor expense incurred in performing the Global 18 Water Center upgrades, there is no evidence demonstrating that a double recovery of labor expense has 19 occurred and thus, we decline to adopt Staffs position. 20 21 B. Southwest Treatment Plant The Southwest Treatment Plant is part of Palo Verde's Campus 2 wastewater system. The 22 facility was constructed in 2007 at a cost of approximately $32.82 million56 in anticipation of serving 23 master planned communities in development during the early 2000s and has a 9 MGD design capacity. 24 However, because of the 2008 economic downturn and related slowdown in residential construction, 25 customers failed to materialize. 26 27 During the processing of the current rate case, the Global Water Utilities have provided 55 Ex. A-40 at 2. 28 56 Ex. A-32, Attachment Liebman Direct-2. 41 DECISION NO. 78644 ------ DOCKET NOS. SW-20445A-20-0214, et al. evidence that the first customer, the Amarillo Creek Unit 1 project, a 600-unit residential community 2 being developed by Ashton Woods has entered the initial stages of taking service.57 At the time of 3 hearing, the first homes requiring water and wastewater service are anticipated to begin in July of 4 2022.58 5 The Southwest Treatment Plant was considered by the Commission in Palo Verde's prior rate 6 case which culminated in the issuance of Decision No. 74364. As part of a party settlement adopted 7 by Decision No. 74364, the Southwest Treatment Plant was treated as Plant Held For Future Use and 8 various related regulatory determinations were adopted. 9 The Global Water Utilities 10 Applicants propose to continue removing the approximate $32.8 million cost of the Southwest 11 Treatment Plant from rate base in recognition that it is not yet used and useful. However, the Global 12 Water Utilities assert that the combination of accumulated interest on debt that financed the Southwest 13 Treatment Plant's construction nearing $29 million by end of 2021, and potentially $27 million in 14 earned return on rate base were the facility included in rate base, as well as unrecovered depreciation 15 expense, have culminated in Applicants losing "nearly $73 million in cash flow as a result of the 16 Southwest Plant not being included in rate base. "59 17 To address their concerns, the Applicants propose the approval of an Allowance for Funds Used 18 During Construction ("AFUDC") to begin accruing as of the end of the test year used in this case until 19 the Southwest Treatment Plant is activated. In addition to approval to accrue AFUDC, Applicants 20 request either (1) a Phase 2 proceeding to consider depreciation and return on rate base but excluding 21 operating expenses and treatment costs; or (2) creation of a regulatory asset that would preserve 22 depreciation expense as an asset for future recovery. 23 The Global Water Utilities assert that the combination of AFUDC as well as either a Phase 2 24 proceeding or creation of a regulatory asset is necessary to avoid another rate case immediately 25 following a determination in the present matter. According to the Applicants, real costs are being 26 27 57 Ex. A-36 at 3; A-58 ; Tr. at 397-398. 58 Tr. at 398. 28 59 Ex. A-32 at 15-16. 42 DECISION NO. 78644 ------ DOCKET NOS. SW-20445A-20-0214, et al. incurred in the fonn of interest on the debt capital that financed construction of the Southwest 2 Treatment Plant.60 3 4 2. RUCO RUCO opposes Applicants' request for AFUDC treatment and maintains that ratemaking 5 consideration of the Southwest Treatment Plant should come in a future rate case after the plant 6 becomes used and useful. RUCO stresses that the Commission has detennined that "the Southwest 7 Plant will not be included in rate base until it is found used and useful by the Commission in a future 8 rate case" which has not come to pass.61 RUCO also asserts that regulatory accounting does not 9 acknowledge recovery of losses for plant that is not included in rate base and that it would be injurious 10 to ratepayers to require them to pay for not only the cost of the facility once it does qualify for inclusion 11 in rate base, but also the added costs related to recovering Post-In-Service AFUDC. 12 Additionally, RUCO observes that Applicants may derive some benefit from continuing to 13 regard the Southwest Treatment Plant as plant held for future use. RUCO argues that the Global Water 14 Utilities could utilize the ongoing interest expense on the debt that funded the facility for tax purposes. 15 RUCO also contends that positions taken by parties to exclude that debt from ratemaking consideration 16 prompted the recommended use of hypothetical capital structures that elevated the proportion of equity 17 in the Applicants' overall capital structure. 18 19 3. Staff Staff also opposes Applicants' request for AFUDC treatment, as well as the establishment of a 20 regulatory asset, or a Phase 2 proceeding. Staff recommends that any raternaking treatment for the 21 Southwest Treatment Plant be considered in a future rate case after the facility has become used and 22 useful. Staff notes that this is consistent with the Commission's prior determination in Decision No. 23 74364 that the facility be treated as plant held for future use and not included in rate base until it is 24 found used and useful. 25 Staff disputes the Global Water Utilities' contention that the Commission essentially ordered 26 the construction of the Southwest Treatment Plant when it conditioned the grant of various extensions 27 60 Ex. A-32 at 17. 28 61 RUCO Cl. Br. at 20 citing Decision No. 74364 at 31. 43 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 1 of Palo Verde's service territory upon obtaining an ADEQ Approval of Construction ("AOC") for 2 facilities including the Southwest Treatment Plant. According to Staff, ADEQ requires facilities to 3 satisfy AOC scrutiny before being placed into service as a matter of course. Additionally, Staff states 4 that the absence of any discussion or approval of Applicants' engineering plans by the Commission 5 evidences the absence of a mandate to build the facilities proposed to serve those CC&N extensions. 6 Staff contends that Applicants could have filed requests to extend their compliance 7 requirements established in the decisions granting their CC&N extensions instead of bui lding a plant 8 that is not yet needed. Thus, Staff asserts the consequences of constructing of the Southwest Treatment 9 Plant well in advance of customer demand for its facilities represents "the result of Global 's 10 management decisions, not any Commission order." 11 Further, Staff argues that it is premature to approve regulatory treatment in anticipation of 12 Southwest Treatment Plant entering service in the near future. Noting that Applicants have previously 13 announced anticipated in-service dates that have lapsed without the anticipated demand arriving, Staff 14 questions whether the initial demand of the first customers taking service from the Southwest 15 Treatment Plant will be sufficient to dispel concerns of excess capacity if the facility is considered to 16 be used and useful in advance of significant demand arriving. 17 18 4. Global Water Utilities' Response The Global Water Utilities assert that Staffs and RUCO's contention that construction of the 19 Southwest Treatment Plant was not required is a side issue that does not change the fact that interest 20 expense is being incurred on debt that financed the facility. Nonetheless, the Applicants maintain the 21 view that the Commission has all but required the construction of the Southwest Treatment Plant when 22 it considered the Southwest Treatment Plant as part of the analysis of the technical feasibility of Palo 23 Verde providing wastewater service to CC&N extension areas.62 24 According to the Applicants, if their proposed regulatory measures are not adopted, a new rate 25 case is all but certain because the Southwest Treatment Plant will soon be in operation and the Global 26 27 62 Ex. A-49 at 3-9 citing Decision Nos 68448 (February 2, 2006) (approving CC&N extensions for Santa Cruz and Palo Verde subject to conditions including securing ADEQ AOCs for various plant) and 70381 (June 13, 2008) (approving 28 CC&N extensions for Santa Cruz and Palo Verde subject to conditions including securing ADEQ AOCs for various plant). 44 DECISION NO. 78644 ------

DOCKET NOS. SW-20445A-20-0214, et al. Water Utilities cannot support a $32.8 million plant entering service without recognition of that asset 2 in rates. 3 Similarly, the Global Water Utilities dismiss RUCO's position that there is a benefit to the 4 Applicants from absorbing $73 million in lost cash flow and a $56 million impact to equity. They 5 argue that, given the magnitude of the carrying costs on the debt financing the Southwest Treatment 6 Plant, some regulatory consideration of the carrying costs is fair and appropriate. 7 The Global Water Utilities disagree with the argument that the Settlement Agreement adopted 8 in Decision No. 74364 prohibits engaging in a Phase 2 proceeding or creating a regulatory asset 9 associated with the Southwest Treatment Plant. According to the Applicants, a Phase 2 proceeding 10 complies with Decision No. 74364 because it would be a rate case and the necessary detem1inations 11 about used and useful would be made therein. Likewise, creation of a regulatory asset complies with 12 Decision No. 74364 because neither the regulatory asset, nor the Southwest Treatment Plant would 13 enter rate base until a subsequent rate case. 14 Responding to Staffs doubts about the imminence of the Southwest Treatment Plant 15 commencing the provision of service, Applicants point to testimony that construction water is being 16 provided to the Amarillo Creek development and, therefore, service is already being provided and other 17 developments are progressing as well. As to Staff concerns that the facility may have deteriorated 18 while awaiting an opportunity to be placed into service and it will likely not be fully used and useful , 19 the Global Water Utilities assert that the Commission can approve AFUDC, a Phase 2 proceeding, or 20 a regulatory asset without knowing the answers to what useful life remains in the facility. Moreover, 21 the Global Water Utilities contend that if there are doubts that the Southwest Treatment Plant will not 22 be fully used and useful, that is all the more reason to approve measures to cover carrying costs on not- 23 used or useful plant because the carrying costs on the debt financing the Southwest Treatment Plant 24 "will not go away even if part of it is deemed not-used and useful." 25 5. Resolution 26 Pursuant to the NARUC Uniform System of Accounts, the recording of AFUDC is authorized 27 for water and wastewater utilities during periods of active construction. The Southwest Treatment 28 45 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. Plant does not meet the NARUC USOA criteria for recording AFUDC, and accordingly, continued 2 accrual of AFUDC as requested by the Global Water Utilities requires specific authorization. 3 There is no dispute that the Global Water Utilities have expended approximately $32 million to 4 construct the Southwest Treatment Plant. However, the Global Water Utilities' arguments that the 5 magnitude of the costs involved requires regulatory recognition ignores a basic tenet of rate regulation 6 that the investments generating those costs were incurred to provide service to ratepayers. The record 7 is clear that there are no ratepayers taking service from the Southwest Treatment Plant and it remains 8 unknown when sufficient customers will arrive so that the facility can commence operation. That the 9 facility generates mounting costs does not mean that the ratepayers who are not benefiting from the 10 plant should insulate the utility from the consequences of premature investments. For the same reason, 11 we find that the Applicants' arguments that AFUDC treatment and the companion Phase-2 or 12 regulatory asset proposals will moderate a future enormous rate increase when the facility is 13 incorporated into rate base also rests on the faulty assumption that ratepayers are responsible for an 14 investment that is not presently serving them solely because it is a large investment. 15 We are equally unpersuaded by the Global Water Utilities' contention that prior Commission 16 CC&N Decisions that conditioned expansions of Palo Verde's service territory upon receipt of ADEQ 17 AOCs pennitting various components of the Southwest Treatment Plant constitute a mandate to 18 construct the plant. Staff is correct that requiring a utility to provided ADEQ permits demonstrating 19 that the facilities necessary to serve its CC&N are fit to be placed into the public service is a standard 20 requirement63 and one that the Commission regularly provides extensions of time to complete.64 21 We find that it is reasonable is to continue treating the Southwest Treatment Plant as Plant Held 22 for Future Use. This treatment will permit the Global Water Utilities an opportunity to propose the 23 Southwest Treatment Plant's inclusion in rate base in an appropriate rate case when it is actively serving 24 ratepayers. 25 26 27 63 See e.g. Tr. Vol IX at 1352-1353. 28 64 See e.g. Tr. Vol. X at 1503 (testimony of Staff witness Mr. lgwe indicating that in his experience he was unaware of any circumstance where the Commission has denied a request to extend a compliance deadline.) 46 DECISION NO. 78644 ------ DOCKET NOS. SW-20445A-20-0214, et al. C. Valencia Condemnation Proceeds 2 In 2015, the City of Buckeye condemned the assets of Valencia Water Company ("Valencia")65 3 for $55 million. GWRI utilized the condemnation proceeds to pay off approximately $22 million in 4 debt, acquire additional new utilities, and pay approximately $22.8 million in special dividends to 5 GWRl's shareholders.66 The condemnation proceeds also generated significant book and tax gains for 6 GWRI. GWRI realized an approximate $43 million pre-tax and a $22.435 million after tax gain on the 7 condemnation. The gains realized on the condemnation of Valencia gave GWRI an opportunity to 8 employ a provision of 26 U.S. Code § 1033 of the Internal Revenue Code ("Section I 033") whereby 9 GWRI treated the acquisition of new utilities as replacement assets and thereby deferred the gain. IO Under this procedure, the deferred gain is applied as a reduction to the cost basis of the acquired 11 property. Thus, GWRI deployed the condemnation proceeds as investments in the various Global 12 Water Utilities in the form of new plant, or acquisitions of new utilities. 13 However, the Section I 033 procedure creates an issue of whether utility level Accumulated 14 Deferred Income Taxes ("ADIT") were eliminated by using the Section 1033 procedure or if the ADIT I 5 was carried forward by the utilities acquired or reinvested in using the condemnation proceeds. ADIT 16 is a regulatory acknowledgement of a timing difference between the accelerated depreciation method 17 which is used for taxation purposes and the straight-line method which is used to depreciate assets on 18 the basis of estimated useful life and to set tax expense as part of the ratemaking process. Because 19 accelerated depreciation pennits deferral of taxes while the utility incrementally receives depreciation 20 expense, a mismatch occurs - the utility is collecting cash from ratepayers to pay depreciation expense 21 and taxes that have not yet become due. This timing mismatch creates a circumstance where, while 22 the tax bill has not yet come due, the tax liability can be applied against other income as a tax deduction. 23 The offset of taxable income while the tax bill is not yet due essentially represents an interest-free loan 24 from the federal government and is normally deducted from rate base as ADIT for ratemaking purposes 25 until it is repaid. 67 26 27 65 Valencia was originally acquired by GWRI as part of its acquisition of the West Maricopa Combine. Ex. A-29 at 30. 28 66 Ex. A-33, attachment Liebman Rebuttal-I. 67 id. at 5, 12. 47 DECISION NO. __ 7_86_44 __ DOCKET NOS. SW-20445A-20-0214, et al. As proposed in the Applications, the Global Water Utilities originally applied Section 1033 2 deferred tax asset adjustments to the ADIT balances. The proposed adjustments reduced the ADIT 3 balances, increasing the proposed rate bases. The following presents the originally proposed Section 4 1033 adjustments by utility: 5 6 7 8 9 Santa Cruz $4 331,497 Palo Verde $4 908 241 Red Rock (Water) $724,826 Red Rock (Wastewater) $724 768 NSWC $25 320 Eagletail $78,394 GTWC $138 678 Turner Ranches $686,522 Total $11.636.246 According to the Global Water Utilities' witness, Mr. Seltzer, the proposed procedure was 11 necessary to comply with IRS normalization rules. Normalization, as Mr. Seltzer explained, prevents 12 utilities from using flow-through methods of accounting to inunediately subsidize current customers 13 by way of accelerated tax depreciation to the detriment of future customers who will be served by the 14 same asset and continuing to pay depreciation expense on that asset.68 Under the nonnalization 15 procedure, deferred taxes are credited to a reserve, essentially a virtual ADIT credit balance, which can 16 be used to reduce rate base. This ADIT credit balance would be accounted for as a deferred tax 17 liability69 and would be gradually depleted as the deferred taxes are repaid. However, if a utility does 18 not generate adequate income to use the ADIT balance to create the interest-free loan, it generates a 19 Net Operating Loss (tax deductions exceed income). The unused tax liability component of the Net 20 Operating Loss is a Net Operating Loss Carryforward ("NOLC") which, for ratemaking purposes is 21 22 23 24 25 26 treated as a deferred tax asset and can be used in future years to offset future taxable income. 1. The Global Water Utilities According to the Global Water Utilities, it is appropriate and required by the IRS to apply the NOLC deferred tax asset as a direct offset to unused ADIT to be consist with normalization requirements. 70 The consequences of not complying with normalization requirements would be denial 27 68 Ex. A-51 at 8-9. 69 Ex. A-51 at 12. 28 70 Ex. A-51 at 4, 15. 48 DECISION NO. 78&44

DOCKET NOS. SW-20445A-20-0214, et al. of the ability to benefit from accelerated depreciation as well as elimination of all of the deferred taxes 2 that created the ADIT balances, thus increasing the utility's tax liabilities which would flow through to 3 ratepayers, to their detriment.71 Based on Mr. Seltzer's analysis of IRS requirements, the Global Water 4 Utilities contended that, 5 6 7 8 9 10 11 12 13 14 15 16 17 nonnalization requires that when the utility experiences a net operating loss, and that loss is attributable to accelerated depreciation for tax purposes, determined on a with and without basis, the deferred tax reserve (ADIT) used to reduce rate base must be reduced by the NOLC deferred tax asset.72 In other words, under normalization rules, when assets are retired for tax purposes (as occurred with the replacement of property when GWRI reinvested the Valencia condemnation proceeds using the Section I 033 procedure), the ADIT associated with those retired assets must also be eliminated and cannot be carried over to apply to the replacement asset.73 In response to Staff inquiries and criticism of the proposed nonnalization procedure, however, the Global Water Utilities conceded that, owing to the acquisition of numerous utilities with deficient records, and considering the age of many of their assets, it was not possible to perform the "with and without analysis" to support the proposed adjustment.74 Consequently, the Applicants made corresponding adjustments to eliminate the difference between book basis and tax basis in the Section 1033 deferred tax assets applied to each utility.75 The cumulative impact of the adjustments reduces the impact to ADIT liability (i.e. increases to rate bases) from $11.6 million to approximately $10.2 18 million across all of the utilities. 19 20 21 22 23 24 25 Utility Santa Cruz Palo Verde Red Rock (Water) Red Rock (Wastewater) NSWC 71 Ex. A-51 at 7. 26 72 Ex. A-51 at 16. 73 Ex. A-5 I at I 9-20. Original Section 1033 Adjustment to Reduce ADIT Liability (i.e. increase rate base) $4,331,497 $4,908,241 $724,826 $724,768 $25,320 27 74 Tr. at483-84; Ex. A-53 at 12-13. 28 75 Ex. A-31 at 5, 7. 76 Global Water Utilities Final Schedules, Schedules B-2, page 2. 49 Adjustment to Revised Section Original Request76 1033 Adjustment $ 173,289) $4,158,208 $ 463.237) $4 445.004 $ 206,270) $518 556 $ 152.438) $572 330 $ 15,635) $9,685 DECISION NO. 78644....___ 2 3 Eagletail GTWC Turner Ranches Total $78,394 $138,678 $686,522 $11.636.246 DOCKET NOS. SW-20445A-20-0214, et al. $(36 466) $41,931 $(9,381) $129,297 $(335 297) $351 ,225 $(1.392.013) $10.226.236 According to the Global Water Utilities, the result of the adjustments to the Section 1033 4 deferred tax assets holds both the Applicants and ratepayers harmless, neither benefiting nor penalizing 5 them by the condemnation and tax deferral.77 As explained by Mr. Seltzer for the Global Water 6 Utilities, 7 8 9 10 11 12 13 Yes, I believe that the ratepayers are in the same position as if the 1033 had never -- had never occurred. They get the full benefit of the rate base -- of the cost basis in the cost of service so that they get depreciation for both book purposes and tax purposes on that full basis. They get the benefit as that depreciation is claimed by the company. They get the benefit of the deferred taxes, which will reduce rate base on a going forward basis and benefit ratepayers. And rate base simply represents the same amount it would have represented had the company just took its own cash and invested that rate base without regard to I 033. So I believe that, in the end, ratepayers are neither benefited nor banned by the 1033 adjustment. 78 2. RUCO RUCO did not take a position regarding the Applicants ' accounting or the adjustments made to 14 ensure that ratepayers experience no impacts from the Valencia condemnation. 15 16 17 18 3. Staff In pre-filed testimony, Staff took issue with the portion of the Applicants' proposed Section 1033 procedure to recognize a NOLC regulatory asset on the grounds that IRS normalization rules apply when NOLC is the result of a utility claiming deductions for accelerated depreciation but not 19 when the NOLC is the result of other temporary differences in book basis and tax basis. 79 While Staff 20 acknowledged that the IRS places responsibility on the utility to detennine the extent to which its ADIT 21 22 23 24 25 26 is the result of NOLCs due to using accelerated depreciation, Staff argued that the determination requires performing a with and without80 analysis. Staff also generally agreed that if GWRI performed a with and without analysis demonstrating that an ADIT asset created from NOLC was the product of claiming tax deductions from accelerated depreciation by an affected utility, it would be appropriate to 77 Ex. A-31 at 11 ; Tr. Vol IV at 473. 27 78 Tr. Vol. IV at 473. 79 Ex S-1 at 28. 80 A with and without analysis is a calculation of the utility' s taxable income / tax loss with (claimed deductions for 28 accelerated depreciation) and without (claimed deductions for accelerated depreciation). Ex. S-1 at 29. 50 DECISION NO. _ 7_B_64_4 __ DOCKET NOS. SW-20445A-20-0214, et al. include the related ADIT asset in the utility's rate base.81 Finding no representations to the effect that 2 a with and without analysis had been perfonned, however, Staff rejected the Section 1033 adjustment.82 3 Upon reviewing the Global Water Utilities' concession that it had not met the with and without 4 criteria, and proposed companion adjustments to the Section 1033 adjustments, reducing the net ADIT 5 reduction from approximately $11.6 million to $10.2 million, Staff confirmed that the adjustments did 6 hold the ratepayers harmless as if the Valencia condemnation had never occurred.83 7 However, Staff continues to disagree that its originally recommended removal of all Section 8 1033 adjustments to ADIT was a nonnalization violation.84 Testifying for Staff, Mr. Smith stated that 9 an inability to use a utility's recorded ADIT liability in the context of a historical test year is not a 10 circumstance he has ever seen, despite seeing the issue raised in numerous cases over a professional 11 career spanning 40 years.85 Staff maintains that there is lack of clarity regarding the treatment of the 12 remaining $10.2 million in Valencia condemnation proceeds that continue to be applied as a 13 reinvestment in the Global Water Utilities. According to Staff, "there's potentially a large reduction 14 to rate base that would be continuing for as long as that gain deferral remains, which could be 15 decades."86 As Staff frames it, the issue is whether nonnalization rules preclude any possibility that 16 ratepayers can benefit from a uti lity's gain on condemnation proceeds.87 17 Staff opines that one way to obtain clarity on the issue is to require the Global Water Utilities 18 to pursue a Private Letter Ruling ("PLR") with the IRS. Staff acknowledges that the process of 19 pursuing a PLR comes at a cost that was estimated in the range of $100,000 - $125,000 and could take 20 as long as a year in the post-COVID 19 work environment. Notably, Staff is not specifically 21 recommending that the Commission require a PLR. However, Staff maintains that there are benefits 22 to a neutral PLR request developed with input from all parties, principally from applying the PLR 23 advice to address ADIT liabilities in a future rate case.88 24 25 81 Ex. S-1 at 32. 82 Id. 26 83 Tr. at 503-506. 84 Tr. at 506. 27 85 Tr. at 506-507. 86 Tr. at 516. 28 87 Staff Closing Br. at 18-19 citing Tr. at 609. 88 Tr. at 529. 51 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 4. The Global Water Utilities' Response 2 The Applicants assert that pursuing a PLR would serve no purpose, is costly, is unwarranted 3 and would be an unfair treatment of GWRI's decision to reinvest the Valencia condemnation proceeds 4 in Arizona. The Applicants explain that the unrealized net benefits to ratepayers Staff implies exist, 5 are inconsistent with ratemaking principles because the Valencia condemnation did not impact the cost 6 of service to existing ratepayers who are an entirely separate customer base than Valencia's, 89 and there 7 is no dispute that the condemnation proceeds belong to GWRI which is free to use the proceeds as it 8 wishes.90 Moreover, seeking benefits for ratepayers without matching liabilities to the ratepayers would 9 be contrary to the hold hannless approach offered to resolve the issue in this case. As Staff conceded, 10 giving ratepayers the benefit of the tax deferral may also expose them to the burden of taxation when 11 the deferral ends.91 Additionally, seeking the IRS' blessing to further reduce rate base punishes GWRI 12 for reinvesting in Arizona when it could have invested the condemnation proceeds elsewhere. 13 The Global Water Utilities continue to argue that the additional benefits Staff alludes to would 14 require violating IRS normalization rules to obtain because it remains a violation of the rules to 15 accomplish indirectly (through the application of a deferred tax liability to reduce rate base with the 16 replacement assets) what would be prohibited if done directly.92 To that point, it is unclear how severe 17 a penalty for a violation would be but, as Mr. Smith admitted on behalf of Staff, it can be expected that 18 at the least any penalty will entail the loss of tax depreciation for Santa Cruz and Palo Verde which 19 would significantly raise rates for ratepayers.93 20 Finally, Applicants note that the PLR is a costly process and that it has been rejected by the 21 Commission previously because it injected needless cost and delay. 94 5. Resolution 22 23 Based on Mr. Seltzer's and Ms. Kruppa's testimonies explaining the adjustments made to 24 restate the difference between book basis and tax basis in the Section 1033 deferred tax assets, and 25 26 89 Ex. A-29 at 25-26. 90 Ex. A-29 at 28-29. 27 91 Tr. at 559-560. 92 Ex. A-53 at 7-8. 93 Tr.at 6 13. 28 94 Applicants' Closing Br. at IO I , citing Decision No. 75484 at 17. 52 DECISION NO. 78644 ------

DOCKET NOS. SW-20445A-20-0214, et al. 1 Staffs agreement that these adjustments effectively treat the ratepayer as if the Valencia condemnation 2 had not occurred, we believe that the Applicants' proposed Section 1033 adjustments are reasonably 3 supported in this case. 4 As for Staffs suggestion that a PLR could be ordered in this case, there are two prior cases of 5 which we are aware that considered requiring a utility to pursue a PLR at the IRS. One involved 6 Adaman Mutual Water Company's application to convert from a not-for-profit into a for-profit entity 7 to facilitate a bulk water sales agreement with the City ofGoodyear.95 The concern was that the volume 8 of sales to the municipality contemplated under the agreement would elevate the utility 's revenue to 9 the point that it would exceed thresholds to maintain not-for-profit status. Anticipating the problem 10 and to facilitate the transaction moving forward, Adaman Mutual applied to the Commission for the 11 necessary approvals to reorganize as a for-profit utility. An intervenor opposed to the reorganization 12 requested that the Commission deny the application pending the issuance of an IRS PLR confirming 13 that the sales would violate Adaman Mutual 's not-for-profit status. The Commission denied the request 14 because pursuit of the PLR would delay or potentially frustrate a transaction that was in the public 1 5 interest. 96 16 The other case addressing a request for a PLR, and relied upon by Applicants to refute Staffs 17 recommendation, was in the acquisition of Willow Valley Water Company, a former GWRI-owned 18 utility, by EPCOR. In that case, RUCO advocated requiring Willow Valley to obtain a PLR for a 19 similar concern as present in this case - to determine whether a regulatory liability in the ADIT balance 20 might violate IRS normalization rules. In the Willow Valley case, the recommendation by RUCO that 21 the utility obtain a PLR was also prior to the occurrence of the transaction that the PLR process was 22 expected to validate. Because the transaction was structured as a transfer of assets, the ADIT balance 23 generated by the transaction would be removed from GWRI's books because the tax liability would be 24 payable to the IRS. To preserve the ratepayer benefit from ADIT reducing the utility's rate base RUCO 25 argued for various measures to preserve the ADIT balance, including creating a regulatory liability in 26 the amount of the ADIT balance. Staff and both utilities asserted that creating a regulatory liability as 2 7 95 Notably, as part of the bulk water sales agreement, the utility would also receive an arsenic treatment facility paid for by 28 the municipality. Decision No. 72506 (August 3, 2011) at 18. 96 Decision No. 72506 at 24. 78644 53 DECISION NO. ------ DOCKET NOS. SW-20445A-20-0214, et al. RUCO proposed might cause a violation ofIRS nonnalization rules, thus prompting RUCO to respond 2 with a recommendation that the utilities pursue a PLR from the IRS. 3 As in the present case, arguments in the Willow Valley case against requiring pursuit of a PLR 4 described it as "problematic because it is a complex, time consuming, and expensive process."97 5 Significantly, the alterations to the underlying transaction at issue to address the ADIT normalization 6 issue also threatened "a host of constitutional and practical concerns that [ would] render [the sale] 7 unworkable."98 In rejecting the PLR recommendation, the Commission noted that the ADIT balance 8 to be preserved through the proposed regulatory liability would be for a utility that would no longer 9 exist once the transaction was consummated and therefore the ADIT balance would likewise no longer 10 exist. Additionally, the Commission determined that the proposed regulatory liability to recognize the 11 ADIT balance would likely violate the IRS normalization rules.99 12 Neither the Adaman Mutual nor Willow Valley case is entirely applicable to the present case. 13 In both Adaman Mutual and Willow Valley, the transaction to be validated through the PLR lens had 14 not yet occurred. Thus, the PLR process added a layer of delay that would prevent the desired 15 transactions from moving forward. In the present case, Staff's recommended PLR is to address 16 concerns directed at the accounting procedure GWRI has already employed. Further, based on the 17 resolution proposed by the Global Water Utilities and accepted by Staff, the Applicants will have the 18 benefit of their requested treatment until and unless the IRS issues a PLR ruling that indicates a different 19 treatment is appropriate. Thus, there is no risk that seeking a PLR will serve as a delay or impediment 20 to frustrate a transaction that has yet to occur. 21 To the Global Water Utilities' argument that the effort would be without a point, we disagree. 22 Whether the IRS rules prevent recognizing some ratepayer benefit amidst the infusion of reinvested 23 Section I 033 proceeds as Staff has suggested is distinct from the question of whether the Applicants 24 properly followed normalization requirements. To the Applicants' arguments that the process is costly, 25 contrasting the potentially $ I 0.2 million benefits against a potentially $ I 25,000 cost argues in favor of 26 seeking clarity from the IRS whether additional ratepayer benefits are open for consideration. We also 27 97 Decision No. 75484 (March JO, 2016) at 14. 98 Id. 28 99 /d. at 17. 54 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 1 note that Applicants have already sought a PLR, albeit one that was tailored to confirming whether 2 wastewater facilities are sufficiently like the condemned water facilities of Valencia to qualify for 3 Section 1033 reinvestment treatment, and it was included in the pre-filed direct testimony of Mr. 4 Seltzer. 100 5 The record also reflects that the IRS may decline to move forward on the PLR request, thus 6 mitigating the cost of the effort. Compared against potentially $10.2 million in benefits for ratepayers, 7 we believe that it would be appropriate to require Applicants to seek a PLR from the IRS. We find that 8 it is reasonable to require the Global Water Utilities to work with Staff and RUCO to develop a 9 neutrally worded PLR request for the IRS to clarify whether it is possible to use recorded ADIT liability 10 amounts related to the Valencia condemnation tax gain deferral as an offset to rate base in the utilities 11 receiving the reinvested proceeds. 12 D. Acquisition Premiums 13 The Global Water Utilities ' applications also note that their· parent, GWRI, has undertaken 14 multiple acquisitions of water and wastewater utilities. Since 2006, GWRI has acquired twelve utilities 15 including the West Maricopa Combine, 101 the 387 Districts, 102 Eagletail, 103 Turner Ranches, 104 Red 16 Rock (Water), 105 Red Rock (Wastewater), 106 Global Water - Lyn Lee, 107 Global Water - Mirabell, '°8 17 18 19 100 Ex. A-51 , attachment 3. 101 West Maricopa Combine was acquired through stock acquisition before Santa Cruz became a Class A public service 20 corporation requiring Commission approval to acquire utilities. 102 See e.g. , Decision No. 68498 (February 23, 2006) approving the extension of Santa Cruz and Palo Verde's CC&Ns to 21 serve the 387 Domestic Water Improvement District and the 387 Wastewater Improvement District. 103 See e.g., Decision No. 76133 (June 9, 2017) noting that GWRl ' s request for waiver of the Affiliate Interest rules (A.A.C. 22 R 14-2-80 I et seq) to permit merger of Eagletail under common parent of Class A utility had gone into effect by operation of law pursuant to A.AC. R14-2-806(C). 23 104 See e.g. , Decision No. 76783 (June 17, 2018) noting that GWRJ 's request for waiver of the Affiliate Interest rules (A.A.C. R14-2-801 et seq) to permit merger of Turner Ranches under common parent of Class A utility had gone into effect by 24 operation of law pursuant to A.A.C. Rl4-2-806(C). 105 See e.g., Motion for Administrative Closure filed October 19, 2018, in Docket No. SW-20445A-I 8-0303 et al, noting 25 that GWRl's request for waiver of the Affiliate Interest rules (A.AC. R14-2-801 et seq) to permit merger of Red Rock (Water) under common parent of Class A utility had gone into effect by operation of law pursuant to A.A.C. R l 4-2-806(C). 26 106 See e.g., Motion for Administrative Closure filed October 19, 2018, in Docket No. SW-20445A-18-0302 et al, noting that GWRI's request for waiver of the Affiliate Interest rules (A.AC. R14-2-801 et seq) to permit merger of Red Rock 27 (Wastewater) under common parent of Class A utility had gone into effect by operation of law pursuant to A.AC. R 14-2- 806(C). 107 Ex. A-42 at 5. 28 10s Id. 55 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. Global Water - Tortolita, 109 Global Water - Francesca,1 10 Twin Hawks Utility, Inc., 111 and Rincon 2 Water Company.112 3 In Decision No. 75626, Policy Statement No. 5 (Policy Regarding Acquisition of Non-Viable 4 Systems) we stated: 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 109 Id. 27 110 id. To encourage the consolidation of small water utilities, it is the policy of the Commission that acquisition premiums should be allowed for acquisitions of private water systems subject to the following conditions: (a) The acquisition serves the general public interest; (b) The acquiring utility meets the criteria of viability that will not be impaired by the acquisition, that it maintains the managerial, technical , and financial capabilities to safely and adequately operate the acquired system, and is currently in compliance with all Arizona Department of Environmental Quality, Arizona Department of Water Resources, and Arizona Corporation Commission rules and orders, and will be able to meet other requisite regulatory requirements on a short and long-tenn basis; (c) TI1e acquired system is classified as a Class Dor E water utility, the acquired system is not viable, it is in violation of statutory or regulatory standards concerning the safety, adequacy, efficiency or reasonableness of service and facilities, or that it has failed to comply, within a reasonable period of time, with any order of the Arizona Department of Environmental Quality or the Commission; (d) Neither the acquiring nor the selling system is an affiliated interest of the other; (e) The rates charged by the acquiring system to the acquired customers will not increase unreasonably because of the acquisition; (f) The purchase price is fair and reasonable and conducted through arn1s' length negotiations; (g) If appropriate, the acquirer's rates may be applied to the acquired system. Under certain circumstances of extreme differences in rates, or of affordability concerns, consideration should be given to a phase-in of the rate difference over a reasonable period of time; (h) The acquisition premium must be associated with improvements, that are completed within a reasonable period of time, which can be qualitative, quantitative or both (this provision ensures that only companies in need of improvements will be eligible for acquisition premiums); and (i) The premium must be reviewed and approved in a rate case. It is the policy of the Commission that the acquisition premium be detennined in accordance with the following principles (in addition to those above): (a) One or more of the following may be used to provide recovery of the acquisition premium: 28 11 1 Decision No. 78307 (November 9, 2021). 112 Decision No. 78319 (December 3, 2021). 56 DECISION NO. 78644 ------

2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 DOCKET NOS. SW-20445A-20-0214, et al. I. A premium on the return on equity. 2. 3. 4. An acquisition adjustment (creditor debit adjustments to rate base for purchase price discounts or premiums, respectively, may be used). A deferral of the cost of improvements the acquirer undertakes. A surcharge for the recovery of the cost of improvements the acqmrer undertakes. (b) If the improvements that are required to improve service quality would result in rates that are deemed too high to be absorbed by ratepayers at one time, rate recovery of the improvement costs may be recovered in phases. There may be a one-time treatment of the improvement costs in the initial rate case but a phasing in of the acquisition improvements and associated carrying costs may be allowed over a finite period. Additionally, Policy Statement No. 6 (Policy Regarding the Acquisition of Viable Systems) allows acquisition premiums for purchases of viable private water systems by an acquirer that has demonstrated a record of acquiring and improving the service provided to ratepayers served by non viable systems. Under this provision, allowance of an adder to the return on equity component of rate or return may be approved if the acquirer has provided sufficient supporting data with its rate application. With the exception of subparagraph ( c ), all of the same standards applicable for non-viable systems also apply to the detennination of whether an acquisition premium is appropriate for a viable utility. A summary of the Applicants' proposed and Staff's recommended acquisition premiums, expressed as adjustments increasing rate base and, and their impact on revenue requirements excluding the proposed ROE adder, is as follows: Utility Acquisition Premium Annual Revenue Requirement Increase Ad_justment to Rate Base GWU RUCO11 -' Staff GWU RUCQI14 Staff Turner $1,584,654 $188,112 Ranches $188,112 $141,240 NIA $24,812 Red Rock $114,950 $114,950 $114,950 $10,478 NIA $9,943 (Water) Red Rock $495,030 $495,030 $495,030 $45,290 NIA $42,823 (Wastewater) 113 On brief, RUCO recommends a 20% acquisition premium for the Red Rock (Water and Wastewater) and Turner Ranches 26 systems. RUCO Cl. Br. at 17. However, RUCO's final schedules reflect complete removal of the full acquisition premiums for Red Rock (Water), Red Rock (Wastewater), and Turner Ranches. RUCO's final schedules, Surrebuttal Schedule CSB- 27 4 ("Global Water - Turner Ranches Irrigation, Inc.", "Global Water - Pinal County Wastewater (Palo Verde, Red Rock, and Picacho )", and "Global Water - Pinal County Water (Santa Cruz, Red Rock, Picacho Cove)". 28 114 RUCO's final schedules provide no calculation of the revenue increase related to adoption of the recommended acquisition premiums. 57 DECISION NO. 78644 2 3 DOCKET NOS. SW-20445A-20-0214, et al. 1. The Global Water Utilities a. Red Rock (Water) and Red Rock (Wastewater) The Global Water Utilities request a $1 14,950 acquisition premium adjustment be made to the 4 rate base of Red Rock (Water) and a $495,030 acquisition premium adjustment be made to the rate 5 base of Red Rock (Wastewater). The acquisition premiums were calculated as 20% of the rate base 6 for the utilities at the time of acquisition. 11 5 7 According to Mr. Corwin, at the time of their acquisition, the Red Rock (Water and Wastewater) 8 utilities had issues with elevated Hydrogen Sulfide in the office area, inoperable UV disinfection 9 chambers for the wastewater treatment system, improper reporting of wastewater turbidity levels, 10 generally poor housekeeping/cleanliness to the extent of creating safety hazards, poor wastewater I 1 filtration maintenance, failed wastewater decanters, aged and nonfunctional SCADA equipment, a 12 broken flow meter at the water distribution center, failed effluent pumping station filters, nitrate 13 contamination of the backup potable well, no redundancy for the biosolids dewatering system, unbilled 14 customer accounts, and one of the two lift stations serving the wastewater system was inoperable. 11 6 15 Although they argue that the Red Rock (Water and Wastewater) utilities could easily qualify as 16 non-viable at the time of acquisition, the Applicants propose to classify them as viable nonetheless. 17 Noting that Staff's recommendation to recover the acquisition premium solely from Red Rock 18 customers will produce a cumulative impact on Red Rock customers (water and wastewater) of $8. 19 I 9 per month, the Applicants argue that applying the acquisition premium on a consolidated basis would 20 be more reasonable. For example, the Applicants point out that the cumulative $8.1 9 acquisition 21 premium surcharges applied solely to Red Rock customers spare the rest of the customers within the 22 proposed Santa Cruz and Palo Verde consolidation only $0.24 a month if the acquisition premium is 23 distributed across the consolidated rate groups. 117 Moreover, Applicants point out that Staff's 24 calculation of the acquisition premiums is low because Staff omitted corrections to their calculation of 25 the tax gross up for the acquisition premiums and thus the impacts to the Red Rock customers are 26 higher than Staff estimated. Consequently, the Global Water Utilities argue that the surcharge should 27 115 Ex. A-26 at 11. 116 Ex. A-39 at 27-28. 28 117 Ex. A-93 at 7 ("Impact of Allocating all AP Related Costs only to Red Rock Customers". 58 DECISION NO. 78644 2 3 DOCKET NOS. SW-20445A-20-0214, et al. be applied on a consolidated basis instead. b. Turner Ranches In contrast to the Red Rock (Water and Wastewater) utilities, the Global Water Utilities are 4 requesting I 00% of the acquisition premium for Turner Ranches based on their contention that Turner 5 Ranches was non-viable at the time of acquisition. Per Mr. Corwin, Turner Ranches required 6 significant well rehabilitation, hydrant upgrades, valve replacements, distribution system redundancy, 7 distribution pump upgrades, and system controls and automation. Notably, the prior ownership for 8 Turner Ranches was actively seeking a means to retire from operating the utility.118 9 Since acquiring the system, the Applicants have overhauled one of the wells, and added a new IO water distribution line providing redundancy to serve the Superstition Springs golf course. The Global 11 Water Utilities have also implemented a valve and hydrant replacement program to ensure functionality 12 when such facilities are needed. 119 A redundant distribution pump and variable-frequency drive also 13 were installed at Turner Ranches' Water Distribution Center, ensuring adequate pressure in the event 14 of equipment failure. Various other plant replacements have been performed to the Water Distribution 15 Center as well to address facilities that were in a state of disrepair. Installation of SCAD A equipment 16 has increased system efficiency. 120 17 Although the prior ownership had begun the process of addressing the system's infrastructure 18 needs through financing and loan surcharge approvals, upon acquisition, the Global Water Utilities 19 paid off the outstanding debt, thereby eliminating the need to continue the loan surcharge. Eliminating 20 the loan repayment surcharge instantly reduced residential customers' monthly bills by $5.32 and 21 metered customers' bills by $26.68.121 For residential customers this effectively produced a 17% rate 22 decrease. 122 23 The Global Water Utilities dispute Staffs position that Turner Ranches was viable at the time 24 GWRI acquired it. Although the prior owners of Turner Ranches were able to pursue a rate and 25 financing application, the Applicants note that Turner Ranches required a financing surcharge, the 26 118 Ex. A-39 at 21. 119 Id. at 22. 27 120 Id. at 23-25. 121 Id. at 21. 28 122 /d. 59 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. approved financing was insufficient to address the system's deficiencies, many of which were not even 2 identified in the financing, and the system's prior owners lacked a succession plan. Noting the 3 distinction between a non-viable utility and a failed utility, Global Water Utilities asserts that although 4 Turner Ranches had not quite failed at the time it was acquired, it fell short under the Water Policy's 5 viability analysis and thus qualifies as a nonviable utility. 123 6 Pointing to the requested and unopposed acquisition premium for Red Rock of 20% despite 7 their view that Red Rock could be viewed as nonviable, and the fact that no acquisition premium is 8 being requested for Eagletail, the Applicants also maintain that a l 00% acquisition premium is 9 appropriate for Turner Ranches based on GWRI's track record of acquiring and rehabilitating 10 nonviable utilities, a record which Staff does not dispute. 124 11 In contrast, the Applicants argue that RUCO's recommendation of a 20% acquisition premium 12 for Turner Ranches is based on criteria not established within the Water Policy - that an acquisition 13 premium should bear a relation to clear, quantifiable, and substantial benefits to ratepayers. Noting 14 RUCO's witness' inability to quantify the benefits ofreduced turbidity in wastewater or fire hydrants 15 that work or well rehabilitation, the Global Water Utilities attribute this inability to the priceless nature 16 of access to clean drinking water and functioning fire protection. c. Eagletail 17 18 The Applicants are not seeking an acquisition premium for the purchase of Eagletail but they 19 do request a finding that Eagletail was non-viable at the time of acquisition. Mr. Corwin notes that 20 prior to its acquisition by the GWRI, Eagletail was a rural cooperative operated by its customers and 21 had 24 miles of water mains serving approximately 60 metered connections and only a single 100,000- 22 gallon storage tank. 125 The system had only one utility operator who was preparing for retirement and 23 its sole storage tank was dilapidated and leaking. Although prior ownership had applied for Water 24 Infrastructure Financing Authority of Arizona ("WIF A") financing to replace the tank, the tank was 25 still in the design stage at the time of the system's acquisition. The system also had a water loss rate 26 of approximately 46% in the last year it was managed by its previous ownership, in large part due to 27 123 Applicants' Rep. Br. at 14 Citing Decision No. 75743 (September 19, 2016) at 15. 124 Tr. Vol. X at 1542. 28 125 Ex. A-39 at 8-9. 60 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. its generally antiquated facilities and leaking water distribution mains. I 26 The system's electrical 2 equipment was also deficient and posed safety hazards. I27 3 Upon its acquisition by GWRJ, a replacement storage tank, right-sized for the system's needs, 4 has been installed that provides sufficient capacity for day to day conditions and some contingency 5 situations. Additionally, new pumps and yard piping have been acquired and installed. I28 Antiquated 6 water meters have been replaced with meters having automated meter reading capabilities to better 7 inform sources of ongoing water loss.129 8 9 d. Return on Equity ("ROE") Adder In parallel with the requested rate base acquisition premiums for Red Rock (Water and 10 Wastewater) and Turner Ranches, the Applicants also request that the Commission authorize a 30-basis 11 point ROE adder. According to Mr. Fleming testifying for the Global Water Utilities, whereas the 12 acquisition premium adjusts the rate base of the acquired utility to make its acquisition a more attractive 13 prospect, the return on equity adder serves a different purpose. 130 As he explained, 14 15 16 17 18 19 It was, hey, if you will go help consolidate these smaller, troubled utilities, we will give you an ROE premium across the board. And the reason is, if 1 go buy 50 customers closer to California than Phoenix, which I've done, it's Eagletail in this case, the ROE adder on those 50 customers, who can hardly - who can' t really pay the rates today anyway with the investments that we're trying to make, so we're having them on an operating margin, it doesn' t move the needle on the analysis of if that deal is viable or not. It's not until that ROE adder is spread across the larger customer base that you triangulate on the specifics of the deal, the net company benefit, and go to investors and say, it's absolutely worth it from a business perspective as well. 131 Arguing that the Water Policy contemplates a single return on equity rather than multiple 20 returns on equity, the Applicants disagree with RUCO's recommendation that the adder be limited to 21 apply only to the capital employed to acquire the distressed utility because it would result in multiple 22 distinct returns. Further, the Applicants observe that many non-viable utilities have limited rate bases 23 and consequently low purchase prices. They argue that an ROE adder applied only to the capital to 24 acquire such utilities would generate only a de minimis revenue impact and thus a negligible incentive 25 26 126 Id. at I 0. 127 Id. at I 2. 27 i2s Id. at 13. 129 id. 130 Tr. Vol. 1 at 154. 28 131 Id. 61 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. to acquire such utilities and would therefore frustrate the purpose of providing an acquisition incentive. 2 The Global Water Utilities also dispute RUCO's characterization of the 20% cap on acquisition 3 premiums as a comprehensive ceiling on incentives for viable utilities, thus precluding additional 4 incentive recovery that would exceed that 20% limit. In response, the Applicants contend that the 20% 5 limitation is applicable to the original cost of the rate base and is distinct from and inapplicable to an 6 incentive premised on the return on equity. Further, they point out that the 20% cap applies only to the 7 acquisition of viable utilities and RUCO concedes that all of the acquisitions at issue are for non-viable 8 utilities. 9 10 11 2. RUCO Based on its review, RUCO contends that at the time of acquisition, both Turner Ranches and Red Rock (water and wastewater) were non-viable. Noting that the viability status of the acquired 12 utility establishes limitations on the allowable acquisition premium that may be authorized, RUCO 13 expresses concern that Staff and the Global Water Utilities have arrived at conflicting viability 14 conclusions for the Red Rock system. RUCO criticizes the Applicants' approach to determining 15 viability which, according to RUCO "appears ... may be tied to the amount of the [acquisition premium] it is requesting."132 As further explained by RUCO, the viability detennination is an 16 17 engineering detennination with defined criteria, and it should not be influenced by policy 18 considerations. 19 To obtain clarity, RUCO recommends that the following considerations should determine the 20 size of the acquisition premium for non-viable utilities: (I) the customer count of the acquired utility; 21 (2) portion of the acquisition premium to be used for utility capital improvement; (3) projected bill 22 impacts; (4) length of the acquisition premium amortization period; (5) quantification of annual 23 benefits accruing to customers from the acquisition; (6) a market price study or net value study; (7) 24 benefits accruing to shareholders; (8) number of years since the acquired utility's last rate case; (9) a 25 reasonableness check based on comparison of per/customer acquisition premium to average rate 26 base/customer of the acquired utility; and (10) other factors. Alternatively, for a viable utility, RUCO 27 recommends consideration of the following factors when setting the acquisition premium: (1) prior 28 132 RUCO Cl. Br. at 13. 62 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. acquisitions of non-viable utilities; (2) the customer count of the acquired utility; (3) a market price 2 study or net value study; and (4) other factors. 133 3 Despite the conflicting positions of Staff and the Applicants as to viability, RUCO does believe 4 that acquisition premiums are appropriate for both Turner Ranches and Red Rock and has reached its 5 own conclusion that Turner Ranches was not viable at the time of acquisition. RUCO recommends 6 that each be assigned a 20% acquisition premium on their respective rate bases, to be amortized over 7 25 years. RUCO also recommends that approval of the acquisition premiums should be conditioned 8 upon a refund to ratepayers of any portion of the acquisition premiums that have been collected if either 9 Red Rock or Turner Ranches is sold. 134 RUCO believes that such a condition protects ratepayers 10 against strategic acquisitions that benefit shareholders through approval of acquisition premiums and 11 enhanced resale values for the acquired utilities.135 Additionally, RUCO recommends that in the next 12 general rate case, a review be conducted to detennine if the acquisitions provided clear, quantifiable, 13 and substantial benefits to ratepayers. 14 RUCO opposes the Applicants' separate request to implement a 30-basis point return on equity 15 adder to further incent acquisitions. RUCO argues that the ROE adder is a blanket adjustment and if 16 one is adopted, it should be restricted to apply solely to the capital employed to acquire the utilities in 17 question, 136 i.e. restricted to apply only to the Red Rock and Turner Ranches systems. According to 18 RUCO, the proposed ROE adder would substantially overstate the cost of equity. Likewise, RUCO 19 asserts that because the Water Policy articulates caps on the acquisition premium, permitting the 20 application of an ROE adder in addition to acquisition premiums boosting the rate bases defeats the 21 purpose of establishing caps on acquisition premiums. To that end, RUCO recommends that all of the 22 potential incentives articulated in Section 6, 2(b) of the Water Policy be considered cumulatively 23 subject to the cap. 24 RUCO did not take a position concerning Staff's recommendation to apply the acquisition 25 premiums exclusively on the ratepayers of the acquired utilities as opposed to across all ratepayers 26 27 133 RUCO Cl. Br. at 16-17. 134 Ex. RUCO-6 at 29-30. 135 Ex. RUCO-7 at 15- I 6. 28 136 Ex. RUCO-10 at 69. 63 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. within the corresponding consolidated rate group proposed by the Applicants. However, testifying for 2 RUCO, Mr. Erdwunn explained that if rate consolidation is adopted as proposed by the Applicants and 3 generally agreed to by Staff and RUCO, isolating the acquisition premium to apply only to ratepayers 4 of the acquired utility would be inconsistent with consolidation and it would be simpler and make 5 greater administrative sense to share the cost across the entirety of the affected consolidated group. 137 3. Staff a. Red Rock (Water and Wastewater) 6 7 8 Based on its analysis of the Red Rock systems, Staff believes that Red Rock (Water and 9 Wastewater) were nonviable at the time of acquisition. Staff's nonviability conclusion rests on 10 Decision No. 75743 's nonviability criteria related to current noncompliance or inability to attain 11 compliance with ADEQ. As pointed out by Staff, Red Rock has been and remains out of compliance 12 with ADEQ due to E. Coli and turbidity issues. 138 Staffs detennination of Red Rock 's nonviability 13 rests entirely on the noncompliant status with ADEQ. 139 14 Regarding the acquisition premium analysis, Staffs position is that only those ratepayers who 15 benefit from the acquisition should pay the acquisition premium which functionally limits the 16 collection of acquisition premiums to only customers of the acquired utility. Staff recommends a 20% 17 acquisition premium based on the rate base at the time of acquisition for Red Rock, to be amortized 18 over 25 years. To effectuate its recommendation, Staff calculated an acquisition premium surcharge 19 applicable to Red Rock (Water) and Red Rock (Wastewater) to apply the surcharge only to Red Rock 20 ratepayers. 21 22 b. Turner Ranches In contrast to the Global Water Utilities, Staff viewed Turner Ranches as viable at the time of 23 acquisition because, using the Water Policy's viability criteria, Turner Ranches ' prior management 24 demonstrated the necessary managerial, technical, and financial capabilities to process rate and 25 financing filings to secure the means to address needed upgrades and Turner Ranches was compliant 26 27 137 Tr.Vol.IXat1342-1343. 138 Id. at 1359 and 1363-1364; Ex. S-20. 28 139 Tr. Vol. IX at 1368. 64 DECISION NO. 78644 -----

DOCKET NOS. SW-20445A-20-0214, et al. with all relevant governmental agencies. 140 Because it views Turner Ranches as viable at the time of 2 acquisition, Staff notes that the Global Water Utilities must also demonstrate a clear track record of 3 acquiring and improving service to nonviable utilities to qualify for an acquisition adjustment and Staff 4 asserts there is ample evidence in the record to establish that GWRI possesses the requisite track record 5 support such a finding.14 1 6 Based on its conclusion that Turner Ranches was viable at the time of acquisition, Staff 7 recommends a 20% acquisition premium be applied to the rate base of Turner Ranches, to be amortized 8 over 25 years. 9 c. Eagletail 10 Staff determined that Eagletail was nonviable under the Water Policy viability criteria of a lack 11 and inability to acquire the managerial , technical, and/or financial capabilities to safely and adequately 12 operate because the prior owners of Eagletail lacked the managerial capability to operate the system. Staff did not recommend an acquisition premium for Eagletail. d. Return on Equity Adder 13 14 15 Pointing to the lack of Commission Decisions, Staff opposes the Applicants' proposed ROE 16 adder on the basis that there is no clearly established guidance for when to recommend an ROE adder 17 and thus, such a determination should be left to the discretion of the Commission. While Staff 18 acknowledges that adoption of any ROE adder would be a policy determination for the Commission, 19 Staff also expresses concern that, contrary to Staff's recommendation to apply acquisition costs solely 20 to the benefited ratepayers of the acquired utility, an ROE adder will spread the cost of incenting 21 acquisitions to all ratepayers among the Global Water Utilities. 142 4. Resolution 22 23 In Decision No. 75743, we noted that the definition of viability used in the Water Policy, Policy 24 Statement No. 5 was adapted from the US Environmental Protection Agency's definition of water 25 system viability. This definition provides that a viable system has "the technical, financial, and 26 27 140 Staff Closing Br. at 23, citing Decision No. 75746 (September 19, 2016); Tr. Vol. IX at 1363. 141 Tr. Vol. X at 1532. 28 142 Tr. Vol. X at 1512. 65 DECISION NO. 78644 ------ DOCKET NOS. SW-20445A-20-0214, et al. managerial capability to consistently comply with current and prospective perfonnance 2 requirements."143 Decision No. 75743 further distinguished viable from nonviable as: 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 A viable water and/or wastewater utility is defined as one that: (I) Maintains the managerial, technical and financial capabilities to safely and adequately operate; and (2) Is currently in compliance with all Arizona Department of Environmental Quality, Arizona Department of Water Resources, and Arizona Corporation Commission rules and orders; and (3) Will be able to meet other requisite regulatory requirements on a short and long-term basis. A non-viable water or wastewater utility is defined as one that: (1) Lacks and is unable to acquire the managerial, technical and/or financial capabilities to safely and adequately operate; or (2) Is currently not in compliance or is unable to achieve compliance with Arizona Department of Environmental Quality, Arizona Department of Water Resources, and/or Arizona Corporation Commission rules or orders or is unable to achieve such compliance without managerial, technical, or financial assistance; or (3) Will not be able to meet other requisite regulatory requirements on a short- or long-tem1 basis.144 Decision No. 75743 also explained, "[ w ]hen making the determination of viability or non- viability, the Conunission will consider all of the relevant circumstances of the case and will detem1ine the question of viability o r non-viability based on all of the circumstances at the time of the CC&N transfer."145 a. Red Rock (Water and Wastewater) We are not persuaded that Red Rock was nonviable at the time of its acquisition. Staff's nonviability analysis essentially rests on the view that Red Rock (Wastewater) was out of compliance with ADEQ at the time of acquisition because it would have been found noncompliant had the third party contractor correctly reported testing results. While Decision No. 75743 refers to noncompliance at the time of acquisition, as Decision No. 75743 further explained, the viability inquiry requires consideration of all the facts and circumstances at the time the acquisition occurred. In our view, the non-reporting of failed tests by the third-party contractor hired to perform water testing146 prevents a 27 143 Decision No. 75743 at 14. 144 Id. at 14-15. 145 Id. at 15. 28 146 Tr. Vol. I at 36. 66 DECISION NO. 78644 -------'-- DOCKET NOS. SW-20445A-20-02 l 4, et al. conclusion that Red Rock was out of compliance with ADEQ. There is no evidence on which to 2 conclude that the prior Red Rock management would not have addressed thee. coli and turbidity issues 3 had they received proper testing results. Consequently, we believe that the nonreporting of failed tests 4 by a third-party is a supervening fact that prevents reaching the conclusion that Red Rock was 5 nonviable at the time of acquisition for failure to comply with ADEQ requirements. That being Staffs 6 sole reason for claiming Red Rock (Wastewater) was not viable, we find that Red Rock (Water and 7 Wastewater) were viable at the time of acquisition. 8 Based on the evidence of the extensive efforts the Applicants have undertaken to identify and 9 resolve thee. coli and turbidity issues causing Red Rock (Wastewater)'s current noncompliance with 10 ADEQ, as well as the significant rate reduction imparted on Red Rock (Wastewater) customers owing 11 to the proposed rate consolidation with Palo Verde, we find that the record demonstrates that the 12 Applicants have provided substantial net benefits to ratepayers by acquiring Red Rock (Water and 13 Wastewater). 14 Consistent with the determination that the Red Rock utilities were viable, we find that in line 15 with the Commission's Water Policy, the parties' recommended 20% acquisition premium to be 16 applied to the rate base of Red Rock (Water) and Red Rock (Wastewater) is reasonable and should be 17 adopted. Likewise, the proposal to amortize the acquisition premium over a 25-year period is 18 reasonable and should be adopted. 19 Regarding whether to recover the acquisition premium from all ratepayers within the Pinal 20 County Water and Wastewater consolidated rate groups or to limit recovery of the acquisition premium 21 to only ratepayers within the acquired utilities, we believe under the facts of this case that the 22 Applicants' proposal to recover consolidation-wide has merit and should be adopted. Staff's 23 recommendation may be warranted in different circumstances. In this instance, we find the arguments 24 that isolating the recovery of the acquisition premium to be inconsistent with the proposed rate 25 consolidations to be more compelling. 26 b. Turner Ranches 27 We are not convinced that Turner Ranches' condition at the time of acquisition was non-viable. 28 Staff is correct that the prior owners of Turner Ranches were making rate case and financing 67 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. applications 147 thus demonstrating that they had the means to operate the system safely and adequately. 2 That the scope of their filings fell short of correcting all deficiencies that the Global Water Utilities 3 have identified upon acquiring the system does not demonstrate a lack of managerial, financial , or 4 technical ability by Turner Ranches' prior owners. Pointedly, Mr. Corwin testifying on behalf of the 5 Applicants acknowledged that Turner Ranches' "prior owners managed a diligent operation."148 There 6 being no evidence that T urner Ranches was noncompliant with relevant regulators, nor evidence that 7 it did not have the means or will to pursue the necessary approvals to address short or long-tenn 8 problems, we believe that Turner Ranches, under the circumstances and facts as presented, was viable 9 at the time of acquisition. As evidenced by the steady replacement of deteriorated plant to improve reliability and quality 11 of service throughout the Turner Ranches system, as well as the immediate relief from onerous debt 12 financings to support infrastructure improvements under prior management, we find that the evidence 13 shows that the Global Water Utilities have provided substantial net benefits to ratepayers by acquiring 14 the system. 15 Based upon our finding of viability, and consistent with the acquisition premium thresholds 16 provided in the Water Policy, we also make the companion finding that Staffs and RUCO's 17 recommended 20% acquisition premium, to be amortized over a 25-year period is reasonable and 18 appropriate and should be adopted. c. Eagletail 19 20 As to Eagletail, we agree with Staff and the Applicants that Eagletail was nonviable at the time 21 of acquisition. Eagletail was still making rate case applications and pursing financing authority to 22 improve its financial means and address its many operational issues as a widely dispersed, rural water 23 cooperative. However, its reliance on customer-provided personnel, including its sole system operator, 24 speaks to a lack of technical ability to operate continuously in a safe and reliable manner. Similarly, 25 the interest in procuring an interim manager to operate Eagletail noted in its rate case Decision 149 26 illustrates the lack of confidence in the prior management to operate the system in a safe and adequate 27 147 See e.g. , Decision No. 75746. 148 Ex. A-38 at 20. 28 149 Decision No. 75829 (December 5, 2016) at 4. 68 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. manner. 2 For these reasons, we find the facts surrounding Eagletail at the time of its acquisition 3 demonstrate that it was non-viable at the time of acquisition. 4 d. Return on Equity Adder 5 Decision No. 75626 recognized that an ROE adder is a potential incentive to encourage utility 6 industry consolidation. In the present case, we are not persuaded an ROE adder is necessary or 7 appropriate. To the Global Water Utilities' point that providing adequate incentives for acquisitions 8 will induce further investment, we believe that authorizing the acquisition premiums discussed above 9 for Turner Ranches and Red Rock (Water and Wastewater) suitably confim1s our support for the 10 ongoing consolidation of the water industry. Additionally, although we decline in this instance to adopt 11 Staffs recommendation to isolate the recovery of the acquisition premium to only the Red Rock 12 customers within the Pinal County Water and Wastewater consolidations, we find merit in Staffs point 13 that the beneficiaries of acquisition, the ratepayers of the acquired utility, should pay for the costs of 14 incenting the acquisition. Because it is inconsistent with the proposed rate consolidation, we are not 15 adopting Staffs recommendation in this instance. 16 We believe that an ROE adder in this circumstance would give rise to the opposite circumstance 17 where the beneficiaries of acquisition would not contribute anything to the cost of acquiring their 18 utility. Although the Applicants requested a nonviability determination for Eagletail, they did not 19 request an acquisition premium. Due to the particulars of the Global Water Utilities' rate consolidation 20 proposal, which includes utilization of an operating margin to establish the revenue requirement for 21 Eagletail, if an ROE adder were adopted in this instance, no customer of Eagletail would be 22 contributing to the acquisition of Eagletail, whereas customers of Turner Ranches and Red Rock would 23 not only be paying the costs of being acquired by GWRI, but would also be bearing a share of the 24 incentive to acquire utilities like Eagletail as well. This is not just and reasonable. 25 Accordingly, for these reasons, we find that the request to apply a 30-basis point ROE adder is 26 not reasonable. 27 28 69 DECISION NO. 78644 ------ DOCKET NOS. SW-20445A-20-0214, et al. E. Other Rate Base Adjustments in Dispute 1. Tax Cut and Jobs Act 2 3 When the Tax Cut and Jobs Act of 2017 ("TCJA") went into effect, it lowered corporate income 4 tax rates as well as making CIAC and AIAC taxable revenue. 150 In Decision Nos. 76595 (February 26, 5 2018), 76619 (March 29, 2018), 76974 (November 27, 2018), 77084 (February 20, 2019), 77104 6 (February 28, 2019), and 77540 (January 23, 2020), issued in Docket No. AU-00000A-17-0379, the 7 Commission's generic docket addressing the TCJA, all public service corporations were ordered to 8 issue bill credits to ratepayers to reflect that existing utility rates were set using higher income tax rates. 9 On September 20, 2018, the Commission issued Decision No. 76901 requiring Santa Cruz, Palo Verde, 10 GTWC, and NSWC to address the impacts of the TCJA including both the determination of appropriate 11 bill credits to ratepayers as well as propose a way to account for TCJA impacts on the utilities' ADJT 12 balances. As explained by Mr. Rowell on behalf of the Global Water Utilities, a tax rate approved by 13 the TCJA lower than that used to set base rates for the utilities resulted in revaluing ADJT balances. 151 14 To account for the changes, an Excess Accumulated Deferred Income Tax ("EADIT") balance was 15 created and on December 19, 2018, the Global Water Utilities fi led a proposal for how to handle the 16 TCJA impacts on ADIT in a filing made in Docket No. W-20446A- 18-0202 et al. 152 In response to 17 recommendations from Staff, a revised proposal was later filed on July 18, 2019, that deferred both the 18 immediate revenue requirement impact of EAD IT amortization as well as the variance between 19 approved and actual refunds as regulatory assets/liabilities in the ADIT balances for consideration in 20 the next general rate case. However, bill credits approved in Decision No. 76901 would continue until 21 the adoption of new permanent rates using the current income tax rates and under-refunded amounts 22 accumulated in 2018 and 2019153 would be returned in a lump sum in 2020.154 However, Applicants 23 propose to forego recovery of over-refunded arnounts. 155 Additionally, and in conjunction with its 24 25 1 so Ex. A-26 at I 6. 26 151 Ex. A-26 at 15. 1s2 1d. 27 153 The only utility the incurred an under refund was GTWC which was under refunded by $2,609 in 2018 and $3,005 in 2019 for a total proposed lump sum refund in 2020 of$5,614. Ex. A-26 at 18. 154 Jd. at 17-18. 28 155 Between 20 I 8 and 20 I 9, Palo Verde, Santa Cruz and NSWC were over-refunded by a cumulative $51 ,426. 70 DECISION NO. 78644 ----- DOCKET NOS. SW-20445A-20-0214, et al. Section 1033 proposal, companion adjustments to EADIT balances.156 2 RUCO did not take a position regarding the Applicants' proposal to refund over-collected 3 income tax expense. 4 Staff initially opposed the Global Water Utilities' proposed EADIT adjustments as part of 5 Staff's general opposition to the proposed Section 1033 adjustments and because the Section 1033 6 adjustments obscured whether the handling of the EADIT balances complied with TCJA requirements, 7 particularly the methodology of EADIT amortization.157 Also, Staff was concerned with how EADIT 8 amortization is reflected in the determination of income tax expense. 9 Based on responses provided by the Applicants, Staff ultimately accepted the proposed EADIT 10 amortization rates. 158 Further, Staff opted not to further pursue the recognition of EADIT amortization 11 in the calculation of income taxes out of concern that raising the concern so late in the process would 12 create due process issues for the Applicants and obtaining a better understanding of the EADIT 13 balances would be a lengthy process due to the complexity of the Global Water Utilities' income tax 14 detail. 159 Staff also noted a concern that revising the calculation of income tax to recognize EADIT 15 amortization would likely result in an increase in income tax expense. 160 16 Staff concurs with the Global Water Utilities' proposed method to amortize utility EADIT 17 created by the TCJA. 161 18 We find that the Global Water Utilities' proposed method to amortize EADIT created by the 19 TCJA is reasonable. 2. Cash Working Capital 20 21 Cash working capital quantifies the amount of cash that a utility requires to meet daily operating 22 expenses. It is calculated based on the timing difference between when revenues are collected and 23 when an expense must be paid. When the utility receives revenue before an expense comes due, it has 24 25 156 See e.g. Ex. A-52 at 6-8 (testimony of Mr. Seltzer describing corresponding adjustments to EADIT as ADIT was 26 eliminated to comply with normalization requirements. 157 See prior discussion relating to application of normalization rules to ADIT. 158 Ex. S-1 at 27 159 Tr. Vol IV at 511-512. 160 Jdat513. 28 161 Ex. S-1 at 7-8. 71 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. the benefit of cash working capital, whereas having expenses come due before revenues arrive to pay 2 the expenses generates negative working capital. 3 To determine its proposed allowance for cash working capital, the Applicants developed a 4 single lead-lag study and allocated a portion of the total to Turner Ranches and each of the three 5 separate consolidated rate groups. 6 7 a. RUCO RUCO calculated its cash working capital recommendation using four separate lead-lag studies, 8 one each for Turner Ranches and the three proposed consolidated rate groups to eliminate the 9 possibility of cross-subsidization and more precisely detennine the working capital needs of each 10 system.162 Notably, the RUCO methodology for developing the lead-lag study uses shorter billing lag 11 days (3.5 days as opposed to Applicants' 7 days) producing a shorter revenue lag than proposed by 12 Applicants 163 while using a longer lag period of 14 days to Applicants' 8. 74 lag days to establish 13 expense lead, the number of days before an expense is due. 164 RUCO's methodology also used a longer 14 period (212 lag days) than the Applicants' (180 lag days) to establish property tax expense lag days, 165 15 and for the establishment of income tax expense lag (using 108 lag days to 37 lag days used by the 16 Applicants). 166 17 Like Staff, RUCO also included an interest expense lag component in its lead-lag study and 18 determined that 91.25 lag days would be appropriate. 167 According to RUCO, although the Applicants 19 did not include an interest expense component, 20 21 22 23 24 [i]nterest expense is a real expense that must be paid according to a signed contract and is reported on the income statement. Interest expense requires a cash payment. The Company collects cash used to make interest payments prior to the interest due date. While the Company has possession of these funds, they are a source of cost-free cash that the Company can use until making payments. 168 25 162 Ex. RUC0-6 at 17. 26 163 Ex. RUC0-6 at 19-20. 164 Ex. RUC0-6 at 21. 165 Ex. RUC0-6 at 24. 27 166 Ex. RUC0-6 at 25. 167 Ex. RUC0-6 at 26. 28 168 Ex. RUC0-6 at 26. 72 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. Additionally, RUCO included a component for employee pensions and benefits in its lead-lag 2 study which the Applicants did not. Using retirement annuity data provided by the Applicants, RUCO 3 detennined that employee pensions and benefits should be afforded 7.97 lag days.169 4 The cumulative impact of RUCO's proposed adjustments to cash working capital effectively 5 reduces the Applicants' aggregate rate base by approximately $1.4 million. 170 b. Staff 6 7 Staff recommends adjustments to the Applicants' proposed allowance for cash working capital 8 that primarily are aimed to be consistent with Staffs recommended adjustments to operating 9 expenses. 171 Staff asserts that inclusion of interest expense is customary and typically approved by the 1 0 Commission. 172 c. Global Water Utilities' Response 11 12 The Applicants dispute Staff's and RUCO's inclusion of interest expense. According to Mr. 13 Rowell 's testimony on behalf of the Applicants, interest expense is a "below the line" expense that 14 should be recoverable, if at all , through the cost of debt as part of the return on rate base. 173 Because 15 reductions to rate base for working capital are intended to recognize customer-provided working 16 capital, interest expense should not be included as it is not a customer-provided expense. 174 17 In response to RUCO, the Applicants argue that RUCO's approach using a separate lead-lag 18 study for each of the consolidated rate groups to be consistent with cost causation principles is 19 undem1ined because RUCO's study employed data from a wholly different uti lity, Arizona Water 20 Company, to establish its revenue lag recommendation. 175 To RUCO's argument that cross- 21 subsidization may occur using a single lead-lag study for all the utilities involved in the present matter, 22 the Applicants observe that not only has Staff also used a single lead-lag study, but there is no evidence 23 that cross-subsidization is occurring. 176 24 25 169 Ex. RUCO-6 at 24. 170 Ex. A-29 at 8. 171 Ex. S-8 at 12. 26 172 Staff Rep. Br. at 20. 173 Ex. A-28 at 11. 27 174 Applicants' Cl. Br. at 90. 28 175 Applicants Rep. Br. at 40, citing Ex. A-28 at 9-10. 176 Ex. A-28 at 11. 73 78644 DECISION NO. ____ _ DOCKET NOS. SW-20445A-20-0214, et al. The Applicants also note that other large utilities have longer revenue lag than the Global Water 2 Utilities. 177 Based on testimony that the actual lag is due to the Applicants' attention to customer 3 service in the performance of its billings, 178 the Applicants argue that the lengthier billing cycle avoids 4 billing errors and provides additional time for customers to pay. 5 The Global Water Utilities also argues that RUCO's methodology to perform its lead-lag 6 studies suffers from numerous flaws, including that the numbers in RUCO's calculations do not 7 reconcile with other numbers in RUCO's schedules, RUCO's study is not reflective of all of RUCO's 8 expense adjustments, it includes depreciation expense although depreciation expense is a non-cash 9 expense that should not be reflected in cash working capital, it does not use actual lag-days, 179 and did 10 not make corrective adjustments shortening income tax lag-days after RUCO's witness conceded that 11 the Applicants' 37 lag-days is correct. 180 12 13 d. Resolution We agree with Staff and RUCO that interest expense is ordinarily included in cash working 14 capital. However, we are not persuaded to adopt RUCO's cash working capital because we are 15 concerned that it suffers from multiple issues, including that it fails to correct lag-days for income tax 16 after RUCO acknowledged that the Applicants' lag-day period for income tax is correct and that the 17 numbers within RUCO's analysis do not reconcile with other numbers in RUCO's schedules. 18 We find that Staffs methodology is consistent with ordinary Commission methodology to set 19 the working capital needs and is the most reasonable approach based on the evidence presented and we 20 will adopt it. 3. Accumulated Depreciation 21 22 The Applicants request that the Commission disregard the Staff calculation of accumulated 23 depreciation. In support of its position, the Applicants observe that Staff's calculation of accumulated 24 depreciation inexplicably differs from the Applicants' but Staff cannot identify or reconcile the 25 177 Id. citing EPCOR Water Arizona's 40. 15 revenue lag-days included in its application in Docket No. WS-01303A-20- 26 0177. 178 See e.g. Ex. A-40 at I 6-17; Ex. A-41 at 5-7 (testimony of Mr. Corwin explaining the Applicants' use of quality control 2 7 steps, including bill validations and review of abnormal consumption data which lengthen the time between meter readings and bill mailings). 28 179 Applicants' Cl. Br. at 90-91 , citing Ex. A-28 at 9-11. 180 Applicants' Cl. Br. at 91 , citing Tr. Vol. IX at 1290. 74 DECISION NO. 78644 DOCK.ET NOS. SW-20445A-20-0214, et al. 1 differences. 181 Additionally, Staffs calculation omits relevant plant retirement information in its 2 calculation and relied solely on utility annual reports for data on plant retirements.182 As conceded by 3 Staff witness Mr. Baxter, it cannot be detennined based on what is related in a utility annual report 4 whether, at the time an asset was retired, it was fully depreciated. 183 5 The Applicants raise valid points, and we agree that their calculation of accumulated 6 depreciation is the more reliable one and should be used. F. Long Term Storage Credits 7 8 In addition to the Sustainable Water Surcharge, addressed further in the discussion of rate 9 design below, the Global Water Utilities also request confirmation of the appropriate regulatory 10 treatment for the acquisition and use oflong term storage credits ("L TSC"). L TSCs are created through 11 the purposeful storage of Central Arizona Project ("CAP") surface water, other renewable water 12 resources, or recycled water from wastewater treatment facilities 184 underground for longer than the 13 calendar year in which the credit was created 185 and permit pumping of water from an aquifer. 186 Water 14 withdrawn from underground pursuant to the expenditure of an L TSC is treated as the same type of 15 water that was stored to create the LTSC (i.e. if CAP water was stored to create the LTSC, the 16 withdrawn water is treated as CAP water as well).187 In addition to creating a stored water supply for 17 later withdrawal, LTSCs can also be pledged toward a utility's ADWR Designation of Assured Water 18 Supply for purposes of demonstrating a 100-year water supply. 188 19 RUCO's concerns relating to LTSCs pertained to the potential that they could be recovered 20 through the proposed Sustainable Water Surcharge outside of a rate case.189 That possibility was 21 dispelled at hearing by Mr. Lenderking who explained that the Applicants accept Staffs recommended 22 accounting treatment as a form of Miscellaneous Intangible Plant and will consequently not attempt 23 24 181 Ex. A-29 at 9. 25 182 Tr. Vol. X at 1456. 183 Tr. Vol. X at 1547. 26 184 Ex. A-55 at 14-15. 185 Ex. A.54 at 47. 186 Ex. A-55 at 14. 27 187 Ex. A-54 at 47-48. 188 Id. at 48. 28 189 Ex. RUC0-4 at 31. 75 DECISION NO. 78644 ----- 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 2 1 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. recovery through the proposed surcharge. 190 Staff recommends that LTSCs be accounted for as Miscellaneous Intangible Plant rather than affording them special accounting treatment. Under Staffs recommendation, the LTSC is treated like land, a form of nondepreciating asset, on which the utility can place the asset in rate base and earn a return on it. As LTSCs are created and costs incurred, the utility would track these expenditures on a balance sheet as it would invoices on new plant placed into service. The LTSC account would then be subject to audit in a rate case when proposed for recovery as a part of rate base.191 When the L TSC is used, however, it is instantly fully depreciated. 192 We find Staffs recommendation to be a reasonable approach to addressing the recognition in rates for the creation and expenditure of L TSCs. G. Summary of Rate Base Adjustments Based upon the foregoing discussion, we find that the fair value rate base of each of the utilities and of the consolidated groupings is as summarized in the fo llowing table: Santa Cruz Red Rock (Water) Pinal Water Consolidated Plant $ 11 3,809, 1 08 $6,977,322 $ 120,786.430 Accum. Depree. $(37 31 1,642) $(2,214,953) $(39,526.595) Net Plant $76 497,466 $4,762,369 $81,259,835 Deductions: CIAC $(1 920 591) $(3,017,257) $(4,937,848) AIAC $(35,828,222) $(1,005, 185) $(36,833,407) Meter Deposits $(686 475) $(55,830) $(742,305) ADIT $3, 172,636 $31,327 $3,203,964 Additions: Deferred Tax Assets $67 328 $5,337 $72,665 Working Capital $(206,651) $(8,670) $(215,321) Acquisition Adjustment NIA $114,563 $114,563 Total Rate Base: $41,095,492 $826,654 $41,922,146 Palo Verde Red Rock Pinal Wastewater (Wastewater) Consolidated Plant $146,767 945 $14,300,428 $157,068,373 Accum . Depree. $(41,553,782) $(4,582,723) $(46,136.506) Net Plant $101,214 163 $9,717,704 $110,931,867 Deductions: 190 Tr. Vol V. at 641. 191 Tr. Vol.Vat 706-707. 192 Tr. Vol.Vat 706. 76 D ECISION NO. 78644

2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. CIAC $(1,523,4 l 9) $(6,170,776) $(7,694,194) AIAC $(29,259 099) $(394 890) $(29 ,653 ,990) Meter Deposits $(677,530) NIA $(677,530) ADIT $(1.356,051) $(193,303) $(1,549,354) Additions: Deferred Tax Assets $(1.547,880) $(38, 128) $(1,586 008) Working Capital $(204.251) $(8,544) $(212, 795) Acquisition Adjustment NIA $495,030 $495 030 Total Rate Base: $66.645,933 $3,407,093 $70,053,026 GTWC Eagletail NSWC Plant $7,515,837 $848,233 $2,102,398 Accum. Depree. $(3,619,817) $(102,394) $(781,328) Net Plant $3,896,021 $745,838 $1,321 071 Deductions: CIAC $(349,092) $(150,748) $(1,388,217) AIAC $(1 123,690) $(1 ,785) $(8,567) Meter Deposits $() 3,880) $(3,049) $(8,380) ADIT $120,853 $18,701 $(] I 9,530) Additions: Deferred Tax Assets $73 306 $(44,797) $257,929 Working Capital $(3,996) $(552) $(890) Acquisition Adjustment NIA NIA NIA Total Rate Base: $2.599.521 $563,609 $53,416 Maricopa Water Turner Ranches Consolidated Plant $10 466,468 $5 104 246 Accum. Depree. $( 4,503 548) $(3,593 910) Net Plant $5,962 920 $1,510,336 Deductions: CIAC $(1,888,057) NIA AIAC $(1,134 042) NIA Meter Deoosits $(25,309) NIA ADIT $20,027 $82,516 Additions: Deferred Tax Assets $286,438 $(43,014) Working Capital $(5,438) $(9 318) Acauisition Adjustment NIA $309,731 Total Rate Base: $3,216,539 $1,850,251 V. OPERATING INCOME The Applicants propose the following adjusted test year operating incomes by utility: Utility Test Year Revenue Test Year Test Year Adjusted Operating Expense Operating Income (Loss) Santa Cruz $14,636,521 $12 532 684 $2,103 837 Red Rock (Water) $428,926 $493 895 $(64 968) Pinal County Water* $15,067,619 $13,027,964 $2.039.655 77 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. Palo Verde $19 370,486 $15,057,022 $4,313,_464 Red Rock (Wastewater) $952,465 $851,888 $100,578 Pinal County $20,322,951 $15,908,254 $4,414,697 Wastewater* GTWC $397,713 $562 522 $(164,809) Ea2:letail $52,667 $96,424 $(43,757) NSWC $237 243 $134 293 $102,950 Maricopa County $687,623 $793,108 $(105,484) Water* Turner Ranches $853,397 $846,278 $7 119 * Pinal County Water, Pinal County Wastewater, and Maricopa County Water are not distinct utilities but represent the aggregated values of the revenue and operating incomes of the component utilities within the proposed consolidations for comparison to the utilities when viewed on a standalone basis. No party disputed the test year revenues. The general areas of dispute concerning operating expenses relate to incentive compensation, board and executive compensation, costs of listing stock on exchanges, discontinued contractual expenses, and purchased power/chemicals expense. A. Incentive Compensation The summary of the values of the parties' proposed adjustments to Salaries and Wages Expense corresponding to their respective positions on employee incentives is as follows: Utility Applicants - Final RU CO-Final Staff-Final Santa Cruz $(1 19.908) $(46,462) $(189,520) Red Rock (Water) $(5,662) $(1 ,990) $(8,703) Pinal County Water $(125,570) $(48,452) $(198.223) Palo Verde $(119,676) $(45 865) $(180,587) Red Rock (Wastewater) $(5,453) $(1 ,890) $(8,427) Pinal County Wastewater $(125,129) $(47,775) $(189,014) 1 Y.) GTWC $(3,556) $(895) $(5,931) Eagletail $(509) $(99) $(903) NSWC $(799) $(1 99) ${1 ,319) Maricopa County Water $(4,864) $(1,193) $(6,384) 1 Y 4 Turner Ranches $(6 240) $(2 089) $(8 986) The Global Water Utilities propose to include a portion of their employee incentive compensation program in operating expenses. The incentive compensation program establishes employee performance goals within the categories of safe operations, efficient service, prudent capital 193 Staff s final schedules report that the adjustment for the Pinal County Wastewater consolidated group is $189,290 which does not equate to the sum of the indicated individual adjustments. Ex. S-21, Final Schedule AIi- i i ("Palo Verde Consolidated"). 194 Staffs recommended adjustment to the Maricopa County Water consolidated group omits the adjustment to NSWC in its calculation. Ex. S-21, Final Schedule MCC-12 ("Global Water - Tonopah and Eagle Tail Consolidated"). 78 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-02 l 4, et al. investments, and customer service. Each category is equally weighted at 25% and the Applicants then 2 assigned each category to either a ratepayer or shareholder interest being the primary beneficiary. By 3 their reckoning, only the efficient service category favors shareholder interests more than ratepayers 4 and thus the Applicants propose a 75/25 allocation of incentive program costs between ratepayers and 5 shareholders, respectively. 6 7 RUCO RUCO recommends a 50/50 split of incentive compensation between ratepayers and 8 shareholders. RUCO's position rests on the view that as salaried employees, utility workers should not 9 need extra incentive to perform tasks that are ordinary expectations of a utility worker. 195 However, 10 RUCO acknowledges that performance incentives can produce benefits to ratepayers and that prior 11 Commission Decisions196 have consistently accepted a 50/50 sharing of incentive compensation costs, 12 and so RUCO recommends a 50/50 sharing in the present case. By contrast, RUCO opposes the 13 Applicants' proposed 75/25 split as "lopsided" and warns that it could give rise to a new precedent. 14 15 2. Staff Like RUCO, Staff recommends a 50/50 sharing of non-executive incentive compensation 16 because shareholders and ratepayers benefit from performance-based compensation. According to 17 Staff, the Applicants failed to demonstrate that ratepayers directly benefit more from each of the four 18 performance categories than the utility shareholders. 19 Staff also recommends 100% removal of phantom stock units ("PSU"), a fonn of deferred 20 compensation plan that provides an employee an award based on the value of the employer's stock 21 although no actual stock is awarded to the employee, from employee compensation. According to Staff 22 witness Mr. Ullinger, PSU values are exclusively linked to GWRI's financial results and thus benefit 23 shareholders exclusively. 197 Consequently, Staff believes that it is inappropriate for ratepayers to bear 24 the costs of providing a PSU benefit to employees.198 25 195 Ex. RUCO-4 at 23. 26 196 RUCO Cl. Br. at 30-33, citing Decision Nos. 68487 (February 23, 2006), 7001 I (November 27, 2007), 70360 (May 27, 27 2008), 70665 (December 24, 2008), 71914 (September 30, 2010), 71865 (August 31 , 2010), 74568 (June 20, 2014), and 77147 (April 16, 2019). 197 Ex. S-11 at 28. 28 198 /d_ 79 DECISION NO. _ 7_8_64_4 __ DOCKET NOS. SW-20445A-20-0214, et al. In response to the Applicants' criticism that unreconcilable errors penneated Staffs calculation 2 of the adjustments to remove PS Us from the Employee Wages and Salaries expense, 199 Staff worked 3 with the Global Water Utilities to correct the adjustments. Staff's final schedules reflect the necessary 4 corrections to achieve a I 00% removal of PSU benefit costs.200 5 6 7 3. Global Water Utilities' Response As a compromise with Staff, the Applicants agree to exclude 100% of PS Us. Responding to RUCO's arguments that it has been the consistent Commission practice to use a 8 50/50 sharing of incentive expense, the Applicants point out that some more recent Commission 9 Decisions do not use a 50/50 sharing either. Pointedly, recent rate decisions for Tucson Electric Power 10 and Southwest Gas authorized a 40% disallowance rather than RUCO's recommended 50% 11 disallowance to reflect financial components from those utilities' compensation plans.20 1 12 The Global Water Utilities argue that their proposed allocation of incentive compensation 13 program costs also excludes financial components which are not as directly in the ratepayers ' 14 interest.202 That the remaining categories align with customer centered benefits makes sense because, 15 as Ms. Ellsworth testified, "it's really incentive compensation for our customer service folks, 16 operators."203 Moreover, the deferred portion of the incentive compensation program "can be a great 17 way to retain good employees" particularly in a tight labor market where " [w]e are very much in 18 competition for virtually any position that we try to hire."204 4. Resolution 19 20 We agree with the Global Water Utilities that incentive compensation based solely on financial 21 performance benefits shareholders and not ratepayers. To that end, we find that Staff's 22 recommendation, which the Global Water Utilities accepted, to remove 100% of PSU compensation 23 as it inures solely to the benefit of shareholders, is reasonable and should be adopted. 24 25 We are not persuaded that the categorical metrics employed by the Applicants' incentive 199 Ex. A-29 at 11. 26 200 Tr. Vol. X at 1446. 27 201 Applicants' Rep. Br. at 45 citing Decision Nos. 77850 (December 17, 2020) and 77856 (December 31 , 2020). 202 Tr. Vol. V at 777. 203 Tr. Vol.Vat 773. 28 204 Tr. Vol.Vat 775. 80 DECISION NO. 78644 ---- --

DOCKET NOS. SW-20445A-20-0214, et al. 1 compensation plan achieves such a clearly delineated allocation of benefits between ratepayers and 2 shareholders, however. The Global Water Utilities only recognize efficient service as a category that 3 primarily benefits shareholders while they deem ratepayers to be the primary beneficiaries of strong 4 customer service, safe operations, and prudent capital investments. We disagree. Shareholders also 5 benefit from high performance in these categories. Excellent customer service avoids disputes and 6 improves public good will toward the utility, while safe operations reduce the risk of work injuries and 7 concomitant insurance costs. Further, prudent capital investments benefit the shareholder by ushering 8 more plant into rate base on which returns can be earned. Just so, ratepayers also benefit from efficient 9 service because greater efficiency translates into lower operating costs that must be recovered in utility IO rates. 11 Testifying for the Global Water Utilities, Ms. Ellsworth explained the Applicants' view that for 12 purposes of allocating perfonnance incentive compensation costs, ratepayers are the primary 13 beneficiary when the benefit obtained from the incentive "is good specifically for customers."205 When 14 asked to clarify the allocation of benefit between shareholders and ratepayers for each program 15 category, however, Ms. Ellsworth admitted that shareholders benefit from good worker performance 16 in each of the program categories. 206 17 For these reasons, we agree with RUCO's and Staffs position that a 50/50 sharing of 18 nonexecutive incentive compensation is reasonable. Accordingly, we adopt Staff's recommended 19 adjustments to Salary and Wages expense. B. Board of Director Compensation 20 21 According to the Applicants, as a publicly traded company, GWRI is required to have a board 22 of directors. 207 As such, the costs of compensating its board of directors are a necessary cost of doing 23 business that should be recoverable from ratepayers. The compensation of GWRl 's board includes 24 direct cash compensation as well as deferred compensation in the form of Deferred Stock Units 25 26 27 205 Tr. Vol.Vat 733. 206 Id. at 741. 28 207 Tr. Vol. VI at 824. 81 DECISION NO. 78644 ------ DOCKET NOS. SW-20445A-20-0214, et al. ("DSU"),208 a combination of deferred compensation and full value phantom shares whereby a director 2 may elect to defer a portion of their cash compensation to a later date and the deferral dollars are 3 credited with PSUs.209 4 The Global Water Utilities propose to exclude 50% of director compensation related to 5 DSUs,210 which includes 50% of the gain or loss on DSUs. 6 1. Staff 7 Staff recommends a 50% disallowance of board compensation (both cash211 and DSU). 8 Additionally, because DSU future values are related to stock values, and are thus linked to GWRI's 9 financial results, Staff believes that it is inappropriate to have ratepayers support the costs of the DSU 10 liability and thus recommends a 100% disallowance of the unrealized change in DSU liability as 11 well.212 12 2. RUCO 13 Consistent with its position on employee incentive compensation, RUCO recommends a 50/50 14 sharing of the expense between ratepayers and shareholders.213 As an example of the reasonableness 15 of its recommendation, RUCO notes that York Water Company, which RUCO selected as the most 16 similar to GWRI among multiple utilities GWRI cited in its SEC Form 14A filings as comparable in 17 setting base salaries,214 spends less than half what the Applicants originally requested for the 18 compensation of its board of directors.215 Although it acknowledges that the Applicants have made 19 concessions reducing the requested amount of director compensation, RUCO also points out that the 20 208 In the joint issues matrix and in their Closing Brief, the Applicants, refer to their position as a removal of 50% of the 21 cost of Deferred Phantom Units ("DPU") rather than DSU. Applicants Cl. Br. at I 12-113. In pre-filed testin10ny, Applicants' witnesses describe the associated adjustment to director compensation using DSU and DPU interchangeably. 22 See e.g. Ex. A-28 at 14-15; Ex. A-33 at 14; Applicants' Final Schedules, Schedule C-2.7. DPU are a variation on a DSU with additional characteristics specific to directors, such as a requirement to bold a set amount of DPUs which cannot be 23 redeemed until the person ceases to be a director. Ex. RUCO-1 8, attached Data Response to RUCO 4.06(a); Tr. Vol. VI at 822-823. 24 209 Ex. S-11 at 30. 210 Ex. A-28 at 14-15. 25 211 Although Staff recommends a 50% deduction of cash compensation for board members, Staff applies the entirety of its recommended adjustment to Miscellaneous Expense rather than dividing it between Salaries and Wages and Miscellaneous 26 Expense. See e.g., Ex. S- 10, attached Surrebuttal Schedule MCC-14b ("Global Water-Red Rock Utilities - Water Division") detailing Operating Adjustment No. 4 - Miscellaneous Expense to remove "( I ) board compensation - Cash and DFUs (sic)" 212 Ex. S-11 at 30. 27 213 Ex. RUCO-4 at 13-14. 214 Ex. RUCO-4 at 3. 28 21s Id. 82 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. final requested expense for board compensation remains more than 25% higher than York Water Company's.216 3. Global Water Utilities' Response The Global Water Utilities response criticizes RUCO's reliance on the single data point of York Water Company, a 200-year-old utility, for comparison purposes. Noting that RUCO's witness Mr. Michlik did not refute that there could be differences in the difficulty of operating a utility with an older, static service territory compared to a newer utility with a high growth service territory, the Applicants assert that evidence in the record demonstrates their board compensation level is reasonable. 4. Resolution The summary of the values for the competing director compensation adjustments to Salaries and Wages Expense (Applicants) and Miscellaneous Expense (RUCO and Staff) proposed by the parties is as follows: Utility Applicants - Final RU CO-Final Staff-Final Santa Cruz $(83,138) $(190.534) $(275,638) Red Rock (Water) $(3,560) $(8,160) $(13,756) Pinal County Water $(86.698) $(198,694) $(289.394)217 Palo Verde $(82,069) $(188,086) $(272,236) Red Rock (Wastewater) $(3,382) $(7,752) $(11 ,790) Pinal County Wastewater $(85,452) $(195,838) $(284,026)2 l!S GTWC $(1 602) $(3 672) $(5 562) Eagletail $(178) $(408) $(722) NSWC $(356) $(816) $(852) Maricopa County $(2,136) $(4,896) $(7,136)219 Water Turner Ranches $(3,739) $(8,568) $(13,081) As with employee incentive compensation, we agree with Staff that the cost of incenting conduct that benefits shareholders should fall on shareholders. DSU future values are based on stock 216 Id at 13. 2 17 The consolidated adjustment to Misc. Expense for Staffs director compensation adjustments provided in Staffs Final Schedules, AIi- i i ("Santa Cruz Consolidated") was $315,657 which does not arithmetically equal the sum of the individual adjustments between the systems composing the Pinal County Water consolidated group. 2 18 The consolidated adjustment to Misc. Expense for Staffs director compensation adjustments provided in Staffs Final Schedules, AIi- ii ("Palo Verde Consolidated") was $308,604 which does not arithmetically equal the sum of the individual adjustments between the systems composing the Pinal County Wastewater consolidated group. 2 19 The consolidated adjustment to Misc. Expense for Staffs director compensation adjustments provided in Staffs Final Schedules, MCC-11 ("Global Water - Tonopah and Eagle Tail Consolidated") was $6,284 based only on GTWC and Eagletail. 83 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. values and are thus linked to GWRI's future financial performance.22° For that reason, we agree with 2 Staff that 100% of DSUs' unrealized gains should be removed. 3 Neither RUCO nor Staff argues that compensating a board of directors is an inappropriate 4 expense to be recovered from ratepayers. We agree that having a board of directors is a cost of doing 5 business as a publicly traded company. The benefits noted by the Applicants from being listed on a 6 major stock exchange, such as refinancing debt, reducing interest rates by 200 basis points, raising $37 7 million in new equity, and establ ishing a platform to raise add itional capital at favorable rates when 8 needed,221 require GWRI to have a board of directors. Because it is a cost of doing business for which 9 there is insufficient evidence demonstrating it primarily benefits ratepayers or shareholders, we find 10 that Staff and RUCO's recommendation of a 50/50 sharing is reasonable. For that reason, we adopt 11 Staff's recommended adjustment removing 50% of board cash and DSU compensation and disallowing 12 100% of unrealized gain on DSUs from Miscellaneous expense. C. Named Executive Officer Compensation 13 14 RUCO recommends various adjustments to the salaries of Named Executive Officers (''NEO") 15 based on its contention that the compensation for NEOs, specifically Mr. Fleming and Mr. Liebman, 16 is excessive in comparison to other water utilities across the industry.222 RUCO undertook its own 17 analysis of NEO compensation using four utilities cited by GWRI in its Securities Exchange 18 Conunission Schedule 14A filings, York Water Company, Artesian Resources Corp., SJW Group, and I 9 Middlesex Water Co., as representative in size and of the types of utilities the Applicants compete with 20 for talent.223 RUCO contends that the several of the referenced comparable utilities are not 21 representative because they are have larger market cap sizes and some are multi-state utilities with 22 consequently more complex operational considerations than the Applicants. 23 RUCO acknowledges that the Applicants have already made adjustments m the original 24 application to reduce the compensation levels for Mr. Fleming and Mr. Liebman. Based on its analysis 25 finding York Water Company to be most comparable to the Applicants, RUCO recommends reducing 26 220 Ex. S-11 at 31. 27 221 Applicants Cl. Br. at 113. 222 Ex. RUC0-2 at 15-16. 28 223 Ex. RUC0-4 at 2. 84 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. Salaries and Wages expense by $203,406 as a further adjustment to NEO compensation from the 2 reductions the Applicants have already made. RUCO has reviewed Staff's recommendations relating 3 to incentive compensation and is not opposed to removal of all executive compensation related to PSU s, 4 DSUs, and unrealized gains on PSUs as Staff recommends. 5 Distributed among the Applicants, RUCO's recommendation would make the following 6 adjustments to the Salaries and Wages expense as follows: 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 Utility RUCO-Final Santa Cruz $(95,005) Red Rock (Water) $(4.069) Pinal County $(99,074) Water Palo Verde $(93,784) Red Rock (Wastewater) $(3 865) Pinal County $(97,649) Wastewater GTWC $(1,831) Eagletail $(203) NSWC $(407) Maricopa County $(2,441) Water Turner Ranches $(4 272) In response to RUCO, the Applicants note that they have already made extensive adjustments that directly reduce NEO compensation expense. These include 100% removal of Chief Strategy Officer compensation, removal of 100% of the employee stock option program expense, removing 50% of NEO cash bonuses, excluding 100% of PS Us, and the removal of 50% of stock appreciation rights expense. 224 Combined, these adjustments place 40% of NEO compensation on shareholders with ratepayers bearing 60%.225 The Applicants criticize the analysis RUCO perfonned as overly reliant on limited data points, including websites with computer-generated analyses. As alluded to in RUCO's acknowledgement of the acceptability of Staffs recommendations related to executive incentive compensation,226 RUCO's adjustment to NEO compensation achieves by separate means what is largely already addressed by Staffs recommended adjustments. As we have already found Staff's adjustments reasonable and have adopted them, RUCO's additional adjustments 27 224 Ex. A-48 at 17; Ex. RUCO-20. 28 225 Applicants' Cl. Br. at 108, citing RUCO-20. 226 RUCO Cl. Br. at 28. 85 DECISION NO. 78644 ----- DOCKET NOS. SW-20445A-20-0214, et al. to NEO compensation are unnecessary and have already been addressed through other adjustments and 2 we decline to adopt them. 3 4 D. Listing Costs As a publicly traded company, GWRI is listed on the NASDAQ stock exchange as well as the 5 Toronto Stock Exchange. Pointing to benefits such as interest savings that were realized through the 6 NASDAQ initial public offering, which allowed refinancing of outstanding debt,227 as well as paying 7 off debt and raising equity to fund capital improvements, the Global Water Utilities argue that the fees 8 to remain listed on these exchanges are a valid business expenses that are reasonably recovered from 9 ratepayers. 10 11 1. RUCO RUCO recommends adjusting Miscellaneous Expense to reduce NASDAQ listing costs by half 12 and eliminating expenses related to listing on the Toronto Stock Exchange. According to RUCO, 13 Arizona ratepayers derive no benefit from their utility being listed on a foreign country's stock 14 exchange. By contrast, RUCO observes that the Applicants have benefited from GWRl being a 15 publicly traded company as evidenced by its increased dividends and ability to pay special dividends.228 16 In the same vein as prior Commission detenninations229 , RUCO contends that these costs amount to 17 investor relations and should thus be shared between ratepayers and shareholders rather than being 18 entirely the responsibility of ratepayers. 19 20 21 22 23 24 25 26 2. Staff Staff expressed no position on the issue but did not make any adjustment to remove the Applicants' proposed listing costs from operating expense, effectively agreeing with the Applicants. 3. Global Water Utilities' Response The Global Water Utilities argue that ratepayers have benefited extensively from listing GWRI on NASDAQ. As testified to by Mr. Liebman, the benefits include access to capital to fund infrastructure investments and the acquisition of nonviable utilities, and listing on NASDAQ has 27 227 Ex. A-32 at IO; Tr. Vol. VI at 824. 228 Tr. Vol. VIII at 1160. 229 See e.g. Id. Testimony of Mr. Michlik citing Decision No. 72026 (December I 0, 2010) {Litchfield Park Service Company 28 rate case) pages 40-50. 78644 86 DECISION NO. ----- DOCKET NOS. SW-20445A-20-0214, et al. produced $2.3 million in annual interest savings because the Applicants' prior debt had a 'no call' 2 provision subject only to the exception if GWRI went public on a US stock exchange. 230 Moreover, it 3 can be reasonably anticipated that debt costs will continue to be lower than for private companies.23 1 4 Speaking directly to RUCO's criticism of the Toronto Stock Exchange as a foreign stock 5 exchange, the Global Water Utilities assert that support from existing Canadian investors was necessary 6 to authorize listing on NASDAQ and the listing provides access to an additional pool of investors. 7 8 4. Resolution We agree with the Applicants that listing GWRI on NASDAQ and the Toronto Stock 9 Exchanges are a reasonable cost of doing utility business and has provided benefits to ratepayers. IO Examining the portion of Decision No. 72026 excerpted as Ex. RUCO-31, it is apparent that the parsing 11 and allocation of costs ordered by the Conunission in that case was due to the intermingled nature of 12 multiple regulated and unregulated entities employing common assets and incurring conunon expenses. 13 14 15 16 17 18 19 20 21 Although we agree, as a general proposition, that a shared services model may provide economies of scale that result in more efficient operations, the common expenses that are incurred and allocated to regulated utility companies must provide a clearly defined ben~fit to customers to be considered reasonably necessary for the provision of service . . .. As Mr. Michlik points out, the central office costs are related primarily to [Litchfield Park Service Company's ultimate parent]'s function as a holding company that controls both regulated and unregulated businesses. Given the corporate structure that exists, with a series of subsidiaries and affiliated companies, we believe that the central office expenses are intermingled between the regulated and unregulated companies to such an extent that it is not appropriate to allow an across-the-board recognition of all such expenses for purposes of setting rates.232 The intermingling between regulated and unregulated entities observed in Decision No. 72026 is not present in the circumstances of this case. Although at one time, unregulated affiliates were 22 among the common subsidiaries of the Applicants ' parent, presently all GWRl's subsidiaries are 23 regulated public utilities.233 Consequently, we decline to adopt RUCO's recommended sharing of 24 listing costs. 25 26 27 230 Ex. A-32 at 8. 231 id at 11. 232 Decision No. 72026 at 47-48. 28 233 Tr. Vol. VI at 842. 87 DECISION NO. 78644 ------ 1 2 DOCKET NOS. SW-20445A-20-0214, et al. E. Discontinued Contractual Expenses Staff recommended adjusting the Contractual Services expense for Red Rock (Wastewater) to 3 reflect that a contracted operations and maintenance services provider, Inframark, which had been 4 under contract to Red Rock's prior ownership was tem1inated in 2019. As the services are now being 5 provided by in-house personnel, Staff removed the contract expense as a non-recurring expense.234 6 Staff's recommended adjustment removes $ I 3,134 from Contractual Services-Other for Red Rock 7 (Wastewater). 8 9 10 11 ]. RUCO RUCO did not take a position on the Staff recommended adjustment. 2. Global Water Utilities' Response The Global Water Utilities oppose Staffs adjustment on the basis that even though lnframark's 12 contract has been terminated, the work is still being done using Red Rock personnel and that 13 corresponding adjustments to salary and wage expense have not been made. 235 Although the 14 Applicants concede that the expense is small , it runs counter to efforts toward rehabilitating an acquired 15 utility.236 16 17 18 19 20 21 22 23 24 25 26 3. Resolution We agree with the Global Water Utilities that there is a cost to provide these services using in house personnel now that the Inframark contract has been tenninated. However, an appropriate adjustment to Salaries and Wage expense was not proposed on a pro-forma basis to provide a reasonable basis to recognize it. Applicants were aware of the Staff recommendation at the rebuttal stage and could have proposed a pro-forma adjustment to Salaries and Wage expense for any new employees hired to assume the duties previously filled by the Inframark contractors. The Applicants have failed to meet their burden to demonstrate that the contract rate is a reasonable proxy for an appropriate Salaries and Wages expense adjustment. Absent a properly supported pro-forma adjustment, Staffs adjustment is proper and appropriate and should be adopted. 27 234 Ex. S-8 at 26-27. m Ex. A-40 at 12. 28 236 Id. 88 DECISION NO. 78644

1 2 DOCKET NOS. SW-20445A-20-0214, et al. F. Purchased Power / Purchased Chemicals Expense Staff recommends adjusting the Purchased Power expenses for GTWC and Eagletail and 3 Chemicals expense for GTWC to reflect the high water loss rates experienced in those systems. 4 According to Staff, the cost of purchased power to pump and chemicals to treat water that is lost is not 5 a benefit to ratepayers.237 Staff recommends decreasing GTWC's Purchased Power expense by $684, 6 from $22,938 to $22,254 and reducing GTWC's Chemicals cost $594, from $19,910 to $19,316.238 7 Staff recommends reducing Eagletail 's Purchased Power expense by $2,569, from $11,997 to 8 $9,428.239 Viewing Eagletail and GTWC as part of the consolidated Maricopa County Water utilities, 9 Staff adjusted the operating expenses of the Maricopa County Water consolidation reducing Purchased 10 Power by $3,253, from $34,935 to $31,682 and reducing Chemicals by $594, from $19,910 to 11 $19,316.240 12 RUCO did not take a position regarding Staffs adjustments. 13 The Global Water Utilities did not address Staffs adjustments in briefing nor in pre-filed 14 testimony but Staffs adjustments do not appear in Applicants' final schedules, and a dispute is noted 15 in the pre-hearing issues matrix describing Staffs proposed adjustments as inappropriate for troubled 16 systems that have been acquired. Because GTWC is not a recently acquired utility, we infer that 17 Applicants' comments refer solely to the adjustment made to Eagletail's Purchased Power expenses. 18 Staff is correct that expenses incurred to treat and pump water that is ultimately wasted are a 19 disservice to ratepayers and should be discouraged. However, the present matter is the first rate case 20 for Eagletail after its acquisition by GWRI. While the expectation is that water loss should remain 21 below 10 percent, in cases of utilities experiencing water losses greater than 10 percent, we have 22 generally required the formulation of a plan as to how the affected utility intends to address the issue 23 before adopting more stringent measures. 24 1 In consideration of the short time that Eagletail has had 24 to address its water loss issues, we believe that the more appropriate course at this time is to require 25 26 237 Ex. S-8 at 37, 40-41. 238 Ex. S-21 Final Schedule MCC-14d ("Global Water - Greater Tonopah Water, Inc.") 239 Ex. S-21 , Final Schedule MCC-14d ("Global Water - Eagletail Water Company") 27 240 Ex. S-21 , Final Schedule MCC- 14d ("Global Water - Tonopah and Eagle Tail Consolidated") 28 241 See e.g., Decision No. 77179 (May 15, 2019) requiring Payson Water Company to develop plans to remedy water loss for two water systems experiencing water loss rates of27 and 40 percent. 89 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al monitoring of water loss and development of a plan to address it if the condition persists. G. Summary of Adjusted Test Year Operating Revenues and Expenses The following adjustments to the Applicants' operating expenses for the stated operatin g incomes based on test year revenues, by utility are summarized as follows: Utility Salaries and Contractual TY Adjusted TY Adjusted TY Wages Services Revenues Operating Operating Adjustment* Ad_justment Expense Income/(Loss) Santa Cruz $(139,166) $14,636,521 $12,415,998 $2 220 523 Red Rock $(6,486) $428,926 $488,588 $(59,661) (Water) Pinal County $(145,652) $15,065,448 $12,904,586 $2,160,862 Water Palo Verde $(124,215) $ 19,370,486 $14,964,591 $4,405,540 Red Rock $(5,640) $(13,134) $952,465 $837,820 $114,645 (Wastewater) Pinal County $(129,855) $(13,134) $20,322,951 $15,802,411 $4,520,540 Wastewater GTWC $(3 644) $397,713 $559,802 $(162,089) Eagletail $(519) $52,667 $96 037 $(43,370) NSWC $(811) $237,243 $133,688 $103,555 Maricopa $(4,974) $687,623 $788,527 $(101 ,903) Countv Water Turner Ranches $(6 447) $853,397 $810,905 $42.492 • The adjustments presented as Salaries and Wages adjustments combine the recommended adjustments for incentive compensation and board member compensation made to Salaries and Wages as well as Miscellaneous expense that have been adopted. VI. COST OF CAPITAL A. Capital Structure and Cost of Debt 1. The Global Water Utilities Applicants originally proposed to use individual capital structures for each of the utilitie s involved in the proceeding. To reduce issues in contention, they accepted as their final position, th e hypothetical capital structure composed of 45% debt to 55% equity, as recommended by Staff.242 Th e Global Water Utilities' proposed cost of debt is 4.80%. 2. RUCO RUCO recommends a hypothetical capital structure of 60% debt to 40% equity.243 RUCO' s recommended cost of debt is 4.80%. 242 Ex. A-28 at 24-25. 243 Ex. RUC0-11 at 2. 90 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. RUCO argues that the over-representation of equity in the Applicants' proposed capital 2 structure rewards the continued lack of progress toward improving the actual equity ratio. RUCO cites 3 prior Commission Decisions for the Global Water Utilities244 for the proposition that the Commission 4 has previously ordered Applicants to improve the lack of equity in their capital structures to at least 5 30%. Additionally, RUCO asserts that Applicants ' dividend policy and high concentration of 6 ownership245 , matters RUCO acknowledges are entirely subject to Applicants' prerogative, have 7 contributed to perpetuating Applicants' low actual equity balance.246 8 In support of its hypothetical capital structure recommendation, RUCO explains that a 60% 9 debt to 40% equity ratio reduces the impact of higher cost equity on ratepayers and that a 60/40 to 10 40/60 debt to equity ratio has historically been favored by the Commission as a ''balanced capital 11 structure".247 3. Staff 12 13 Staff also recommends the use of a hypothetical capital structure of 45% debt to 55% equity248 14 and a cost of debt of 4.80%. Staff noted numerous deficiencies in the methodology the Global Water 15 Utilities used to derive individual capital structures for the separate utilities. Although Staff noted that I 6 the Global Water Utilities have improved their actual equity since their last rate case, the combined 17 total equity the Applicants proposed in the applications for all of the utilities equaled more than $14 7 18 million, more than six times the actual total equity of GWRI. 249 The overstated equity in the I 9 Applicants' original proposal concerned Staff because GWRI is comprised almost entirely of the 20 Global Water Utilities and as such, the earned return on equity for GWRI would greatly exceed that of 21 the Global Water Utilities despite being essentially the same entities.250 Staff also took issue with the 22 retention of all utility debt at the parent-GWRI level. Due to the separate dispute relating to the debt- 23 financed Southwest Treatment Plant, Staff viewed the originally proposed individual capital structures 24 25 244 Decision Nos. 72730 (January 6, 2012) and 77121 (March 13, 2019) 245 RUCO notes that 49 .3% of all common stock is owned by the eight directors and executive officers. Ex, RUCO- IO at 26 39. 246 Ex. RUCO-11 at l 0. 27 247 Ex. RUCO-10 at 25. 248 Ex. S-4 at 3. 249 Ex. S-3 at 23. 28 250 Id. at 24. 91 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. as problematic. 251 2 Instead, Staff recommends the adoption of a hypothetical capital structure of 55% equity and 3 45% debt for all the Global Water Utilities. Staff based its recommendation on an average of the capital 4 structure ratios of the proxy group utilities used in Staffs analysis ofretum on equity.252 5 6 4. The Global Water Utilities' Response Applicants argue that a 55% equity, 45% debt hypothetical capital structure is consistent with 7 the capital structure of the comparison companies Staff witness Mr. Parcell used to develop the capital 8 structure recommendation and is also consistent with recent Commission orders and methods used to 9 establish the capital structures for the Global Water Utilities in prior rate cases.253 Responding to l O RUCO's argument of inconsistency with prior Commission orders on the issue, Applicants point out 11 that in the past two Global Water Utilities' rate cases, the Commission imputed parent debt from GWRI 12 into the capital structure. Applicants further assert that RUCO mistakes the aim of Decision No. 77121 , 13 elevating the equity reporting requirement into a target for use in a future rate case. As for improving 14 the equity balance, Applicants cite Staffs testimony to confirm that GWRJ has improved its equity as 15 required by the Commission.254 16 Applicants also dispute RUCO's arguments concerning the connection of ownership 17 concentration and dividend payments to capital structures. Pointing out that RUCO's witness Mr. 18 Cassidy acknowledged that there is no suggestion of misconduct by officers and directors, Applicants 19 contend that there is no conflict presented because the Commission ordered the Global Water Utilities 20 to improve their equity ratio and they have done so. Further, the Global Water Utilities assert that there 21 is no evidence to the effect that the dividend payments are excessive or out of line with the sample 22 companies in the comparison group on which the hypothetical capital structure was based. 23 The Global Water Utilities also dismiss the applicability of various cases cited by RUCO 24 witness Mr. Cassidy at hearing255 in support of a 40/60 equity to debt capital structure as antiquated 25 251 Id. 26 252 Id. at 26. 253 Applicants' Op. Br. 74-82. 254 Applicants' Rep Br. at 29, citing Ex. S-3 at 20. 27 255 Ex. RUCO-21 (excerpt from Decision No. 64172 (October 30, 2001) Southwest Gas Corp. rate case), RUCO-22 (excerpt 28 from Decision No. 68487 (February 23, 2006) Southwest Gas Corp. rate case), and RUCO-23 (excerpt from Decision No. 59594 (March 29, 1996) Tucson Electric Power rate case). 92 78644 DECISION NO. ____ _

2 3 DOCKET NOS. SW-20445A-20-0214, et al. and for gas and electric utilities that are inherently different from water and wastewater utilities. 5. Resolution In contrast to more typical cases that center on the cost of equity determination, the capital 4 structure is the most contested cost of capital dispute here. No party is recommending using the Global 5 Water Utilities' actual capital structure, which RUCO calculated to be 35.32% debt to 64.68% 6 equity.256 7 The 55% equity to 45% debt capital structure was originally recommended by Staff and was 8 adopted as the Global Water Utilities' final position. As observed by Staff witness Mr. Parcell, the 9 Applicants' actual combined equity of $147,882,000 exceeds the $24,672,000 equity balance of the IO parent, GWRI.257 This discrepancy would produce the incongruous outcome that a cost of equity 11 earned on utility level equity would produce returns higher than on the equity of the utilities' parent, 12 which should logically be virtually the same.258 Further, Applicants' original proposal to allocate 13 parent-level debt to the individual utilities was complicated by the treatment of the $33 million debt 14 associated with the Southwest Treatment Plant. 259 15 RUCO is correct that a 40 to 60 ratio has often been used as a gauge to establish a balanced 16 capital structure that provides ratepayers with the benefit of lower cost debt capital while retaining the 17 flexibility of higher cost equity capital. However, that ratio applies in both directions, which is to say 18 that a 60% debt to 40% equity ratio meets the criteria as well as a 40% debt to 60% equity capital 19 structure, which RUCO concedes. 260 Staffs recommended hypothetical capital structure, adopted by 20 the Applicants, also meets this criterion to be considered a balanced capital structure. 21 We appreciate the concerns voiced by RUCO that increased equity in a capital structure will, 22 when equity costs more than debt, result in higher overall rates. However, increasing the Applicants' 23 equity balance has been a goal of the Commission over the course of multiple cases. It is also a fact in 24 this case that one of the causes for the increased proportion of equity is that debt associated with the 25 26 256 Ex. RUCO-10 at 20. 257 Ex. S-3 at 22-23. 25s Id. 27 259 id. at 24. 28 260 See e.g., Tr. Vol. VI at 949 (testimony of Mr. Cassidy on behalf of RUCO explaining that a debt component from 40% to 60% and corresponding equity component of 60% to 40% would is a balanced capital structure.) 93 DECISION NO. _ 78_6_4_4 __ DOCKET NOS. SW-20445A-20-0214, et al. Southwest Treatment Plant has been wholly removed from consideration, thereby removing a cost that 2 ratepayers would have been bearing. That the Southwest Treatment Plant is not immediately used and 3 useful does not alter that conclusion - if the plant cannot be considered for rate base purposes, 4 consistency demands that associated debt capital must also be removed from consideration, even if it 5 inflates the proportion of equity. 6 We are also not persuaded by RUCO's invitation to consider the Applicants' dividend policy 7 nor the degree of ownership concentration in deten11ining an appropriate capital structure to be 8 employed here. As noted by Applicants, RUCO provides no citation to a specific analysis, authority, 9 or learned study demonstrating either condition influences equity balance in a capital structure. Staffs recommended capital structure, while based on a comparison to a group of other 11 companies, not only satisfies the criterion for a balanced capital structure, but it is also more closely 12 aligned with the Global Water Utilities' actual capital structure of 35.32% debt to 64.68% equity. By 13 contrast, RUCO's debt heavy capital structure is almost the precise inverse to the Applicants' actual 14 capital structure. Against these facts, we believe the Staff recommended hypothetical capital structure 15 of 55% equity to 45% debt, which still generates savings to ratepayers by increasing the debt proportion 16 beyond the actual debt ratio, is reasonable, appropriate, and should be adopted. 17 18 19 B. Cost of Equity 1. Global Water Utilities In the application, Applicants proposed a Return on Equity ("ROE") of 9.94% to which the 20 Global Water Utilities also added a 50-basis point adjustment to reflect their proposed utility 21 acquisition incentive for a final Cost of Equity of 10.44%. The Applicants' witness, Mr. Rowell, 22 calculated his ROE using a Comparable Earnings analysis as well as three iterations of the Discounted 23 Cash Flow model ("DCF"), the Capital Asset Pricing Model ("CAPM") and a Risk Premium model. 24 Mr. Rowell performed CAPM and Risk Premium analyses using a market risk premium 25 calculated based on the difference between the average performance of large and small stock from 26 1989-2019 against long-term, intermediate term, and short-term (treasuries) US Government bonds 27 28 94 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. over the same time period.26 1 Using the DCF, Mr. Rowell ran a multi-stage variant, as well as 2 continuous growth models using the Annual Compounding and Semi-Annual Compounding 3 variants.262 The various models produced a range of estimated ROEs from 7.85% to 12.95%. The 4 average of all models came to 9.94%.263 5 However, the Global Water Utilities, " in an effort to reduce the issues in dispute" proposed in 6 their Rebuttal Testimony to adopt the Staff recommended ROE of9.2%, excluding their requested 30- 7 basis point ROE adder to incent utility acquisitions.264 8 9 1. RUCO RUCO recommends an ROE of 9.28% based on RUCO's use of the continuous growth DCF, IO CAPM, and Comparable Earnings methodologies that produced a range of results from 6.4% to 11. 7%. 11 RUCO notes that because the Staff recommended ROE that the Applicants have adopted is lower and 12 would produce lower rates for ratepayers, RUCO supports the adoption of a 9.2% ROE.265 2. Staff 13 14 Staff recommends an ROE of9.2% that is also based on an average of the results derived from 15 DCF, CAPM, and Comparable Earnings methodologies that produced a range of results from 6.6% to 16 10.0%. 266 17 3. Resolution 18 Staff's recommended ROE of 9.2% is a reasonable approximation of the Applicants' cost of 19 20 21 equity, is appropriate and should be adopted. C. Weighted Average Cost of Capital Based upon our conclusions above, we find that the Global Water Utilities' capital structure, 22 cost of debt, and weighted average cost of capital ("W ACC") which is the rate of return to be applied 23 24 25 to the fair value rate base are as follows: 26 261 Ex. A-27 at 48-50. 262 Ex. A-27 at 39. 27 263 Ex. A-27 at 60. 264 Ex. A-28 at 24. 265 RUCO Cl. Br. at 9. 28 266 Ex. S-3 at 4. 95 DECISION NO. 78644 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. Description Percent Cost Rate Weighted Cost Common Equity 55% 9.20% 5.06% Long-Term Debt 45% 4.80% 2.16% WACC 100% 7.22% D. Operating Margin 1. Global Water Utilities In contrast to the proposed return on rate base methodology to establish the revenue requirement for most of the utilities involved in the Joint Applications, Applicants propose to establish the revenue requirement for NSWC using an operating margin of 43.39%. Due to the highly depreciated rate base within the NSWC, the test year revenues arithmetically produce the equivalent to a 190.16% return on rate base. a. Consolidated Scenario If the Maricopa County Water utilities are revenue-only consolidated, the Global Water Utilities propose to continue NSWC's current rates and revenues, with the consequence that NSWC's revenues will generate the equivalent to a 43.39% operating margin, or a 190.16% return on rate base. However, for Eagletail and GTWC, the Applicants propose to establish their revenue requirements on the basis of a 4% operating margin, and as discussed in the rate design discussion, place the Eagletail and GTWC systems on a common rate structure. The revenue-only consolidation using the Applicants' proposed method for deriving the Maricopa County Water consolidation's revenue requirement, would result in a combined revenue increase of$ I 91,882, or approximately 27.91%, for Eagletail and GTWC, while NSWC's rates would remain unchanged. b. Standalone Scenario If the consolidation proposal is not adopted, the Global Water Utilities propose revenue requirements for Eagletail and GTWC using conventional return on rate base methodology instead, while NSWC alone would have continue to maintain its current rates. For Eagletail, using a 9.2% ROE and the Applicants' proposed 30-basis point ROE adder, the resulting 7.4% weighted average cost of capital would produce an increase of $122,543, or 232.68% over test year revenues of $52,667. For GTWC, using the same 7.4% weighted average cost of capital would produce an increase of $494,556, or 124.35% over test year revenues of $397,713. 96 DECISION NO. 78644 -----

DOCKET NOS. SW-20445A-20-0214, et al. 2. RUCO 2 RUCO supports both the consolidation of GTWC, NSWC, and Eagletail267 as well as 3 employing the Applicants' proposed operating margin approach (i.e., revenue-only consolidation) to 4 set the return for the entirety of the Maricopa County Water consolidation. 5 6 7 3. Staff a. Consolidation Scenario 1 (GTWC and Eagletail Only) Staff does not support the Applicants' proposed revenue-only consolidation of NSWC with 8 Eagletail and GTWC. Staff recommends consolidation of only Eagletail and GTWC whi le NSWC 9 would remain separate.268 Under Staffs consolidation recommendation, Eagletail and GTWC would 10 have a combined revenue requirement established based on a 4% operating margin for an increase of 11 $381,197, or 84.64% over test year revenue of $450,380.269 12 Under Staffs recommendation, NSWC's revenue requirement would be set based on a I 0% 13 operating margin for a decrease of $109,249, or 46.05% from test year revenue of $237,243.270 b. Consolidation Scenario 2 (Full Consolidation) 14 15 Staff does not oppose a full consolidation of the Maricopa County Water utilities where NSWC, 16 Eagletail, and GTWC are placed on a common rate structure rather than retaining NSWC's existing 17 rates as the Global Water Utilities propose.271 Staff did not prepare schedules illustrating the impacts 18 of this scenario. c. Standalone Scenario 19 20 21 If the rates are set on a standalone basis for Eagletail, GTWC, and NSWC, then Staff 22 recommends using an operating margin (of 10.0%)272 only for NSWC. 23 For GTWC, Staff recommends setting rates on the basis of a 9.2% ROE for a resulting in a 24 7 .22% weighted average cost of capital to produce an increase of $328,801 or 82.67% over test year 25 26 267 Ex. RUCO-8 at 3; Tr. Vol. IX at 1325-1326. 268 Tr. Vol. X at 1443. 27 269 Ex. S-21, Final Schedule MCC-1 "Global Water - Tonopah and Eagle Tail Consolidated" 270 Ex. S-21, Final Schedule MCC- 1 "Global Water - Northern Scottsdale Water Company, Inc." 271 Tr. Vol. X at 1460. 28 272 Ex. S-21, Final Schedule MCC- 1 "Global Water - Northern Scottsdale Water Company, Inc." 78644 97 DECISION NO. ___ _ DOCKET NOS. SW-20445A-20-0214, et al. revenue of$397,713.273 2 For Eagletail, Staff also recommends setting rates using return on rate base methodology, and 3 based on a 7.22% rate of return, Staff's recommendation would increase Eagletail's revenue by 4 $105,333 or 200.00% over test year revenue of $52,667.274 5 6 4. Resolution Considered as separate, standalone utilities, it is apparent that the recent influx of substantial 7 plant investments to serve Eagletail and GTWC will produce required revenue increases that will cause 8 substantial rate shock for customers. We are not persuaded that it would be appropriate to retain the 9 current rates for NSWC because, on a standalone basis, it is overeaming. However, the Applicants' 10 proposal to retain NSWC's current rates and instead use the excess income to moderate the necessary 11 rate increases for Eagletail and GTWC, if all three utilities are revenue consolidated, would 12 significantly mitigate the anticipated rate shocks for Eagletail and GTWC. As proposed, the Global 13 Water Utilities' Consolidation Scenario would forego revenues to which they may otherwise be entitled 14 under a strict return on rate base methodology as to Eagletail and GTWC and produce the lowest overall 15 rate increase for the entirety of the Maricopa County Water consolidation. 16 As will be discussed further when addressing the consolidation proposal, we find that the 17 proposed revenue consolidation of the NSWC, GTWC, and Eagletail utilities is in the public interest. 18 It is also apparent on the facts presented that setting the rates for Eagletail and GTWC on a cost of I 9 capital approach will result in substantial rate shock for ratepayers in those systems. Although the 20 current high return earned by NSWC on a standalone basis would warrant a rate reduction for that 21 system, the substantial offsetting mitigation of the necessary rate increases for the Eagletail and GTWC 22 systems, as well as the lack of consumer opposition to the rate proposal by customers of NSWC, 23 persuades us that it is reasonable to retain the current rates, and consequent revenues from NSWC as 24 part of a consolidated whole with GTWC and Eagletai l as described in the Applicants' Consolidation 25 Scenario. 26 27 We find that establishing the revenue requirement for Eagletail and GTWC on the basis of a 273 Ex. S-21 , Final Schedule MCC-1 "Global Water - Greater Tonopah Water Company, Inc" 28 274 Ex. S-21 , Final Schedule MCC-1 "Global Water - Eagletail Water Company" 98 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 4% operating margin, and retaining the existing rates for NSWC, which produces the equivalent to a 2 43.39% operating margin for NSWC, is a reasonable means to mitigate the substantial rate shock that 3 can be anticipated for customers within Eagletail and GTWC if strict return on rate base methodology 4 were employed, and the concomitant loss of offsetting revenues from NSWC to assist with moderating 5 the revenue increase. We therefore adopt the Applicants' Consolidation Scenario proposal. 6 VII. SUMMARY OF REVENUE REQUIREMENT 7 The Applicants, RUCO's, and Staffs proposed revenue requirements and estimated bill 8 impacts are as follows: 9 10 11 12 13 14 A. Pinal County Water 1. Global Water Utilities For Pinal County Water, Applicants propose to increase revenue by $1,491,789 over adjusted test year revenues, or 9.9%, from $15,067,619 to $16,559,408. On a standalone basis, Santa Cruz's revenues would increase $1,318,667, or 9.0%, from $14,636,521 to $15,955,188, and Red Rock (water)'s revenues would increase $173,220, or 40.4%, 15 from $428,926 to $602,147. 16 For the typical Santa Cruz customer on a 5/8 x 3/4-inch meter with median monthly usage of 17 5,000 gallons, Applicants' proposed revenue increase and consolidated rate design, excluding proposed 18 surcharges, would, during the third year of a proposed phase-in, result in a $1.54 or 4.51 % increase 19 from their current monthly bill of $34.18275 to $35. 72. 20 For the typical Red Rock (water) customer on a 5/8 x 3/4-inch meter with median monthly 21 usage of 3,500 gallons, Applicants' proposed revenue increase and consolidated rate design, excluding 22 proposed surcharges, would, in the third year of a proposed phase-in, result in a $0. 78 or 2.34% increase 23 from their current monthly bill of $33.40 to $34.18. 24 2. RUCO 25 For the Pinal County Water consolidation, RUCO recommends increasing revenue by 26 $1,075,656 over adjusted test year revenues, or 7.14%, from $15,067,619 to $16,143,276. 27 28 275 Current bill does not include Tax Credit and Jobs Act ("TCJA") monthly bill credit of $1.12 ratepayers are currently receiving. 99 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. For the typical Santa Cruz customer on a 5/8 x 3/4-inch meter with median monthly usage of 2 5,000 gallons, RUCO's recommended revenue increase and consolidated rate design, excluding 3 proposed surcharges, would result, in the third year of a recommended phase-in, in a $2.08 or 6.09% 4 increase from their current monthly bill of $34.18 to $36.26. 5 For the typical Red Rock (water) customer on a 5/8 x 3/4-inch meter with median monthly 6 usage of 3,500 gallons, RUCO's recommended revenue increase, excluding proposed surcharges, 7 would result in a $0.13 or 0.39% decrease from their current monthly bill of $33.40 to $33.27. 8 3. Staff 9 For Pinal County Water, Staff's recommendation increases revenue by $1,249,027 over 10 adjusted test year revenues, or 8.29%, from $15,067,620 to $16,316,647. 11 On a standalone basis, Staff's recommendation would increase Santa Cruz's revenues 12 $1 ,087,950, or 7.43%, from $14,636,521 to $15,724,472, and Red Rock (Water)'s revenues would 13 increase $142,062, or 33 .12%, from $428,926 to $570,988. 14 For the typical Santa Cruz customer on a 5/8 x 3/4-inch meter with median monthly usage of 15 5,000 gallons, Staff's recommended revenue increase and consolidated rate design, excluding proposed 16 surcharges, would, during the third year of a recommended phase-in, result in a $1.68 or 4.91 % increase 17 from their current monthly bill of $34.18 to $35.86. 18 For the typical Red Rock (water) customer on a 5/8 x 3/4-inch meter with median monthly 19 usage of 3,500 gallons, Staffs recommended revenue increase and consolidated rate design, excluding 20 proposed surcharges, would, during the third year of a recommended phase-in, result in a $3.07 or 21 9.19% increase from their current monthly bill of$33.40 to $36.47. 22 8. Pinal County Wastewater 23 1. Global Water Utilities 24 For Pinal County Wastewater, Applicants propose to increase revenue by $1 ,057,708 over 25 adjusted test year revenues, or 5.2%, from $20,322,951 to $21,380,659. 26 Individually, Palo Verde' s revenues would increase $851 ,010, or 4.39%, from $19,370,486 to 27 $20,221 ,496, and Red Rock (wastewater)'s revenues would increase $207,902, or 21.83%, from 28 100 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. $952,465 to $1,160,367. 2 For the typical Palo Verde customer taking service from a 3/4-inch meter, Applicants' proposed 3 revenue increase and consolidated rate design, excluding proposed surcharges, would, during the third 4 year of a proposed phase-in, result in a $1.73 or 2.49% increase from their current monthly bill of 5 $69.53276 to $71 .26. 6 For the typical Red Rock (wastewater) customer taking service from a 5/8 x 3/4-inch meter, 7 Applicants ' proposed revenue increase and consolidated rate design, excluding proposed surcharges, 8 would, during the third year of a proposed phase-in, result in a $19.13 or 21.16% decrease from their 9 current monthly bill of $90.39 to $71.26. 10 11 2. RUCO For the Pinal County Wastewater consolidation, RUCO recommends decreasing revenue by 12 $454,458 below adjusted test year revenues, or 2.24%, from $20,322,951 to $19,868,493. 13 For the typical Palo Verde customer taking service from a 3/4-inch meter, RUCO's 14 recommended revenue decrease and consolidated rate design, excluding proposed surcharges, would 15 result in a $0.85 or 1.22% increase from their current monthly bill of $69.53 to $70.38. 16 For the typical Red Rock (Wastewater) customer taking service from a 5/8 x 3/4-inch meter, 17 RUCO's proposed revenue decrease and consolidated rate design, excluding proposed surcharges, 18 would result in a $20.01 or 22.14% decrease from their current monthly bill of $90.39 to $70.38. 19 3. Staff 20 For Pinal County Wastewater, Staff's recommendation increases revenue by $399,986 over 21 adjusted test year revenues, or 1.97%, from $20,322,951 to $20,722,937. 22 Individually, Palo Verde's revenues would increase $257,259, or 1.33%, from $19,370,486 to 23 $19,627,745, and Red Rock (Wastewater)'s revenues would increase $165,928, or 17.42%, from 24 $952,465 to $1,118,393. 25 For the typical Palo Verde customer taking service from a 3/4-inch meter, Staff's recommended 26 revenue increase and consolidated rate design, excluding proposed surcharges, would result in a $0.39 27 28 276 Does not include $2.80 TCJA bill credit Palo Verde ratepayers are currently receiving. I 01 DECISION NO. _ 78_6_44 __ DOCKET NOS. SW-20445A-20-0214, et al. or 0.06% decrease from their current monthly bill of$69.53 to $69.14. 2 For the typical Red Rock (Wastewater) customer taking service from a 5/8 x 3/4-inch meter, 3 Staffs proposed revenue increase and consolidated rate design, excluding proposed surcharges, would 4 result in a $21.25 or 23.51 % decrease from their current monthly bill of $90.39 to $69.14. 5 6 7 C. Maricopa County Water 1. Global Water Utilities For Maricopa County Water, Applicants propose to increase revenue by $191,882 over adjusted 8 test year revenues, or 27.9%, from $687,623 to $879,505 pursuant to their Consolidation Scenario 9 discussed further in the rate design section below. 10 If the Commission does not adopt the Applicants' proposed consolidation, they propose a return 11 on rate base methodology to derive the operating incomes of Eagletail and GTWC. If setting revenue 12 requirements individually, using a fair value rate of return of 9.2% plus a 30-basis point ROE adder, 13 Applicants' proposal would increase GTWC's revenues by $494,556, or 124%, from $397,713 to 14 $892,269, Eagletail 's revenues would increase $122,543, or 232%, from $52,667 to $175,210, and 15 NSWC's revenues would remain unchanged from test year revenues of $237,243. 16 With the Applicants' proposed revenue increase and rate consolidation, the typical GTWC 17 customer on a 3/4-inch meter with median monthly usage of 4,500 gallons, excluding proposed 18 surcharges, would see, during the third year of a proposed phase-in, result in a $25.33 or 51.73% 19 increase from their current monthly bill of $48.96277 to $74.29. 20 For the typical Eagletail customer on a 3/4-inch meter with median monthly usage of 3,500 21 gallons, Applicants' proposed revenue increase and consolidated rate design, excluding proposed 22 surcharges, would, during the third year of a proposed phase-in, result in a $2.41 or 3.49% increase 23 from their current monthly bill of $69.08 to $71.49. 24 For the typical NSWC customer on a 1-inch meter with median monthly usage of 12,500 25 gallons, Applicants' proposed retention of current rate design and revenue, excluding proposed 26 surcharges, would result in a $0 or 0% increase from their current monthly bill of $123.76.278 27 277 GTWC customers are also receiving a $3.40 TCJA bill credit that is not shown. 28 278 NSWC customers are also receiving a $4.46 TCJA bill credit that is not shown. 102 DECISION NO. 78644 1 2 DOCKET NOS. SW-20445A-20-0214, et al. 2. RUCO For the Maricopa County Water consolidation, RUCO recommends increasing revenue by 3 $167,144 or 24.31 % over test year revenue from $687,623 to $854,767. 4 For the typical GTWC customer on a 3/4-inch meter with median monthly usage of 4,500 5 gallons, RUCO's recommended revenue increase and consolidated rate design, excluding proposed 6 surcharges, would result in the third year of a recommended phase-in, in a $22.55 or 46.06% increase 7 from their current monthly bill of $48.96 to $71.51. 8 For the typical Eagletail customer on a 3/4-inch meter with median monthly usage of 3,500 9 gallons, RUCO's recommended revenue increase and consolidated rate design, excluding proposed 10 surcharges, would result in the third year of a recommended phase-in, in a $0.29 or 0.04% decrease 11 from their current monthly bill of $69.08 to $68.79. 12 For the typical NSWC customer on a 1-inch meter with median monthly usage of 12,500 13 gallons, RUCO's recommended retention of existing rate design and revenue, excluding proposed 14 surcharges, would result in a $0 or 0% increase from their current monthly bill of $123.76. 15 3. Staff 16 Based on Staffs recommended Consolidation Scenario 1 described in the rate design discussion 17 below, Staff recommends a $109,249 or 46.05% revenue decrease from test year revenues for a 18 reduction from $237,243 to $127,994 for NSWC. For the consolidated GTWC and Eagletail, Staff 19 recommends a $381,197 increase, or 84.64% over test year revenues, from $450,380 to $831,577. 20 If the utilities are not consolidated, on standalone basis, Staff recommends a $109,249 or 21 46.05% revenue decrease from test year revenues for a reduction from $237,243 to $127,994 for 22 NSWC. For GTWC, Staff recommends a $328,801 increase, or 82.67% over test year revenues, from 23 $397,713 to $726,514. For Eagletail , Staff recommends a $105,333 increase, or 200.0% over test year 24 revenues, from $52,667 to $158,000. 25 For the typical GTWC customer on a 3/4-inch meter with median monthly usage of 4,500 26 gallons, Staff's recommended revenue increase and rate consolidation scenario 1 rate design, excluding 27 proposed surcharges, would, during the third year of a recommended phase-in, result in an increase of 28 103 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. $56.45 or 115.3% from their current monthly bill of $48.96 to $105.41. 2 For the typical Eagletail customer on a 3/4-inch meter with median monthly usage of 3,500 3 gallons, Staffs recommended revenue increase and rate consolidation scenario I rate design, excluding 4 proposed surcharges, would, during the third year of a recommended phase-in, result in an increase of 5 $33.11 or 47.9% from their current monthly bill of $69.08 to $102.19. 6 For the typical NSWC customer on a I-inch meter with median monthly usage of 12,500 7 gallons, Staffs recommended revenue decrease and rate design, excluding proposed surcharges, would 8 result in a decrease of $60.96 or 49.26% from their current monthly bill of $123. 76 to $62.80. 9 10 D. Turner Ranches Global Water Utilities 11 For Turner Ranches, Applicants propose a revenue requirement of $1 ,155,802 based on fair 12 value rate of return using a 9 .2% ROE and 30-basis point adder, for an increase of $302,405 over test 13 year revenues of $853,397, or 35.4%. 14 For the typical Turner Ranches irrigation customer on an 8-inch meter with median monthly 15 usage of 1,148,000 gallons, Applicants' proposed revenue increase and rate design, excluding proposed 16 surcharges, would, during the third year of a proposed phase-in, result in an increase of $446. 10 or 17 35.46% from their current monthly bill of $1,258.21 to $1,704.31. 18 For a flat rate residential irrigation customer within Turner Ranches, the Applicants' proposed 19 revenue increase and rate design, excluding proposed surcharges would, during the third year of a 20 proposed phase-in, result in an increase of $9.41 or 35.46% from their current monthly bill of $26.54 21 to $35.95. 22 23 24 25 26 27 28 2. RUCO For Turner Ranches, RUCO recommends a revenue requirement of $930,854, an increase of $77,457, or 9.08% over test year revenues of $853,397. For the typical Turner Ranches irrigation customer on an 8-inch meter with median monthly usage of 1,148,000 gallons, RUCO's recommended revenue increase and rate design, excluding proposed surcharges, would result in the third year of a recommended phase-in, in an increase of 104 DECISION NO. __ 78 _6_ 44 __

2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et a I. $402.49 or 31.99% from their current monthly bill of $1,258.21 to $ 1,660.70. d For a flat rate residential irrigation customer within Turner Ranches, RUCO's recomrnende revenue increase and rate design, excluding proposed surcharges, would result in an increase of $2.4 or 9.08% from their current monthly bill of $26.54 to $28.95. 3. Staff For Turner Ranches, Staff recommends a revenue requirement of $965,341, an increase of $111,944, or 13.12% over test year revenues of $853,397. For the typical Turner Ranches irrigation customer on an 8-inch meter with median month) y d usage of 1,148,000 gallons, Staff's recommended revenue increase and rate design, excluding propose surcharges, would result in the third year of a recommended phase-in, in an increase of$ I 59.59 or 12.68% from their current monthly bill of $1 ,258.21 to $1 ,417.80. d For a flat rate residential irrigation customer within Turner Ranches, RUCO's recomrnende revenue increase and rate design, excluding proposed surcharges, would result in the third year of a recommended phase-in, in an increase of$3.84 or 14.47% from their current monthly bill of$26.54 t 0 $30.38. E. Summary Using Adopted Adjustments Based on our findings above relating to Rate Base, Operating Income, and Cost of Capital, w e determine that the final revenue requirements, by utility and by proposed consolidated rate group, fi or the Applicants are as follows: Utilitv Revenue Requirement Santa Cruz (Standalone) $15,658,075 Red Rock (Water) (Standalone) $592 302 Pinal County Water $16,252,443 Palo Verde (Standalone) $19,927 708 Red Rock (Wastewater) (Standalone) $1 132 664 Pinal County Wastewater $21 059 194 GTWC (Standalone) $882,228 Eagletail (Standalone) $173 272 NSWC (Standalone) $101,215 Maricopa Countv Water $874 076 Turner Ranches $977,738 . . . . . . 105 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0 214, et al. The revenue requirement calculations, by utility on a standalone basis, are as follow s: Santa Cruz Red Rock (Water) FVRB $41,095,492 $826,654 Operating Revenue $14,636,521 $428,926 Operating Income $2,220,523 $(59,661) Current RoR on FVRB 5.40% -7.22% Required RoR on 7.22% 7.22% FVRB Required Operating $2,967,094 $59,684 Income Operating Income $746,572 $119,345 Deficiency Gross Revenue 1.3683 1.3689 Conversion Factor Revenue Requirement $1,021 ,554 $163,376 Increase % Increase in Revenue 6.98% 38.09% Palo Verde Red Rock (Wastewater) FVRB $66,645,933 $3,407,093 Operating Revenue $19,370,486 $952,465 Operating Income $4,405,895 $114,645 Current RoR on FVRB 6.61% 3.36% Required RoR on 7.22% 7.22% FVRB Required Operating $4,813,025 $246,053 Income Operating Income $407,131 $131 ,408 Deficiency Gross Revenue 1.3687 1.3713 Conversion Factor Revenue Requirement $557,222 $180,199 Increase % Increase in Revenue 2.88% 18.92% GTWC NSWC Eagletail FVRB $2,599,521 $53,416 $563,609 Operating Revenue $397,713 $237,243 $52,667 Operating Income $(162,089) $ 103,555 $(43,370) Current RoR on FVRB -6.24% 193.86% -7.70% 106 DECISION NO. 7 8644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0 214, et al. Required RoR on 7.22% 7.22% 7.22% FVRB Required Operating $187,685 $3,858 $40,692 Income Operating Deficiency Income $349,774 $(99,698) $84,062 Gross Revenue 1.3852 1.3644 1.4347 Conversion Factor Revenue Requirement $484,515 $(136,028) $120,605 Increase % Increase in Revenue 121.83% -57.34% 229.00% Turner Ranches FVRB $1,850,25 1 Operating Revenue $853,397 Operating Income $42,492 Current RoR on FVRB 2.30% Required RoR on 7.22% FVRB Required Operating $133,621 Income Operating Income $91,129 Deficiency Gross Revenue 1.3645 Conversion Factor Revenue Requirement $124,341 Increase % Increase in Revenue 14.57% The revenue requirement calculations, by utility on a consolidated basis, are as folio ws: Pinal County Maricopa County Pinal County Water - Water - Wastewater - Consolidated Consolidated Consolidated FVRB $41,922,146 $3,216,539 $70,053,026 Operating Revenue $15,067,619 $687,623 $20,322,951 Operating Income $2,161,646 $(101,772) $4,521,194 Current RoR on FVRB 5.16% -3.17% 6.45% Required RoR on 7.22% NIA 7.22% FVRB Required Operating NIA 4.0% NIA Margin Required Operating $3,027,527 $34,963 $5,059,078 Income Operating Deficiency Income $865,881 $136,735 $537,884 Gross Revenue 1.3683 1.3636 1.3688 107 DECISION NO. 78 644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. Conversion Factor Revenue Requirement $1 ,184,824 $ 186,452 $736,243 Increase % Increase in Revenue 7.86% 27.12% 3.62% The bill impacts from the recommended revenue requirement for customers of the individuals served by the most typical meter size within the respective utility, under a standalone scenario or the consolidation scenario discussed in the rate design discussion below are summarized as follows: Avg/Med Current Bill ROO - Dollar Percent Utility Usage (gal) Consol. Increase Increase (Decrease) (Decrease) Santa Cruz 6,354 $45.14 $46.80* $1.66 3.67% 5/8" X 3/4" 5,000 $34.1 8 $35.03* $0.85 2 .49% Red Rock 4 ,692 $36.26 $34.72* $(1.54) (4.26)% (Water) 3,500 $33.40 $33.51 * $0.11 0.33% 5/8" X 3/4" GTWC 6,440 $54.70 $99.60* $44.90 82.08% 5/8" X 3/4" 4 500 $48.96 $73.90* $24.94 50.94% Eagletail 3,618 $52.85 $71.44* $18.60 35.19% 5/8" X 314" 2,500 $46.50 $68.33* $21.83 46.95% NSWC 17,346 $156.71 $156.71 $0 0% l " 12,500 $123.76 $ 123.76 $0 0% Turner 4,837,210 $4,873.64 $5,584.13* $710.50 14.58% Ranches 1,148,000 $1 ,258.21 $1,441.64* $183.43 14.58% 8" Turner NIA $26.54 $30.41 * $3.87 14.58% Ranches Res. Flat Palo Verde NIA $69.53 $70.07 $0.54 0.78% 5/8" Red Rock NIA $90.39 $70.07 $(20.32) (22.48)% (Wastewater) 5/8" * Typical bill is based on the last year of a phased-in rate. Avg/Med Current Bill ROO- Dollar Percent Utility Usage (gal) Standalone Increase Increase (Decrease) (Decrease) Santa Cruz 6,354 $45.14 $46.59 $1.46 3.23% 518" X 3/4" 5,000 $34.36 $35.12 $0.76 2 .2 1% Red Rock 4,692 $36.26 $50.58 $14.32 39.48% (Water) 3,500 $33.40 $45.42 $ 12.02 35.97% 5/8" X 3/4" 108 DECISION NO. 78644

2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. GTWC 6,440 $54.70 $159.33 $104.64 191.30% 5/8" X 314" 4,500 $48.96 $121.68 $72.72 148.52% Eagletail 3,618 $52.85 $172.29 $119.45 226.02% 518" X 314" 2,500 $46.50 $161.89 $115.39 248.15% NSWC 17,346 $156.71 $64.23 $(92.49) (59.02)% 1" 12,500 $123.76 $50.71 $(73.06) (41.97)% Turner 4,837,210 $4,873.64 $5,584.13* $710.50 14.58% Ranches 1,148,000 $1,258.21 $ 1 ,441.64* $183.43 14.58% 8" Turner NIA $26.54 $30.41 * $3.87 14.58% Ranches Res. Flat Palo Verde NIA $69.53 $68.68 $(0.85) (1.22)% 518" Red Rock NIA $90.39 $104.55 $14.16 15.66% (Wastewater) 518" * Typical bill is based on the last year of a phased-in rate. VIII. RATE DESIGN A. Rate Structure The Applicants propose to retain the existing six-tier inverted block rate structure that it currently has for the Santa Cruz Water Company, and apply it to each water utility involved in the current matter except for Turner Ranches which is primarily an irrigation water service provider. While Santa Cruz, GTWC and NSWC already employ a six-tier rate structure, the Conservation Rate Thresholds ("CRT") and CRT Rebate Percentages differ.279 Eagletail and Red Rock (Water) both have three-tier inverted block rate structures. As part of the proposed rate design changes, Eagletail and Red Rock (Water) will both be converted to six-tier rates to conform with the other utilities composing their respective consolidated rate groups.280 Staff and RUCO accept the proposed six-tier rate structure proposed by the Applicants. Differences between the parties' proposed rate designs reflect the varying positions on revenue requirements and how to implement the proposed rate consolidations. 279 The respective CRT and CRT Rebate Percentages by district: Santa Cruz: 6,001 gallons/60%; GTWC: 7,401 gallons/50%; and NSWC 7 ,00 I gallons/20% 280 The proposed CRT and CRT Rebate Percentages are 6,001 gallons/60% for Eagletail and 4,001 gallons/60% for Red Rock. 109 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. B. Consolidation 2 The Global Water Utilities propose several system consolidations. As proposed, Santa Cruz 3 would be consolidated with Red Rock (water) and Picacho Cove; Palo Verde would be consolidated 4 with Red Rock (wastewater) and Picacho Utilities; GTWC, NSWC, and Eagletail would be 5 consolidated; and Hassayampa would be consolidated with Balterra. 6 Notably, each of the consolidations is a full rate consolidation except for the Maricopa County 7 Water group. For the Maricopa County Water consolidation, the Applicants propose a revenue-only 8 consolidation under which the revenue requirement uses an operating margin for the three entities 9 comprising the Maricopa County Water consolidation. The proposal retains the existing rates for IO NSWC while Eagletail and GTWC would be placed on a common rate schedule. 11 If the Maricopa County Water group is not consolidated, the Global Water Utilities propose 12 basing the revenue requirements for Eagletail and GTWC on the authorized return on their respective 13 rate bases which, due to the extensive investments made to rehabilitate the systems, will produce 14 substantially greater rate increases for both systems if consolidation is not adopted. 15 The Applicants also note that Red Rock (Water)'s CC&N includes a service territory in Pima 16 County in addition to the service territory in Pinal County.281 Although the Pima County service 17 territory has no customers, to be consistent with the intention ofregional consolidations, the Applicants 18 request that Red Rock (Water)'s Pima County CC&N be approved a separate tariff identical to what is 19 adopted for the Pinal County Water consolidation.282 Neither Staff nor RUCO took issue with the 20 Applicants' proposed partition of Red Rock (Water)'s Pima County CC&N from the Pinal County 21 Water consolidation. We find the request is reasonable and should be approved. 1. RUCO 22 23 RUCO recommends adoption of the proposed regional consolidations.283 RUCO recommends 24 consolidation in this case because the systems proposed for consolidation with the larger Palo Verde 25 and Santa Cruz utilities are small. According to Mr. Erdwurm testifying for RUCO, "[m]aintaining 26 27 281 Ex. A-49 at 23. 282 Id. at 24. 28 283 Ex. RUC0-9 at 9. 110 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. separate rate structures for very small systems typically is not cost-effective. Now is the best time to 2 consolidate."284 RUCO typically prefers standalone rates as they are more consistent with having cost- 3 causers pay the costs they incur. RUCO views the present case as different owing to the large size 4 differential between Palo Verde and Santa Cruz to the much smaller Red Rock (Water and Wastewater) 5 systems. Due to the larger size of Palo Verde and Santa Cruz, rate increases to Red Rock ratepayers 6 can be mitigated without significantly affecting the bills of customers.285 7 For the same reason, RUCO supports the Maricopa County Water consolidation in the manner 8 proposed by the Applicants. Due to the small size of GTWC, Eagletail, and NSWC, maintaining 9 separate rate structures is onerous. 286 2. Staff 10 11 Although Staff prepared recommended standalone rates, Staff supports the proposed regional 12 consolidation for the Pinal County Water and Pinal County Wastewater systems. Within the Maricopa 13 County Water group of utilities, Staff instead recommends a consolidation, for Eagletail and GTWC 14 only, while maintaining NSWC as a separate, standalone utility. 15 Staff does not support the Maricopa County Water consolidation as proposed because it is "not 16 a true consolidation" as it is a revenue-only consolidation287 and the contemplated utilities are not 17 proximate to one another.288 Rather than accepting the proposed consolidation, which Staff views as 18 using revenue from NSWC to subsidize GTWC and Eagletail, Staffs recommendation would decrease 19 rates for NSWC,289 albeit with the consequence of foregoing the Applicants' proposal to establish 20 Eagletail and GTWC's rates on an operating margin basis and the resulting reduction ofrevenues would 21 lead to higher rates for Eagletail and GTWC. 290 Staff clarified at hearing that it would not oppose a 22 full consolidation of the Maricopa County Water group, notwithstanding that the individual utilities 23 are not all within the same region,291 but Staff did not provide schedules demonstrating how that would 24 284 Ex. RUCO-8 at 3. 25 28s Id. at 4-5. 286 Id. at 5. 26 287 Tr. Vol. X at 1444. 288 Id. at 1458. 289 Id. 27 290 See e.g. Tr. Vol. X at 1447 testimony of Mr. Chavez acknowledging that under Staffs recommendation, a rate ofretum 28 methodology will be employed to set the revenue requirement for Eagletail and GTWC. 291 Tr. Vol. X at 1460. 111 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. be effectuated. 2 Staff asserts that consolidation is a policy decision that is up to the Commissioners, and it is 3 within the discretion of the Commission to determine what factors are relevant to the decision whether 4 or how to consolidate. 292 Staff notes that the Commission has balanced competing factors when making 5 consolidation detenninations in prior cases and referenced Decision No. 76162 in which the 6 Commission found that, 7 8 9 10 11 12 13 14 15 16 (i) consolidating geographically distant districts did not violate cost causation principles, (ii) consolidation lessens the burden of projected capital expenditures, (iii) consolidation addresses rate disparities between districts that are otherwise receiving the same service from the same company, (iv) physical interconnection is not necessary for consolidation, and (v) based on the record, consolidation would result in cost savings to customers.293 Staff also observes that other factors may also be reasonable for purposes of detennining the appropriateness of a proposed consolidation, including: "similar sources of water, consistency of annual cost to serve a residential customer, the effect of fragmentation of water systems on affordability, and the burden of federal and state regulations on small water systems. "294 3. Global Water Utilities In response to Staff, the Applicants argue that addressing "the effect of fragmentation of water systems on affordability" factor Staff references can only be accomplished in this case through the 17 subsidization of the Eagletail and GTWC systems by NSWC.295 Additionally, the Applicants point out 18 the disconnect between Staff's contention that the proposed Maricopa County Water consolidation is 19 not a "true, full consolidation" when, because NSWC's rates would likely increase if fully consolidated 20 21 with Eagletail and GTWC, the revenue-only consolidation lessens the subsidization of Eagletail and GTWC by NSWC.296 22 23 Notwithstanding their criticism of Staff's rate design recommendation, the Global Water Utilities are not opposed to either a full consolidation or a revenue-only consolidation of GTWC, 24 25 292 Staff Cl. Br. at 7. 26 293 Staff Cl. Br. at 8, citing Decision No. 76162 (June 28, 20 17). 294 id. citing Missouri-American Water Company's Request for Authority to implement a General Rate increase for Water 27 and Sewer Service Provided in Missouri Service Areas v. Office of Public Counsel, 526 S.W.3d 253, 266-77 (Mo. Ct. App. 2017) 295 Applicants Rep. Br. at 5 1-52. 28 296 Id. at 52. 112 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. Eagletail, and NSWC because either configuration will help Eagletail and GTWC.297 2 3 4. Discussion and Resolution No party opposes the proposed Pinal County Water and Pinal County Wastewater 4 consolidations. Although Staff opposes the proposed Maricopa County Water consolidation on the 5 dual grounds of including out-of-region utilities within the consolidation and the revenue-only nature 6 of the proposal, we note that the authority Staff cites in briefing acknowledges that geographic 7 separation within a consolidation does not violate cost-causation principles.298 8 The more challenging issue presented by Staffs recommendation is that it compels an analysis 9 of competing scenarios in pursuit of the outcome that best serves the interest of producing just and 10 reasonable rates. Because the Applicants have proposed to base the revenue requirements for Eagletai l 11 and GTWC on operating margin only if a consolidation of those systems with NSWC is approved, 12 there is a significant revenue difference incurred if only partial consolidation is approved, as Staff 13 recommends with NSWC as a standalone. Because GTWC and Eagletail have benefited from 14 extensive investment in new plant to address ongoing system deficiencies, a return on rate base 15 approach will necessitate a significantly higher revenue requirement using rate of return methodology 16 than under an operating margin approach. Additionally, NSWC's rates, which are currently generating 17 an approximate 190% return on rate base, if adjusted on a return on rate base methodology would 18 necessitate a substantial decrease in rates within that system. 19 However, because of how low NSWC's rates cunently are, if the second option - full 20 consolidation which Staff would not oppose were adopted, NSWC's rates would almost certainly have 21 to rise to produce a common rate applicable within all utilities in the Maricopa County Water group.299 22 Notably, all proposals and typical bill analyses noticed to the public indicated that no rate increase was 23 anticipated for NSWC. 24 25 In the third alternative, if the revenues alone are consolidated and Eagletail and GTWC 26 297 Id. 298 Staff Cl. Br. at 8 citing Sun City v. Ariz . Corp. Comm 'n, 248 Ariz. 291 (Ct. App. 2020), review granted (Mar. 2, 2021 ), 27 affd in part, vacated in part, 252 Ariz. 1, 496 P.3d 421 (202 I) which approved of the Commission's application of the factors considered to detennine consolidation in Decision No. 76162. 28 299 See e.g., Tr. Vol. X at 1459, testimony of Mr. Chavez observing that full rate consolidation could lead to NSWC ratepayers experiencing a rate increase. 113 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. transition to a common rate established on an operating margin approach while NSWC retains its 2 currently approved rate structure, the Applicants will be foregoing significant revenue to which they 3 would reasonably expect to be entitled under ordinary return on rate base ratemaking methodology. 4 This approach is attractive because it helps moderate necessary rate increases for Eagletail and GTWC 5 and it involves a revenue reducing concession that, were it compelled over the Applicants' objection, 6 would likely give rise to issues of regulatory confiscation. However, adoption of this proposal 7 necessarily means countenancing higher than necessary rates for NSWC as well as a significant shifting 8 of revenues between systems. 9 While the consolidation proposal put forward by the Global Water Utilities is not ideal, it IO presents significant merits that we find better promote the public interest and meet the needs of 11 producing just and reasonable rates. Foremost, is that it provides an opportunity for substantial rate 12 relief for two systems that, were their rates established on a standalone basis, give rise to severe rate 13 shock concerns. Even with the moderating influence of NSWC's added revenues and reducing the 14 revenue requirement by employing an operating margin approach throughout the proposed 15 consolidation, there will be some degree of rate shock for customers within Eagletail and GTWC. 16 Additionally, were NSWC's rates established on a standalone basis as Staff proposes, it can be 17 expected that rates will decrease substantially within NSWC. Testimony from Mr. Rowell on behalf 18 of the Applicants confinned that, given the affluence of the customers within NSWC, who already 19 exhibit high water usage patterns, it can reasonably be expected that a decrease in rates will encourage 20 profligate water usage. 300 Staff witness Mr. Chavez acknowledged that there is a concern that a rate 21 decrease for NSWC will have the effect of stimulating greater water consumption. 301 This runs counter 22 to the Commission's long-established policy of setting rates to encourage the prudent use of scarce 23 water resources. 24 Staff is correct that only consolidating revenues without consolidating rate schedules as well is 25 less than a full consolidation, but it is an acceptable intermediate step before full rate consolidation. In 26 this instance we are not persuaded to adopt a full consolidation because the rate design to recover the 27 300 Tr. Vol. VII at 1036. 28 301 Tr. Vol. X at 1462-1464. 114 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 1 revenue requirement that we have determined for the Maricopa County Water consolidation could 2 cause the incongruous circumstance ofNSWC's rates increasing302 because they are already far below 3 those of Eagletail and GTWC. As the notice provided for the applications indicated that NSWC would 4 receive no rate increase, and because the revenues collected within NSWC during the test year indicate 5 that NSWC is earning a 190% return on its rate base under current rates, we are not persuaded that it 6 would be just and reasonable, nor appropriate under the circumstances to increase NSWC's rates at this 7 time. 8 Likewise, we are not persuaded to forego the benefits of consolidating the Maricopa County 9 Water group m favor of setting rates on a standalone basis. Adopting Staff's standalone 10 recommendation would require setting the rates for Eagletail and GTWC to recover higher revenues 11 set on return on rate base methods. Additionally, setting NSWC's to properly reflect a current return 12 on its highly depreciated rate base would decrease its rates substantially which gives rise to concerns 13 that it will undennine efforts to promote water conservation within that system. For these reasons, we 14 find that it is reasonable to adopt the Pinal County Water, Pinal County Wastewater, and Maricopa 15 County Water consolidations as proposed by the Applicants. 16 The following tables reflect the application of the revenue requirement adopted in the earlier 17 discussion within this Decision to the proposed consolidated rate design and proposed standalone rate 18 design compared to current rates by system. The indicated rates are for residential 5/8 x 3/4-inch and 19 3/4-inch meter sizes only, unless otherwise noted. 20 Pinal County Water Consolidation and Red Rock (Water (Pima Countv) 21 Utilitv Breakover Points Basic Service Charge Volumetric Char2e Current ROO ROO Current ROO ROO Current ROO ROO Stand- Consol. Stand- Cons. ** Stand- Cons. 22 alone alone alone ** 23 Red 5,000 $25 $2.40 Rock 10,000 3.1 5 24 (Water) 10,000+ 4.07 5/8 X 25 3/4- 1,000 1,000 $31.30 $30.36 $3.29 $1.55 inch 5,000 5,000 4.33 2.53 26 10,000 l 0,000 5.61 3.52 18,000 18,000 7.13 4.50 27 25,000 25 000 8.13 5.50 28 302 Tr. Vol. X at 1459. 115 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. 25 000+ 25.000+ 9.41 6.58 Red 10,000 $37.50 $3.15 Rock 10,000+ 4.07 (Water) 3/4- 1,000 1,000 $31 .30 $30.36 $3.29 $1.55 inch 5,000 5,000 4.33 2.53 10,000 10,000 5.61 3.52 18,000 18,000 7.1 3 4.50 25,000 25,000 8.1 3 5.50 25,000+ 25.000+ 9.41 6.58 Santa 1,000 1,000 1,000 $29.82 $30.57 $30.36 $1.45 $1.50 $1.55 Cruz 5,000 5,000 5,000 2.36 2.47 2.53 5/8 X 10,000 10,000 10,000 3.27 3.43 3.52 3/4- 18,000 18,000 18,000 4.18 4.39 4.50 inch 25,000 25,000 25,000 5.10 5.37 5.50 25,000+ 25 000+ 25 000+ 6.1 0 6.43 6.58 Santa 1,000 1,000 1,000 $29.82 $30.57 $30.36 $1.45 $1.50 $1.55 Cruz 5,000 5,000 5,000 2.36 2.47 2.53 3/4- 10,000 10,000 10,000 3.27 3.43 3.52 inch 18,000 18,000 18,000 4. 18 4.39 4.50 25,000 25,000 25,000 5.10 5.37 5.50 25 000+ 25 000+ 25.000+ 6.10 6.43 6.58 Picacho 3,000 1,000 1,000 $27.00 $30.36 $2.80 $1.55 Water * 8,000 5,000 5,000 $3.80 2.53 8,000+ 10,000 10,000 $4.72 3.52 18,000 18,000 4.50 25,000 25,000 5.50 25,000+ 25.000+ 6.58 Picacho 3,000 1,000 1,000 $27.00 $30.36 $2.80 $1.55 Water 8,000 5,000 5,000 $3.80 2.53 3/4- 8,000+ 10,000 10,000 $4.72 3.52 inch* 18,000 18,000 4.50 25,000 25,000 5.50 25,000+ 25.000+ 6.58 * Picacho Water has no customers. Proposed changes are only to place it on common rate structure. ** The adopted rates for Santa Cruz and Red Rock (Water), as consolidated, will be phased-in over two years. The rates presented in this table are the rates in the second year of the phase-in. Maricopa County Water Consolidation Utility Breakover Points Basic Service Charge Volumetric Chan?:e Current ROO ROO Current ROO ROO Current ROO ROO Stand- Consol. Stand- Cons. * Stand- Coos. alone alone alone * Eagle- 3,000 $35 $4.60 tail 9,000 6.55 5/8 X 9,000+ 7.80 3/4- 1,000 1,000 $141.94 $62.66 $11.98 $3.00 inch 5,000 5,000 18.61 5.56 10,000 10,000 25.21 8.11 18,000 18,000 31.87 10.69 25,000 25,000 38.34 13.18 25 000+ 25,000+ 43.67 15.63 Eagle- 3,000 $52 $4.60 tail 3/4- 9,000 6.55 116 DECISION NO. 78644

2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. inch 9,000+ 7.80 1,000 1,000 $141.94 $62.66 $11.98 $3.00 5,000 5,000 18.61 5.56 10,000 10,000 25.21 8.1 1 18,000 18,000 31.87 10.69 25,000 25,000 38.34 13.18 25,000+ 25,000+ 43.67 15.63 GTWC 1,000 1,000 1,000 $40 $ 105.17 $62.66 $2.42 $4.46 $3.00 5/8 X 5,000 5,000 5,000 4.43 8.16 5.56 3/4- 10,000 10,000 10,000 6.43 11 .85 8. 11 inch 18,000 18,000 18,000 8.45 15.57 10.69 25,000 25,000 25,000 10.41 19.1 9 13.18 25,000+ 25,000+ 25,000+ 12.33 22.72 15.63 GTWC 1,000 1,000 1,000 $40 $105.17 $62.66 $2.42 $4.46 $3.00 3/4- 5,000 5,000 5,000 4.43 8. 16 5.56 inch 10,000 10,000 10,000 6.43 11.85 8.11 I 8,000 18,000 18,000 8.45 15.57 10.69 25,000 25,000 25,000 10.41 19.19 13.1 8 25,000+ 25,000+ 25,000+ 12.33 22.72 15.63 NSWC I ,000 1,000 1,000 $27 $11.06 $27 $3.45 $1.41 $3.45 3/4- 5,000 5,000 5,000 4.59 1.88 4.59 inch 10,000 10,000 10,000 5.59 2.29 5.59 18,000 18,000 18,000 6.80 2.79 6.80 25,000 25,000 25,000 7.80 3.19 7.80 25,000+ 25 000+ 25 000+ 8.80 3.60 8.80 NSWC 1,000 1,000 1,000 $57 $23.35 $57 $3.45 $1.41 $3.45 I-inch 5,000 5,000 5,000 4.59 1.88 4.59 10,000 10,000 10,000 5.59 2.29 5.59 I 8,000 I 8,000 18,000 6.80 2.79 6.80 25,000 25,000 25,000 7.80 3.19 7.80 25,000+ 25 000+ 25,000+ 8.80 3.60 8.80 * The adopted rates for Eagletail and GTWC, as consolidated, will be phased in over three years. The rates presented in this table are the rates in the third year of the phase-in. Pinal County Wastewater Consolidation Utility Meter Size Monthly Service Charge ROO ROO Current Standalone Consolidated Red Rock 5/8 x 3/4-inch $90.39 $104.55 $70.07 (Wastewater) 3/4-inch $135.59 $104.55 $70.07 Palo Verde 5/8 x 3/4-inch $69.53 $68.68 $70.07 3/4-inch $69.53 $68.68 $70.07 Picacho Utilitiesx 5/8 x 3/4-inch $80.00 $70.07 3/4-inch $80.00 $70.07 * Picacho Utilities has no customers. Proposed changes are only to place it on common rate structure. Turner Ranches Utility Breakover Points Basic Service Charge Volumetric Char2e Current ROO Current ROOK Current ROOK Turner Per 1,000 Per 1,000 $133.17 $152.58xx $0.98 $1.1 2** Ranches All Meters 11 7 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. Turner NIA NIA $26.54 $30.41 .,. NIA NIA Ranches Res. Flat w ROO rates for Turner Ranches are same under either consolidation or standalone. ** The adopted rates for Turner Ranches will be phased in over three years. The rates presented in this table are the rates in the third vear of the phase-in. Balterra I Hassayampa Wastewater Consolidationw Utility Meter Size Monthlv Service Chan?.e ROO ROO Current Standalone Consolidated Balterra 518 x 3/4-inch $70.00 $54.25 $54.25 3/4-inch $105.00 $54.25 $54.25 Hassayampa 518 x 3/4-inch $54.25 $54.25 $54.25 3/4-inch $54.25 $54.25 $54.25 * Balterra and Hassayampa have no customers. Proposed changes are only to place them on common rate structure. Based on the standalone and consolidated rates noted above, the following tables reflect the rate impacts on a typical residential customer using the average and median consumption levels on the most common meter size within each utility using the revenue requirement adopted herein. Avg/Med Current Bill ROO - Dollar Percent Utility Usage (gal) Consol. Increase Increase <Decrease) <Decrease) Santa Cruz 6,354 $45.14 $46.80* $1.66 3.67% 518" X 314" 5,000 $34.18 $35.03* $0.85 2.49% Red Rock 4,692 $36.26 $34.72* $(1.54) (4.26)% (Water) 3,500 $33.40 $33.51 * $0.11 0.33% 518" X 314" GTWC 6,440 $54.70 $99.60* $44.90 82.08% 518" X 314" 4,500 $48.96 $73.90* $24.94 50.94% Eagletail 3,618 $52.85 $71.44* $18.60 35.19% 518" X 314" 2,500 $46.50 $68.33* $21.83 46.95% NSWC 17,346 $156.71 $156.71 $0 0% l " 12 500 $123.76 $123.76 $0 0% Turner 4,837,210 $4,873.64 $5 584.13* $710.50 14.58% Ranches 1,148,000 $1,258.21 $1,441.64* $183.43 14.58% 8" Turner NIA $26.54 $30.41 * $3.87 14.58% Ranches Res. Flat Palo Verde NIA $69.53 $70.07 $0.54 0.78% 518" Red Rock NIA $90.39 $70.07 $(20.32) (22.48)% (Wastewater) 518" * Typical bill is based on the last year of a phased-in rate. 118 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. Avg/Med Current Bill ROO- Dollar Percent Utility Usage (gal) Standalone Increase Increase <Decrease) <Decrease) Santa Cruz 6,354 $45.14 $46.59 $1.46 3.23% 518" X 314" 5,000 $34.36 $35.12 $0.76 2.2 1% Red Rock 4 ,692 $36.26 $50.58 $14.32 39.48% (Water) 3,500 $33.40 $45.42 $ 12.02 35.97% 518" X 314" GTWC 6,440 $54.70 $ 159.33 $104.64 191.30% 518" X 314" 4,500 $48.96 $ 121.68 $72.72 148.52% Eagletail 3,618 $52.85 $172.29 $ 119.45 226.02% 518" X 314" 2,500 $46.50 $161.89 $ 115.39 248.15% NSWC 17,346 $156.71 $64.23 $(92.49) (59.02)% 1" 12,500 $123.76 $50.71 $(73.06) (41.97)% Turner 4,837,210 $4,873.64 $5,584.13* $7 10.50 14.58% Ranches 1,148,000 $1,258.21 $1,441.64* $183.43 14.58% 8" Turner NIA $26.54 $30.41 * $3.87 14.58% Ranches Res. Flat Palo Verde NIA $69.53 $68.68 $(0.85) (1.22)% 518" Red Rock NIA $90.39 $104.55 $ 14.1 6 15.66% (Wastewater) 518" * Typical bill is based on the last vear of a ohased-in rate. C. Standalone Rates To provide an alternative to consolidation for the Commission's consideration, the Global Water Utilities and Staff provided standalone rate design proposals for their respective revenue requirement recommendations. The following table reflects the standalone rate designs o f the Applicants and Staff compared to the current rate designs at the residential 518 x 3/4-inch and 314-inch meter sizes only, unless otherwise noted. Utility Breakover Points Basic Service Charge Volumetric Char2.e Current GWU& Current Proposed Current Prooosed Staff GWU Staff GWU Staff Proposed Eagletail 3,000 $35 $4.60 518 X 9,000 6.55 3/4-inch 9,000+ 7.80 1,000 $143.77* $128.35 $12.11* $10.96 119 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. 5,000 18.84 16.97 10,000 25.55 22.84 18,000 32.31 28.99 25,000 38.88 34.91 25,000+ 44.32 39.90 Eagletail 3,000 $52 $4.60 3/4-inch 9,000 6.55 9 000+ 7.80 1,000 $143.77" $128.35 $12.11 • $10.96 5,000 18.84 16.97 10,000 25.55 22.84 18,000 32.31 28.99 25,000 38.88 34.91 25,000+ 44.32 39.90 •Reflects third-year of a proposed three vear rate ohase-in. Utility Breakover Points Basic Service Char2e Volumetric Chan?.e Current GWU& Current Proposed Current Pro 1osed Staff GWU Staff GWU Staff Proposed GTWC 1,000 1,000 $40 $105.46 $68.74 $2.42 $4.47 $4.62 5/8 X 5,000 5,000 4.43 8.19 8.38 3/4-inch 10,000 10,000 6.43 11 .88 12.04 18,000 18,000 8.45 15.62 15.68 25,000 25,000 10.41 19.24 20.09 25 000+ 25,000+ 12.33 22.79 23.69 GTWC 1,000 1,000 $40 $105.46 $68.74 $2.42 $4.47 $4.62 3/4-inch 5,000 5,000 4.43 8.19 8.38 10,000 10,000 6.43 11.88 12.04 18,000 18,000 8.45 15.62 15.68 25,000 25,000 10.41 19.24 20.09 25 000+ 25,000+ 12.33 22.79 23.69 Utility Breakover Points Basic Service Char2e Volumetric Char2e Current GWU& Current Proposed Current Prouosed Staff GWU Staff GWU Staff Proposed NSWC 1,000 1,000 $27 $27 $12 $3.45 $3.45 $1.80 3/4-inch 5,000 5,000 4.59 4.59 2.25 10,000 l 0,000 5.59 5.59 2.75 18,000 18,000 6.80 6.80 3.30 25,000 25,000 7.80 7.80 4.00 25,000+ 25 000+ 8.80 8.80 4.90 NSWC 1,000 1,000 $27 $27 $12 $3.45 $3.45 $1.80 I-inch 5,000 5,000 4.59 4.59 2.25 10,000 10,000 5.59 5.59 2.75 18,000 18,000 6.80 6.80 3.30 25,000 25,000 7.80 7.80 4.00 25,000+ 25,000+ 8.80 8.80 4.90 Utility Breakover Points Basic Service Char2:e Volumetric Char2:e Current GWU& Current Proposed Current Pro1osed Staff GWU Staff GWU Staff Proposed Santa 1,000 1,000 $29.82 $31.17 $30.50 $1 .45 $1.53 $1.30 Cruz 5 000 5,000 2.36 2.52 2.40 120 DECISION NO. 78644

2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. 518 X 10,000 10,000 3.27 3.50 3.60 3/4-inch 18,000 18,000 4.18 4.48 4.71 25,000 25,000 5.10 5.47 5.64 25,000+ 25,000+ 6.10 6.55 6.74 Santa 1,000 1,000 $29.82 $31.17 $30.50 $1.45 $1.53 $1.30 Cruz 5,000 5,000 2.36 2.52 2.40 314-inch I 0,000 10,000 3.27 3.50 3.60 18,000 18,000 4. 18 4.48 4.71 25,000 25,000 5.10 5.47 5.64 25,000+ 25,000+ 6.10 6.55 6.74 Utility Breakover Points Basic Service Chan?e Volumetric Chan?e Current Proposed Current Proposed Current Prooosed GWU Staff GWU Staff GWU Staff Red 5,000 $25 $2.40 Rock 10,000 3.15 (Water) 10,000+ 4.07 518 X 1,000 1,000 $31.79 $29.75 $3.34 $3.31 314- 5,000 5,000 4.40 4.29 inch 10,000 10,000 5.70 5.50 18,000 18,000 7.24 6.90 25,000 25,000 8.27 7.90 25,000+ 25 000+ 9.58 9.70 Red 10,000 $37.50 $3. 15 Rock 10.000+ 4.07 (Water) 1,000 1,000 $31.79 $29.75 $3.34 $3.31 314- 5,000 5,000 4.40 4.29 inch 10,000 10,000 5.70 5.50 18,000 18,000 7.24 6.90 25,000 25,000 8.27 7.90 25,000+ 25.000+ 9.58 9.70 Utility Breakover Points Basic Service Charge Volumetric Char2e Current Proposed Current Proposed Current Proposed GWU Staff GWU Staff GWU Staff Turner Per Per Per $133.17 $180.39" $155** $0.98 $1.33* $1.10 Ranches 1,000 1,000 1,000 All Meter Sizes Turner NIA NIA NIA $26.54 $35.95" $30.38* NIA NIA NIA Ranches . Res. Flat "Third year of a 3-year Applicant proposed phased-in of rates ** Third vear of a 3-year Staff-proposed ohase-in of rates Utility Meter Size Monthly Service Chan!e Current GW Staff Proposed Prooosed Red Rock 518 x 3/4-inch $90.39 $107.19 $101.88 (Wastewater) 3/4-inch $ 135.59 $107.19 $101.88 121 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. Utility Meter Size Monthly Service Char2e Current GW Staff Proposed* Proposed Palo Verde 518 x 314-inch $69.53 $69.85 $67.98 314-inch $69.53 $69.85 $67.98 w Second year of a 2-year proposed phase-in of rates. Note, in first year of proposed phase-in, rates increase to $70.07 but decrease in second year to $69.85. D. Conservation Rebate Threshold In conjunction with basic monthly service charge and commodity rates, the Global Water Utilities also employ a Conservation Rebate Threshold ("CRT") that provides a discount on the commodity rate when monthly consumption is below a set level, typically established at the average monthly consumption within the system. The level of discount varies by system but is typically approximately 50%.303 Currently, the Eagletail and Red Rock (Water) utilities do not have CRTs. The Applicants propose to adopt CRTs for both Eagletail and Red Rock (Water). The Applicants propose to retain the approved CRTs for Santa Cruz, GTWC, and NSWC. The summary of the proposed CRT proposals are as follows: Conservation Rebate Thresholds Utility Current Proposed Threshold Discount % Threshold Discount % Santa Cruz Below 6,001 60% Below 6,001 60% Red Rock (Water) NIA NIA Below 4,001 60% GTWC Below 6,000 50% Below 6.000 50% NSWC Below 7,001 20% Below 7,001 20% Eagletail NIA NIA Below 6,001 50% 1. RUCO RUCO expresses concerns about the CRT to the effect that it creates an outsized increase in the commodity rate at the point where the threshold is crossed and the rebate lost. According to Mr. Erdwurm, testifying for RUCO, "[t]ypically, the price of a good should reflect the incremental cost of providing that good."304 Rather than a smooth increase in the commodity rate, this gives rise to a precipitous spike in the commodity rate when consumption crosses the threshold. RUCO is concerned 303 Ex. A-26 at 39. 304 Ex. RUC0-8 at 8. 122 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. "that the abnormally high incremental cost at the conservation threshold could elicit changes in water 2 usage that increase revenue volatility and adversely affect Global 's ability to achieve revenue 3 targets."305 4 RUCO does not oppose the CRT proposal. However, RUCO indicates that it seeks the 5 opportunity for further discussions with the Global Water Utilities concerning the CRT aspect of the 6 rate structure before the filing of a future rate case. 306 7 8 9 10 1 1 2. Staff Staff reviewed the proposed CRTs and recommends approval. 3. Resolution Sending accurate price signals to ratepayers is an integral part of making conservation-based rates function properly. There being no evidence that the CRT is presently harming the Applicants' 12 ability to meet revenue targets and considering the Applicants' working experience with the CRT and 13 continued desire to use it and expand it to new water systems, we find that it is reasonable to adopt the 14 proposed expansion of the CRT to the Eagletail and Red Rock (Water) systems as proposed and that it 15 should be retained for the Santa Cruz, GTWC, and NSWC systems. E. Service Charges 16 17 Currently, the Global Water Utilities' approved Service Charges vary from utility to utility. 18 The Applicants propose changes to standardize the Service Charges within each proposed group of 19 consolidated utilities. Within the Pinal County Water consolidation, the Service Charges would be 20 standardized using the approved Service Charges for Santa Cruz.307 For the Maricopa County Water 21 consolidation, the approved Service Charges for GTWC would become standard throughout the 22 consolidation.308 Within the Pinal County Wastewater consolidation, the Applicants are proposing a 23 new standardized tariff to be applied throughout the consolidation.309 There are no changes proposed 24 25 305 Jd. 306 Ex. RUCO-8 at 9; Ex. RUCO-9 at 8-9; Tr. Vol. IX at 1340-1341. 26 307 Ex. A-48 at 26. 308 Id. at 27; In contrast to the pre-filed testimony of Ms. Ellsworth, the Applicants' final schedules show NSWC and GTWC 27 utilizing common miscellaneous Service Charges but Eagletail would largely retain its existing Service Charges which are different from GTWC and NSWC. See Final Schedule, Maricopa County Water - Consolidated, Schedule H-3, page l of 28 6, page 3 of 6, and page 5 of 6. 309 Id. at 30. 123 DECISION NO. 78644 ------ 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-02 14, et al. for the Turner Ranches Service Charges. The current, proposed, and Staff recommended Service Charges, by utility are as follows: Red Rock <Wastewater) Current A1rnlicants' Staff SERVICE CHARGES: Proposed Recommended Establishment of Service $ 15.00 $35.00 $35.00 Re-establishment of Service (Within 12 (a) (a) (a) Months) Reconnection of Service (Delinquent) $30.00 $35.00 $35.00 After Hours Service Charge NIA $50.00 50.00 Deposit (b) (b) (b) Deposit Interest (b) (b) (b) NSF Check $25.00 $30.00 $30.00 Late Payment Penalty 1.5% 1.5% 1.5% & (c) Deferred Payment (Per Month) 1.5% 1.5% 1.5% Service Calls - after hours (flat rate) $50.00 NIA NIA (a) Number of months off system times the monthly minimum per A.A.C. Rl4-2-603(D) (b) Per A.A.C. Rl4-2-603(B) (c) Per month o n unpaid balance In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.A.C. R14-2- 608(D)(5). Palo Verde Current A1mlicants' Staff SERVICE CHARGES: Prooosed Recommended Establishment of Service $35.00 $35.00 $35.00 Re-establishment of Service (Within 12 (a) (a) (a) Months) Reconnection of Service (Delinquent) $35.00 $35.00 $35.00 After Hours Service Charge 50.00 50.00 50.00 Deposit (b) (b) (b) Deposit Interest (b) (b) (b) NSF Check $30.00 $30.00 $30.00 Late Payment Penalty 1.5% 1.5% 1.5% & (c) Deferred Payment (Per Month) 1.5% 1.5% 1.5% (a) Number of months off system times the monthly minimum per A.A.C. R 14-2-603(D) (b) Per A.A.C. R14-2-603(B) (c) Per month of unpaid balance. 124 DECISION NO. 78644

2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.AC. R 14-2- 608(D)(5). Santa Cruz Current A1mlicants' Staff SERVICE CHARGES: Prooosed Recommended Establishment $35.00 $35.00 $35.00 Re-establishment of Service (Within 12 (a) (a) (a) Months) Reconnection of Service (Delinquent) $35.00 $35.00 $35.00 Moving Customer Meter ( customer request At Cost (b) (b) After Hours Service Charge ( at $50.00 $35.00 $50.00 Customer's Request) Deposit (c) (c) (c) Deposit Interest (c) (c) (c) Meter Re-Read (If Correct) $30.00 $30.00 $30.00 Meter Test Fee (If Correct) 30.00 30.00 30.00 NSF Check 30.00 30.00 30.00 Late Payment Penalty 1.5% 1.5% 1.5% & (d) Deferred Payment (Per Month) 1.5% 1.5% (e) (a) Number of months off system times the monthly minimum per A.AC. Rl4-2-403(D) (b) Cost to include parts, labor, overhead, and all applicable taxes per A.AC. R 14-2-405(B)(5) (c) Per A.AC. R14-2-403(B) ( d) Per month on unpaid balance (e) Per Commission Rule A.AC. R14-2-409(G)(6) In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.AC. Rl4-2- 409(D)(5). Red Rock (Water) Current Am2licants' Staff SERVICE CHARGES: Prooosed Recommended Establishment of Service $25.00 $35.00 $35.00 Re-establishment of Service (Within 12 (a) (a) (a) Months) Reconnection of Service (Delinquent) $30.00 $35.00 $35.00 Meter Move at Customer Request At Cost (b) (b) After Hours Service Charge, per Hour * $50.00 $50.00 NIA After Hours Service Charge, At Customer NIA NIA $50.00 Request Deposit (c) (c) (c) Deposit Interest (c) (c) (c) Meter Re-Read (If Correct) $15.00 $30.00 $30.00 125 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. Meter T est Fee (If Correct) 30.00 30.00 30.00 NSF Check 25.00 30.00 30.00 Late Payment Penalty 1.5% 1.5% 1.5% & (d) Deferred Payment (Per Month) 1.5% 1.5% (e) (a) Number of months off system times the monthly minimum per A.A.C. R 14-2-403(D) (b) Cost to include parts, labor, overhead, and all applicable taxes per A.AC. R 14-2-405(B)(5) (c) Per A.AC. R14-2-403(B) (d) Per month on unpaid balance (e) Per Commission Rule A.AC. R14-2-409(G)(6) *For After Hours Service Calls for work performed on the customer's property; not to be charged in addition to an establishment or a reconnection after hours charge. In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.AC. R 14-2- 409(D)(5). NSWC Current A1mlicants' Staff SERVICE CHARGES: Proposed Recommended Establishment of Service $30.00 $35.00 $35.00 Re-establishment of Service (Within 12 (a) (a) (a) Months) Reconnection of Service (Delinquent) $30.00 $35.00 $35.00 Meter Move at Customer Request At Cost (b) (b) After Hours Service Charge, Per Hour * NIA $35.00 NIA After Hours Service Charge, Flat Rate $35.00 NIA NIA After Hours Service Charge (at NIA NIA ** Customer's Request) Deposit (c) (c) (c) Deposit Interest (c) (c) (c) Meter Re-Read Of Correct) $25.00 $30.00 $30.00 Meter Test Fee (If Correct) 30.00 30.00 30.00 NSF Check 30.00 30.00 30.00 Late Payment Penalty 1.5% 1.5% 1.5% & (d) Deferred Payment (Per Month) 1.5% 1.5% 1.5% & (e) (a) Number of months off system times the monthly minimum per A.AC. R14-2-403(D) (b) Cost to include parts, labor, overhead, and all applicable taxes per A.AC. Rl4-2-405(B)(5) (c) Per A.AC. R14-2-403(B) ( d) Per month of unpaid balance (e) Per Commission Rule A.AC. R14-2-409(G)(6) *For After Hours Service Calls for work perfonned on the customer's property; not to be charged in addition to an establishment or a reconnection after hours charge. ** New Tariff (at customer's request) $50 to align with all other utilities. 126 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.A.C. R 14-2- 409(0)(5). Ea!!letail Current Am~ticants' Staff SERVICE CHARGES: Proposed Recommended Establishment of Service $40.00 $40.00 $40.00 Reconnection of Service (Delinquent) 40.00 40.00 40.00 After Hours Service Charge, Per Hour * NIA 30.00 NIA After Hours Service Charge, Flat Rate $30.00 NIA NIA After Hours Service Charge (at NIA NIA $50.00 Customer's Request) Meter Test Fee (If Correct) $35.00 $35.00 35.00 Deposit * * * Deposit Interest 4% 4% *4% Re-establishment of Service (Within 12 ** ** ** Months) NSF Check $30.00 $30.00 $30.00 Deferred Payment (Per Month) 1.5% 2% *** 1.5% Meter Re-Read (If Correct) $20.00 $20.00 $20.00 Late Fee (Per Month on Unpaid Balance) 1.5% 2% 1.5% Charge for Moving Meter **** **** **** Monthlv Service Chan?.e for Fire Sorinkler ***** ***** ***** All Meter Sizes ( All Classes) * Per Conunission Rule A.A.C. Rl4-2-403(B) ** Number of months off system times the monthly minimum per A.A.C. Rl4-2-403(D) *** Per Conunission Rule A.A.C. Rl4-2-409(G)(6) **** Cost to include parts, labor, overhead and all applicable taxes per A.A.C. Rl4-2-405(B)(5) ***** 2% of Monthly Minimum for a Comparable Sized Meter Connection, but no less than $ 10.00 per month. The Service Charge for Fire Sprinklers is only applicable for service lines separate and distinct from the primary service line. In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.A.C. R 14-2- 409(0)(5). GTWC Current A1mlicants' Staff SERVICE CHARGES: Proposed Recommended Establishment of Service $35.00 $35.00 $35.00 Re-establishment of Service (Within 12 (a) (a) (a) Months) 127 DECISION NO. 78644 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-02 14, et al. Reconnection of Service (Delinquent) $35.00 $35.00 $35.00 Meter Move at Customer Request At Cost (b) (b) After Hours Service Charge, Per Hour* $35.00 $35.00 NIA After Hours Service Charge (at NIA NIA ** Customer's Request) Deposit (c) (c) (c) Deposit Interest (c) (c) (c) Meter Re-Read (If Correct) $30.00 $30.00 $30.00 Meter Test Fee (If Correct) 30.00 30.00 30.00 NSF Check 30.00 30.00 30.00 Late Payment Penalty 1.5% 1.5% 1.5% & (d) Deferred Payment (Per Month) 1.5% 1.5% 1.5% & (e) (a) Number of months off system times the monthly minimum per A.A.C. R14-2-403(D) (b) Cost to include parts, labor, overhead, and all applicable taxes per A.A.C. R 14-2-405(B)(5) (c) Per A.A.C. R14-2-403(B) ( d) Per month of unpaid balance (e) Per Commission Rule A.A.C. R14-2-409(G)(6) *For After Hours Service Calls for work performed on the customer's property; not to be charged in addition to an establishment or a reconnection after hours charge. ** New Tariff (at customer's request) $50 to align with all other utilities. In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.A.C. R 14-2- 409(0)(5). Turner Ranches Current A1rnlicants' Staff SERVICE CHARGES: Prooosed Recommended Establishment $20.00 $20.00 $20.00 Reconnection (Delinquent) $20.00 $20.00 $20.00 Meter Test (If Correct) $25.00 $25.00 $25.00 Deoosit (a) (a) (a) Deposit Interest (a) (a) (a) Re-Establishment (Within 12 Months) (b) (b) (b) NSF Check $15.00 $15.00 $ 15.00 Meter Re-Read (If Correct) (c) (c) 1.5% & (d) Late Payment Penalty 1.5% 1.5% 1.5% & (e) After Hours Service Charge ( customer $50.00 $50.00 $50.00 request) Moving Customer Meter ( customer At Cost At Cost At Cost request) (a) Per A.A.C. R14-2-403(D) (b) Number of months off system times the monthly minimum per A.A.C. R14-2-403(D) 128 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. ( c) 2.00% of monthly minimwn for the comparable sized meter connection, but not less than $10.00 per month. 2 (d) Per Commission Rule A.AC. Rl4-2-409(G)(6) 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 (e) 1.5% per month on unpaid balance In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.AC. R14-2- 409 D 5. 1. RUCO RUCO offered no position on the proposed changes to Service Charges. 2. Staff Staffs recommended Service Charges reflect the adoption of standalone rates. However, Staff has no objection to using Santa Cruz's Service Charges as the standard Service Charge for the Pinal County Water consolidation, or the Palo Verde Service Charges as the standard for the Pinal County Wastewater consolidation. a. Turner Ranches Service Charges Staff agrees with the Applicants' proposal not to change the Turner Ranches Service Charges except for two recommended clarifications. For Deferred Payment, Staff recommends removing the reference to the incorrect sprinkler rule and adding "Per Rule A.A.C. Rl4-2-409(G)(6)". For the Late Payment Penalty, Staff recommends adding "Per month on unpaid balance." b. Eagletail Service Charges Staff agrees with the Applicants' proposed revisions to Eagletail 's standalone Service Charges with the following exceptions. For After Hours Service Charge, Per Hour, Staff recommends eliminating the current $30 charge and replacing it with a new After Hours Service (at customer's request) of $50 to be consistent with other utilities involved in this matter. For Deposit Interest, Staff recommends adding "Per Commission Rule A.AC. R14-2-403(B)". For Deferred Payment, Staff reconunends denial of the Applicants' proposal to increase the fee to 2.0% owing to a lack of support for the proposed increase. Staff recommends instead retaining the current 1.5% charge and adding "Per Commission Rule A.AC. R14-2-409(G)(6)." For Late Fee (Per Month on Unpaid Balance), Staff also recommends denial of the Applicants' proposed increase from 1.5% to 2.0%. Staff bases its recommendation on a lack of support provided 129 DECISION NO. 78644 2 3 DOCKET NOS. SW-20445A-20-0214, et al. by the Applicants for the proposed change. c. NSWC Service Charges Staff reviewed and agrees with the Applicants' proposed changes to NSWC's Service Charges 4 with the following exceptions. For After Hours Service Charge, Per Hour, Staff recommends 5 eliminating the current $30 charge and replacing it with a new After Hours Service (at customer's 6 request) of $50 to be consistent with other utilities involved in this matter. For the Late Payment 7 Penalty, Staff recommends adding "Per month on unpaid balance." For Deferred Payment, Staff 8 recommends removing the reference to the incorrect sprinkler rule and adding "Per Rule A.AC. Rl4- 9 2-409(G)(6)". d. GTWC Service Charges 10 11 Staff agrees with the Applicants' proposed changes to GTWC's Service Charges with the 12 following exceptions. For After Hours Service Charge, Per Hour, Staff recommends eliminating the 13 current $30 charge and replacing it with a new After Hours Service (at customer's request) of $50 to 14 be consistent with other utilities involved in this matter. For the Late Payment Penalty, Staff 15 recommends adding "Per month on unpaid balance." For Deferred Payment, Staff recommends 16 removing the reference to the incorrect sprinkler rule and adding "Per Rule A.AC. Rl4-2-409(G)(6)". 17 e. Red Rock (Water) 18 Staff agrees with the Applicants' proposed changes to Red Rock (Water)'s Service Charges 19 with the following exceptions. Staff recommends denial of the Applicants' proposal to eliminate the 20 After Hours Service Charge (at customer request), Flat Rate, and instead to revise it to "After Hours 21 Service Charge (per customer's request)" and set the fee at $50. Staff also recommends denial of the 22 proposal to add a new After Hours Service Charge, Per Hour of $50. 23 For the Late Payment Penalty, Staff recommends adding "Per month on unpaid balance." For 24 Deferred Payment, Staff recommends removing the reference to the incorrect sprinkler rule and adding 25 " Per Rule A.AC. R14-2-409(G)(6)". 26 f. Red Rock (Wastewater) 27 Staff agrees with Applicants' proposed revisions to Red Rock (Wastewater)'s Service Charges 28 with the following exceptions. Staff recommends denial of the Global Water Utilities' proposal to 130 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. increase the Establishment of Service Charge from $25 to $35. Staff indicates in testimony that it 2 disputes the Applicants' proposal to increase the Reconnection of Service (Delinquent) charge from 3 $30 to $35.310 However, Staff's final schedules indicate that Staff has adopted a $35 charge for this 4 service. Staff also indicates that it recommends denial of the proposed increase to NSF Check from 5 $25 to $30.311 However, in Staffs final schedules, the Staff recommended NSF Check charge is $30. 6 Staff recommends denial of the Applicants' proposal to eliminate the After Hours Service 7 Charge (at customer request), Flat Rate, and instead to revise it to "After Hours Service Charge (per 8 customer's request)" and set the fee at $50. Staff also recommends denial of the proposal to add a new 9 After Hours Service Charge, Per Hour of $50. For the Late Payment Charge (per Month), Staff recommends adding "1.5 percent per month 11 on unpaid balance." g. Palo Verde Service Charges 12 13 Staff reviewed the Applicants' proposed changes and agrees with the following exceptions. 14 Staff recommends denial of the proposed elimination of the After Hours Service Charge of $35 and 15 instead recommends retaining the charge and instead revising it to be an After Hours Service Charge 16 (per customer's request) of $50 to be consistent with other utilities involved in this consolidated matter. 17 Staff recommends denial of the proposed new After Hours Service Charge, Per Hour of $50. 18 For the Late Payment Charge (per Month), Staff recommends adding "1.5 percent per month 19 on unpaid balance." h. Santa Cruz Service Charges 20 21 Staff agrees with the proposed changes to Santa Cruz's Service Charges except for the 22 following. For the After Hours Service Charge, Staff agrees with the increase from $35 to $50 and 23 also recommends adding "(per customer's request)" to be consistent with other utilities involved in the 24 present matter. 25 For the Late Payment Charge (per Month), Staff recommends adding "1.5 percent per month 26 on unpaid balance." For Deferred Payment, Staff recommends removing the reference to the incorrect 27 310 Ex. S-12 at 20. 28 311 Jd. 131 DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. sprinkler rule and adding "Per Rule A.A.C. R 14-2-409(G)(6)" . 3. Global Water Utilities Response The Applicants offered no testimony in response to Staff's recommendations for the miscellaneous service charges and noted no disputes with Staff's recommendations in the pre-trial issues matrix. 4. Resolution The Applicants' proposed revisions to miscellaneous Service Charges, as recommended by Staff, are reasonable and should be adopted. Because we also adopt the proposed consolidation, the companion proposal to apply Santa Cruz's Service Charges as the standard charges within the Pinal County Water consolidation, Palo Verde's Service Charges as the standard charges within the Pinal County Wastewater consolidation, and GTWC's Service Charges as the standard charges for GTWC and NSWC is also reasonable and should be adopted. F. Service Line and Meter Installation Charges The Global Water Utilities are also proposing changes to the Service Line and Meter Installation charges for all water systems except Turner Ranches. Turner Ranches currently charges at cost for new service connections. The Applicants' current, proposed and Staff recommended Service Line and Meter Installation charges are as follows: Meter Size Applicants ' Current Charges Applicants' Proposed and Staff (Inches) Recommended Chan?:es Service Line Meter Total Service Meter Total . Line 5/8" X 3/4" $355-$455 $45-$175 $400-$600 $445 $155 $600 3/4" $355-$455 $85-$275 $440-$700 $445 $255 $700 1" $405-$495 $95-$340 $500-$810 $495 $3 15 $810 1-1/2" $440-$550 $275-$525 $7 15-$1,075 $550 $525 $ 1,075 2" Turbine $600-$950 $570-$ 1,250 $ 1, 170-$2,200 $830 $ 1,045 $1 ,875 2" Compound $600-$950 $ 1, I 00-$ 1,890 $ 1, 700-$2, 720 $830 $1,890 $2,720 3" Turbine $775-$ 1,300 $810-$ 1,900 $ 1,585-$3,200 $ 1,045 $1,670 $2,715 3" Compound $815-$ 1,300 $ 1,375-$2,545 $2, 190-$3,710 $ 1,165 $2,545 $3,7 10 4" Turbine $1 , 100-$ I ,800 $ 1,430-$2,900 $2,540-$4, 700 $ 1,490 $2,670 $4,160 4" Compound $ 1, 170-$1,800 $2,045-$3,645 $3,215-$5,3 15 $1,670 $3,645 $5,3 15 6" Turbine $1 ,670-$2,800 $3, 145-$5,440 $4,8 l 5-$8,240 $2,210 $5,025 $7,235 6" Compound $1 , 710-$2,800 $4,560-$6,920 $6,270-$9 ,250 $2,330 $6,920 $9,250 132 DECISION NO. 18644

2 3 4 DOCKET NOS. SW-20445A-20-0214, et al. 8" and Larger I At Cost I At Cost I At Cost I Actual Cost I Actual Cost I Actual Cost • Amount adjusted to include the actual cost incurred when boring under or cutting a road, highway, or sidewalk is required. 1. RUCO RUCO offered no position on the proposed changes to the Service Line and Meter Installation 5 charges. 6 7 8 9 10 11 12 13 14 15 16 17 18 2. Staff Staff reviewed the proposed changes to the Service Line and Meter Installation charges. According to Staff, the proposed changes are near the average of Staffs typical recommended range for these charges. Staff recommends that the Applicants' proposed and Staff recommended Service Line and Meter Installation charges be adopted for all water systems except Turner Ranches. Staff also recommends the inclusion oflanguage noting that the customer is required to pay the actual cost of the service connection when boring under or cutting a road , h ighway, or sidewalk is required.31 2 3. Resolution Staffs recommendations are reasonable and will be adopted. G. Miscellaneous Tariff Changes 1. Best Management Practices Tariff The Global Water Utilities propose revisions to approved Best Management Practice ("BMP") 19 tariffs. In conjunction with their position on rate consolidations, the Applicants propose to merge the 20 BMP tariffs applicable within the consolidated service territories with the result that Santa Cruz's 21 BMPs would be merged with those applicable within the Red Rock water territory, and the GTWC 22 would be merged with Eagletail's BMPs. The Global Water Utilities also request various revisions to 23 their approved BMPs to better reflect circumstances within the applicable service territories.313 24 25 26 27 A summary of the BMP proposals is provided as follows: Utilitv Currently Annroved BMPs Santa Cruz 1 . 1 - Local and/or Regional Messaging Program 1.2 - Special Events/Proirrams and 3 12 Ex. S-6 at 98; Attachment-8. 28 3 13 Ex. A-54 at 63-66. 133 Proposed BMPs 1.1 - Local and/or Regional Messaging Program 1.2 - Special Events/Proirrams and DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DOCKET NOS. SW-20445A-20-0214, et al. Red Rock (Water) GTWC EagletaiJ NSWC Community Presentations 2.2 - Youth Conservation Education Program 3.6 - Customer High Water Use Inquiry Resolution 3.7 - High Water Use Notification 4.1 - Leak Detection Program 4.2 - Meter Repair and/or Replacement 4.3 - Comprehensive Water System Audit 5.2 - Water System Tampering 7.6 - Development of Industry Partnerships 7. 7 - Providing Financial Support or In-Kind Services for Development of New Conservation Technologies and Products 1.1 - Local and/or Regional Messaging Program 2.3 - New Homeowner Landscape Infonnation 3.8 - Water Waste Investigations and Infonnation 4.1 - Leak Detection Program 5.2 - Water System Tampering 5.13 - Water Use Plan for New Non Residential User 1.1 - Local and/or Regional Messaging Program 4.2 - Meter Repair and/or Replacement 5.2 - Water System Tampering 1.1 - Local and/or Regional Messaging Program 4.2 - Meter Repair and/or Replacement 5.2 - Water System Tampering 4.1 - Leak Detection Program 4.2 - Meter Repair and/or Replacement 5.2 - Water System Tampering a. RUCO RUCO did not offer a position regarding BMP tariffs. 134 Community Presentations 2.2 - Youth Conservation Education Program 2.3 - New Homeowner Landscape Infonnation 3.6 - Customer High Water Use Inquiry Resolution 3.7 - High Water Use Notification 4.1 - Leak Detection Program 4.2 - Meter Repair and/or Replacement 5.2 - Water System Tampering 6.12 - Large Landscape Conservation Program 1.1 - Local and/or Regional Messaging Program 1.2 - Special Events/Programs and Community Presentations 2.2 - Youth Conservation Education Program 2.3 - New Homeowner Landscape Information 3.6 - Customer High Water Use Inquiry Resolution 3.7 - High Water Use Notification 4.1 - Leak Detection Program 4.2 - Meter Repair and/or Replacement 5.2 - Water System Tampering 6.12- Large Landscape Conservation Prol?Tam 1.1 - Local and/or Regional Messaging Program 4.1 - Leak Detection Program 4.2 - Meter Repair and/or Replacement 5.2 - Water System Tampering 1.1 - Local and/or Regional Messaging Program 4.1 - Leak Detection Program 4.2 - Meter Repair and/or Replacement 5.2 - Water System Tampering 4.1 - Leak Detection Program 4.2 - Meter Repair and/or Replacement 5.2 - Water System Tampering DECISION NO. 78644 ----- DOCKET NOS. SW-20445A-20-0214, et al. b. Staff 2 Staff recommends elimination of the BMP tariffs on the basis that Staff does not believe that 3 the cost of implementing BMPs provides offsetting substantial benefits to the water system or to 4 ratepayers. 314 5 6 c. Global Water Utilities In response to Staffs recommendation to eliminate the BMP tariffs, the Global Water Utilities 7 do not oppose the recommendation and they note that they have an obligation under ADWR regulations 8 to perform some BMPs. The Applicants state that they intend to continue using BMPs in conjunction 9 with their Total Water Management philosophy to conserve water resources. d. Resolution 11 Regarding Staffs recommendation to discontinue the BMP tariffs, we agree that the interest of 12 promoting conservation is not carte blanche to continue incurring the cost of implementing programs 13 that are producing limited results. As has been amply demonstrated in support of the Applicants' 14 proposed Sustainable Water Surcharge, which is discussed further below, scarcity of water resources 15 is an issue that cannot be deferred indefinitely and proactive measures to make responsible use of 16 increasingly limited water resources is vital to preserving water utilities' ability to continue providing 17 safe, reliable, and economical water service. Consequently, we find the Applicants' proposal to instead 18 substitute the approved BMPs for ones better suited to attaining the desired results is the more 19 reasonable approach to obtaining the "bang for the buck" that Staff believes is missing from the current 20 pallet of approved BMPs. 2. Miscellaneous Terms of Service Tariffs 21 22 The Applicants proposed to standardize, for their water utilities, the cross cotmection/backflow 23 prevention,3I5 curtailment,316 customer meter downsizing, hydrant meter deposit, and water utility 24 terms and conditions tariffs. The Global Water Utilities also requested to standardize for their 25 26 314 Ex. S-6 at 95; Tr. Vol. X at 1399 - 1402. 27 315 The cross connection/backflow prevention tariff is to protect the utility' s water supply from the possibility of contamination caused by backflow from contaminants on the customer' s premises. Ex. S-6 at 87. 28 316 The curtailment tariff authorizes the utility to curtail water available for consumption when specified thresholds of limited water supply are in effect. Ex. S-6 at 88. 135 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. wastewater utilities the source control, 317 source control violation foe, unauthorized discharge,318 and 2 wastewater utility terms and conditions tariffs. 3 The Global Water Utilities also propose to extend the Point of Use ("POU") Treatment tariff 4 319authorized for GTWC's WPE No. 1, WPE No. 7, and Roseview systems for use in additional utilities. a. RUCO 5 6 RUCO offered no position on the proposed standardization of the various water and wastewater 7 terms of service tariff modifications proposed by the Applicants. 8 9 b. Staff The Applicants did not provide a standardized cross connection/backflrow prevention tariff 10 using the Commission's standard fonn. Staff recommends that the Applicants pursue approval of a 11 standardized cross connection/backflow prevention tariff in a separate docket after producing an 12 appropriate tariff using the Commission's form. 13 Staff notes that the Commission updated the standard form of curtailment tariff on October 1, 14 2009. Staff recommends that the Applicants file, in a new docket using the current standard form of 15 curtailment tariff, a proposed standardized curtailment tariff for all of the Global Water Utilities. 16 Staff recommends that the proposed standardization of the wastewater source control violation 17 fee tariff not be approved until the Global Water Utilities propose and the Commission approves a 18 standardized joint source control tariff. 320 19 Noting that the Applicants did not provide a form of POU Treatment tariff for review, Staff 20 recommends that the Applicants file a proposed form of POU Treatment tariff in a new docket for Staff 21 review. 22 Staff recommends approval of the proposed Unauthorized Discharge Tariff. 321 23 24 317 A Source Control tariff is to protect a utility's wastewater collection system against blockages and damage. Ex. S-6 at 123-1 24. 25 318 The Unauthorized Discharge Tariff is to discourage unauthorized discharges of waste into the wastewater collection system from improper collection points. Ex. S-6 at 126. 26 319 The POU Treatment tariff authorizes the utility to install, maintain, and inspect a water treatment system installed directly on the point of water consumption (i.e. under a kitchen sink or drinking fountain). Ex. S-6 at 90. 320 Ex. S-6 at 126; Notably, the Executive Summary for Ex .. S-6, Recommendation I 6 recommends approval of the Source 27 Control Tariff but also recommends suspension of the fee provision until a joint source control tariff has been approved. 28 Ex. S-6, Executive Summary. 321 Ex. S-6 at 127. 136 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. c. Global Water Utilities 2 The Applicants accept Staff's recommended procedure to pursue changes to the standardized 3 wastewater source control violation fee tariff in future filings in conjunction with the proposal of a 4 standardized joint source control tariff. 5 In response to Staff's recommendation, the Global Water Utilities will pursue standardization 6 of the cross connection, backflow prevention, and curtailment tariffs in separate proceedings. 322 No 7 party objected to the proposal that the customer meter downsizing, hydrant meter deposit, and water 8 utility terms and conditions tariffs be standardized.323 Additionally, the Global Water Utilities accepted 9 Staffs recommendation to address the revisions to GTWC's POU tariff in a separate proceeding.324 10 ln response to Staff's recommendation, the Applicants will seek to standardize their wastewater 11 source control tariff in separate proceedings. 325 No party objected to the proposal that the wastewater 12 utility terms and conditions tariffs be standardized.326 d. Resolution 13 14 Staffs recommendations for the Applicants' proposed water and wastewater terms of service 15 tariffs are reasonable. 3. Customer Assistance Program Tariffs 16 17 Also, the Global Water Utilities request to maintain the various tariffs composing the Customer 18 Assistance Program at their currently approved eligibility levels. Additionally, the Global Water 19 Utilities reconunend minor revisions to update the Customer Assistance Program tariff to reflect the 20 requested rate consolidation effort. 327 a. RUCO 21 22 RUCO recommends elimination of the Furloughed Worker Program from the Customer 23 Assistance Program, and that the threshold income level to qualify for the Income Assistance Program 24 be returned to 200 percent of the Federal Poverty Level from its current threshold of 300 percent.328 25 322 Ex. A-49 at 20. 26 323 Id. at 21. 324 Id. at 20. 325 Id. at 22. 27 326 Id. at 23. 327 Ex. A-48 at 33-34. 28 328 Ex. RUC0-9 at 1-2. 137 78644 DECISION NO. - - - --- DOCKET NOS. SW-20445A-20-0214, et al. According to RUCO, a 300% income threshold provides a low-income benefit to households that are 2 not low-income, whereas the more typical 200% income threshold results in targeting benefits toward 3 the most disadvantaged customers.329 4 As to elimination of the Furloughed Worker Program, RUCO contends that half of the program 5 costs are paid by ratepayers and customers should not be required to financially support "a benefit for 6 a relatively small subset of customers still claiming to be 'furloughed. "'330 Because unemployment 7 rates have declined since their peak during the COVID-19 pandemic, RUCO argues, "the term 8 'furloughed employee' becomes increasingly irrelevant as the state transitions to a post pandemic 9 economy."331 b. Staff 10 11 Staff offered no position in response to RUCO's recommended changes to the Customer 12 Assistance Program tariffs. c. Global Water Utilities 13 14 The Applicants disagree with RUCO's proposed reduction to the applicability of the Income 15 Assistance Program to 200 percent of the Federal Poverty Level and also disagree with RUCO's 16 proposed elimination of the Furloughed Worker Program. According to the Global Water Utilities, the 17 various offerings under the Customer Assistance Programs have not attained full subscription even 18 with the increased income threshold and are thus there is no evidence that the program is being abused. d. Resolution 19 20 RUCO's concern that programs responding to pandemic concerns become increasingly difficult 21 to justify as the economy reopens is a fair point. However, as illustrated by RUCO's concern that these 22 programs can "provide unwarranted benefits to customers who are not economically disadvantaged" 23 the specific concern is the potential for abuse. As noted by the Applicants, there is no evidence that 24 the approved program ever attained full subscription or that it has produced abuses. In the absence of 25 evidence of abuse, we are not persuaded to terminate the Furloughed Worker Program at this time. 26 Regarding the recommendation to lower the income threshold to qualify for low-income 27 329 Id. at2. 330 Id. at 2-3. 28 331 Id. at 3. 138 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. assistance back to 200%, we find RUCO's arguments more persuasive. As RUCO demonstrated, a 2 household of four with an annual income (in 2021) of up to $79,500 would qualify for low-income 3 assistance using a 300% eligibility threshold. By contrast, a 200% threshold limits eligibility for a 4 household of four to $53,000.332 We agree that restoring a 200% of federal poverty levels eligibility 5 threshold for the Low-Income Assistance Program better targets benefits to the most disadvantaged 6 ratepayers. 4. Red Rock (Water) Pima County 7 8 Red Rock (Water)'s CC&N includes a service territory within Pima County. In keeping with 9 the proposed consolidation of utilities by county, the Global Water Utilities request approval of a 10 separate rate tariff and approval of an Off-Site Facilities Fee tariff applicable specifically to Red Rock (Water) - Pima County.333 Neither Staff nor RUCO disagreed with the Applicants' request. The 11 12 request is reasonable and should be adopted. G. Adjustor Mechanisms 1. Tax Adjustors 13 14 15 The Global Water Utilities propose to implement a Property Tax Adjustor Mechanism 16 ("PT AM"). A PT AM allows a utility to flow through changes in property tax rates and/or assessment 17 ratios caused by the enactment of new property tax laws without the necessity of a rate case proceeding. 18 Staff recommends approval of a PT AM. 334 RUCO does not oppose the implementation of a PT AM. 335 19 The Applicants also request authorization to implement a tax adjustor mechanism similar to the 20 Tax Expense Adjustor Mechanism ("TEAM") adopted for other utilities to address changes in federal 21 taxation. The TEAM would permit the Applicants to flow through potential changes to state and federal 22 income tax rates as well as refund or collect funds related to the Tax Cuts and Jobs Act of 2017. 23 Notably, a TEAM also pennits a utility to reconcile differences between EADIT amortization post-rate 24 case and the amount of EADIT reflected in base rates.336 25 26 332 Ex. RUCO-9 at 2. 27 333 Ex. A-49 at 24. 334 Ex. S-12 at 25. 335 Ex. RUCO-2 at 30. 28 336 Ex.S-Iat37. 139 DECISION NO. 78644 ------ 2 DOCKET NOS. SW-20445A-20-0214, et al. Staff supports adoption of a TEAM337 and RUCO does not oppose approval of a TEAM338. Applicants request that they be ordered to file Plans of Administration for both the PT AM and 3 TEAM within 90 days of the effective date of this Decision. Staff recommends that the POA for the 4 TEAM be modelled after the TEAM POA described in Decision No. 77139 (March 19, 2019), and as 5 Staff recommended in Docket No. E-01933A-19-0028 and that it be submitted within 30 days of a 6 Commission Decision in this matter. 7 8 9 Staffs recommendations are reasonable and should be adopted. 2. CAGRD Surcharge / Sustainable Water Surcharge Applicants propose to discontinue GTWC's current Central Arizona Groundwater IO Replenishment District ("CAGRD") surcharge. In its place, Applicants request adoption of a new 11 Sustainable Water Surcharge ("SWS") that would be applicable for all the systems involved in the 12 present matter. 13 The proposed SWS is patterned after the SWS approved for Rio Verde Utilities Inc. in Decision 14 No. 76101 (May 22, 2017) and would permit the collection of funds to pay for CAGRD fees but would 15 not be restricted to CAGRD resources. Instead, the SWS would enable the Global Water Utilities to 16 expeditiously acquire new water supplies from such sources as may be avai lable when they are needed. 17 As proposed, the SWS will be charged to all water services provided by the Global Water 18 Utilities, including residential, commercial, construction, and potable sales. The SWS will recover the 19 costs paid to water suppliers such as Central Arizona Project for the purchase of renewable water 20 supplies. The acquired water supplies may take the form of exchange, wheeling, or storage and 21 recovery that would reduce pumped groundwater. Recoverable costs include direct contract costs, 22 delivery, legal and administrative costs for purchases of water supplies, as well as costs of maintaining 23 a Member Service Agreement, annual membership dies, and replenishment fees with the Central 24 Arizona Water Conservation District ("CAWCD") as well as pass through fee reductions when 25 sustainable water is employed. The SWS will also include fees for groundwater withdrawal to ADWR 26 which are expected to decrease when sustainable water supplies displace groundwater usage. 27 337 Tr. Vol X at 1480. 28 338 Ex. RUC0-2 at 31. 140 78644 DECISION NO. -----

DOCKET NOS. SW-20445A-20-0214, et al. The proposed SWS would be subject to a plan of administration that would include making 2 acquisitions pursuant to the SWS subject to audit for prudence. As outlined in the plan of 3 administration,339 the SWS would be collected through a volumetric surcharge detern1ined on March 1 4 of each year. The charge would be calculated to recover or refund as appropriate, the over or under- 5 recovery of allowed costs over the prior year ending December 31 as well as projected sustainable 6 water costs for the upcoming year. Additionally, the annual SWS filing will include schedules showing 7 sustainable water use projected for the current year and the next four years, as well as projected 8 sustainable water supply costs for the current year.340 9 Applicants assert that adoption of the SWS is reasonable considering ongoing trends in water 10 supply availability as well as the most current reasonable forecasts of Arizona potable water supplies 11 indicating a steady depletion of water supplies in the long term. 1. RUCO 12 13 RUCO opposes adoption of the SWS and instead recommends that the CAGRD surcharge be 14 retained. RUCO's concern is that the Global Water Utilities could utilize the SWS to purchase long- 15 term storage credits, recharge facilities, underground storage facilities, or extra Central Arizona Project 16 ("CAP") allotments and recover the associated costs outside of a rate case. 341 Further, while GTWC 17 already has an approved CAGRD adjustor mechanism, the more expansive SWS proposal does not 18 provide for upfront cost analyses, billing analyses, or prudency detenninations to support new water 19 purchases. Consequently, RUCO argues the SWS places ratepayers in jeopardy of paying costs for 20 water supply purchases that have not be adequately justified nor demonstrated to be needed. 21 Citing Scates v. Arizona Corporation Commission, 118 Ariz. 531, 578 P .2d 612 {App. 1978), 22 RUCO observes that the focused nature of adjustor mechanisms gives rise to concerns of single-issue 23 ratemaking, a circumstance when utility rates are adjusted or costs deferred in response to changes in 24 a cost item viewed in isolation. RUCO criticizes the lack of upfront cost analyses, billing analyses, or 25 prudency determinations to support the acquisition of new water resources flowed through the SWS.342 26 27 339 See Ex. S-6, Attachment 6. 340 id. 341 Ex. RUC0-4 at 31. 28 342 RUC0-4 at 35. 141 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. In the absence of these features, RUCO is concerned that the SWS places ratepayers in jeopardy of 2 paying for costs that are not needed provide them with service. 343 To that end, RUCO argues that the 3 Commission should refrain from adopting new adjustor mechanisms unless extenuating circumstances, 4 such as volatile expenses outside of a utility's control might significantly impact the utility's financial 5 condition absent the adjustor are in evidence. 6 Instead of approving the SWS, RUCO recommends retaining the current CAGRD adjustor 7 mechanism and review any new storage, CAP allocations, or underground storage facilities as needed 8 within the confines of a rate case. 9 2. Staff 10 Staff supports adoption of the SWS. As explained in the testimony of Mr. Smaila, the 1 1 Commission has previously approved an SWS for Rio Verde in Decision No. 76101 to allow for 12 recovery of all costs related to the purchase and exchange of water supplies between Rio Verde and 13 Salt River Project and other Verde River water rights holders on the basis that it allows the utility to 14 conserve limited groundwater and implement an orderly deployment of renewable water supplies. 344 15 Staff believes that the proposed SWS will provide the Applicants with a similar ability to timely and 16 cost-effectively acquire scarce water resources.345 17 Staff recommends approval of the SWS and of the plan of administration, attached as 18 Attachment 6 to the testimony of Mr. Smaila.346 3. Global Water Utilities 19 20 21 In response to RUCO, the Global Water Utilities assert that the proposed SWS is a cost effective method to secure sustainable water resources. Applicants note the incongruity of RUCO's 22 awareness that water supplies are increasingly scarce and that water resources may be increasing in 23 cost while opposing a mechanism that would enable acquiring water resources expeditiously and at 24 lower cost. Applicants assert that RUCO's reliance on Scates is misplaced as the portions of Scates 25 RUCO relies upon have been superseded by RUCO v. Arizona Corporation Commission. Even so, 26 343 Id. at 31. 27 344 Ex. S-6 at 96. 345 Tr. Vol.Vat 698. 28 346 Ex. S-6, at 97, Attachment 6. 142 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. Applicants contend that the proposed SWS complies with both RUCO and Scates because it seeks to 2 address a volatile expense that is out of the utility's control. 3 As to the appropriate level of scrutiny for purchases made between rate cases using the SWS, 4 the Global Water Utilities argue that the plan of administration will require Applicants to provide 5 detailed information supporting any change in the amounts recovered through the adjuster. 6 Finally, the Global Water Utilities argue that RUCO is incorrect in its belief that the SWS will 7 cost ratepayers more than the alternative. Because the SWS will allow the acquisition of sustainable, 8 cost-effective water resources, the SWS will allow the Global Water Utilities to use those resources to 9 displace costs paid to CAGRD. 4. Discussion and Resolution IO 11 RUCO raises valid concerns to the effect that caution must be applied when approving new 12 adjuster mechanisms lest a utility be given a means to desensitize itself to rising expenses. Adjuster 13 mechanisms can create an unwholesome arrangement of incentives whereby the utility is no longer 14 responsive to increasing costs to the detriment of ratepayers. 15 However, a utility, first and foremost has an obl igation to provide adequate service. The record 16 in this matter is replete with uncontroverted evidence that water resources, already scarce in our desert 17 state, are growing scarcer and that trend is likely to continue into the foreseeable future. Arizona is in 18 the midst of a 20-year drought that has been characterized as the worst drought in 126 years. 347 As Mr. 19 Lenderking described on behalf of the Applicants, 57% of the state is experiencing the highest level of 20 drought. Additionally, the Colorado River Basin, which provides 40% of Arizona's water supplies is 21 also in a multi-decade drought, a circumstance that was expected to prompt the US Secretary of the 22 Interior to imminently declare a Tier 1 shortage,348 a condition that would deprive Arizona of 23 approximately 512,000 acre-feet or 18% of its Colorado River water supplies and about a third of the 24 CAP's water supplies.349 Additionally, uncontroverted testimony provided at hearing explained that 25 ADWR was also imminently going to declare an end to using groundwater for purposes of obtaining 26 347 Tr. Vol.Vat 633. 27 348 Tr. Vol.Vat 633-634. We take judicial notice of the fact that later in August 2021 , the US Secretary of Interior did 28 declare the first ever Tier I shortage for the Colorado River. 349 Tr. Vol.Vat 636. 143 DECISION NO. _ 7_8_6_44 __ DOCKET NOS. SW-20445A-20-0214, et al. an assured water supply, a pa1ticularly significant shift for the Global Water Utilities located in Pinal 2 County which is almost completely reliant on groundwater for assured water supply.350 3 We are not persuaded that RUCO's recommendation to maintain the CAGRD adjustor for 4 GTWC and otherwise review the acquisition of water supplies in an after-the-fact context of a rate case 5 reasonably addresses the issue. Reviewing the prudence of acquired water supplies within a rate case 6 is reasonable when the expenditures can be planned to suit a historical test year model of ratemaking. 7 The shortcoming is that this approach presupposes that a water supply constraint necessitating 8 supplemental acquisitions can await the review processes RUCO envisions. 9 As evidence demonstrating a general decline in available water supplies mounts, we can foresee 10 the day when traditional water utilities accustomed to previously unlimited well water supplies must 11 instead operate more like electric utilities which must supplement their supplies with outside purchases. 12 Viewed in that light, the SWS fulfills a role for water utilities similar to how fuel and purchased power 13 adjustors function for electric utilities. We find that the proposed SWS is a reasonable measure to 14 establish the tools for the Applicants to secure water supply resources in a timely manner and it should 15 be adopted. 16 We find that the Plan of Administration that the Global Water Utilities filed, and which is 17 attached to Staff witness Mr. Smaila's Direct Testimony as Attachment 6, should not include recovery 18 of projected costs. Additionally, to address the Applicants' cost recovery concerns in a timely fashion, 19 we find that it is appropriate for the Plan of Administration ("POA'') to authorize the recovery of 20 allowed expenses upon the approval, by Staff after its review, of a filing by the Global Water Utilities 21 for recovery of an incurred cost. Such filings shall be limited to no more than semi-annually. To 22 address these concerns, it is appropriate to require the Applicants to prepare a POA, in consultation 23 with Staff and RUCO, and file this revised POA for Commission approval. Once the POA is filed, 24 Staff shall prepare and file a memorandum and proposed order for the Commission's consideration of 25 the revised POA. This adjustor shall not take effect until the POA is approved by the Commission. 26 27 28 350 Tr. Vol.Vat 635. 144 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. H. Rate Case Expense Surcharge 2 The Global Water Utilities propose to recover $755,000 in rate case expense through a rate case 3 expense surcharge. The surcharge would be calculated to recover the requested rate case expense 4 amount over two years. Although the Applicants originally requested $500,000 in rate case expense, 5 the Global Water Utilities assert that adjustments to the presentation of their case in response to 6 positions taken by Staff, particularly regarding the treatment of the Valencia condemnation proceeds, 7 necessitated unanticipated additional work to be performed by outside consultants as we11 as in-house 8 accounting personnel. The added burden of responding to Staff, the Applicants assert, increased the 9 actual amount ofrate case expense to $755,000. 1. RUCO 11 RUCO disagrees with the amount of rate case expense requested by the Applicants. RUCO is 12 concerned that rate case expense for utilities generally have been increasing unchecked and to the 13 detriment of ratepayers. RUCO points to the extensive overlap in the testimony subject matters covered 14 by multiple witnesses for the Applicants to argue that traditionally uncritical approval of rate case 15 expense has promoted inefficient and wasteful presentations of rate cases by utilities and that the l 6 current case is no exception. In particular, RUCO notes that the withdrawn testimony of Mr. Walker,351 17 which addressed cost of capital and water supply availability, entirely covered matters also addressed 18 by other witnesses for the Applicants. 19 In support of its position, RUCO benchmarked the rate case expense awarded in various past 20 Commission Decisions. In these cases, the Commission recognized rate case expense recoverable from 21 ratepayers in amounts between $300,000 and $400,000.352 22 On these bases, RUCO recommends that the Commission approve no more than $400,000 in 23 rate case expense and offers a range of amortization periods from three to five years. 24 25 351 To address concerns that an ex parte infraction had occurred wherein Mr. Walker emailed various Commissioners with documents also used as attachments to his prefiled testimony in this matter, (see e.g. Disclosure of Possible ex parte 26 communication pursuant to A.A.C. Rl4-3-l 13(D) in Docket Nos. E-01345A-19-0236 and SW-03936A-20-0214 from the Office of Commissioner Tovar, filed August 27, 2021) the Global Water Utilities voluntarily withdrew his prefiled testimony and did not offer Mr. Walker as a witness in the proceeding. 27 352 Ex. RUCO-4 at 25, citing Decision Nos. 77956 (April 15, 2021) (approving $300,000 in rate case expense for Arizona 28 Water Company), 77380 (August 19, 2019) (approving $350,000 in rate case expense for Arizona Water Company), and 78017 (May 18, 2021) (approving $400,000 rate case expense for Liberty Utilities (Black Mountain Sewer) Corp.) 145 DECISION NO. 78644 ------ DOCKET NOS. SW-20445A-20-0214, et al. 2. Staff 2 Staff does not object to using a surcharge mechanism to recover the rate case expense but 3 disputes the amount of rate case expense to be recovered. Staff's disagreement focuses on the 4 Applicants' attribution to Staff of increased burden in the presentation of Applicants' case. According 5 to Staff, the $1.4 million Section I 033 adjustment the Global Water Utilities perfonned to hold 6 ratepayers harmless demonstrates the merit of Staff's scrutiny of the Section 1033 issue. To that point, 7 Staff argues that ratepayers should not be burdened with recovery of additional rate case expense 8 incurred by the Global Water Utilities to correct its Section 1033 proposal. According to Staff, the 9 Section 1033 adjustment only benefits shareholders, not ratepayers. Staff also contends that the 10 expense the Applicants assert is attributable to responding to Staff's position on the Section 1033 issue 11 is unreasonable because the added discovery expense is more than eight times the total contract expense 12 for Staff's consultant, and principal witness on the issue, Mr. Smith. 13 14 3. Global Water Utilities Response In response to arguments raised by RUCO, the Global Water Utilities disputes the validity of 15 RUCO's effort to compare the requested rate case expense in this case to rate case expense requests in 16 other cases. According to the Applicants, the preparation of 11 separate sets of rate schedules, both for 17 a consolidated approach and on a standalone approach, demonstrates that the extent of work 18 necessitated in the preparation of this case is not directly comparable to a typical rate case that usually 19 only involves a single set of rate schedules. 20 Additionally, the Applicants dispute RUCO's characterization of Mr. Walker's testimony as 21 duplicative of other witnesses when RUCO also describes Mr. Walker as a "key" witness in the case. 22 Notwithstanding that Mr. Walker's testimony was ultimately withdrawn, the Global Water Utilities 23 contend that Mr. Walker was a participant in the development of positions and arguments, as well as 24 the preparation of responses to discovery requests. Further, because the Global Water Utilities do not 25 have an internal rate department, outside assistance like that provided by Mr. Walker is a practical 26 necessity. 27 The Applicants disagree with Staff's position that the rate case expense should be limited 28 146 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. because the extra expense was incurred to correct the Section 1033 proposal. In response to Staff's 2 rate case expense recommendation, the Applicants compare the added expense incurred defending 3 against Staffs Section I 033 position to the expense Staff incurred hiring Mr. Smith. Whereas the cost 4 of Mr. Smith's participation is described as providing a dividend to ratepayers by way of rate 5 reductions, the Global Water Util ities contend that the proper way to view rate case expense is what is 6 necessary to arrive at the right result. 7 4. Discussion and Resolution 8 Incurring expenses in presenting a rate case for the Commission's consideration is a necessary 9 cost of doing business that is appropriately recovered in rates collected from ratepayers. However, as 10 with all expenses recovered from ratepayers, the level of recoverable expense is limited to what is just 11 and reasonable. The particular concern, as alluded to in RUCO's arguments, is that the expenditure of 12 resources toward rate case presentation is largely within an applicant's control and uncritical 13 acceptance of all expenditure levels can promote a cycle of escalating rate case expenses. 14 It is not surprising that the rate case expense for an I I-utility rate case will necessarily be higher 15 than for a solitary utility. For that reason, we are not persuaded that a straightforward benchmarking 16 process to normalize the Global Water Utilities' rate case expense proposal with those approved for 17 solitary utilities in other rate cases, as proposed by RUCO, is a reasonable approach in this 18 circumstance. 19 However, the voluntary withdrawal of Mr. Walker's testimony demonstrates the validity of 20 RUCO's contentions. RUCO's arguments to the effect that Mr. Walker's testimony is merely 21 cumulative and redundant to the testimony of multiple other witnesses is evidenced by the Global 22 Water Utilities' ability to effectively present their case without his testimony as each of the subjects 23 his testimony covers are more thoroughly addressed through Mr. Lenderking speaking to water supply 24 issues and Mr. Rowell who provided an extensive cost of capital analysis. We see no inherent 25 contradiction to RUCO's characterization of Mr. Walker as both a key witness yet providing 26 duplicative testimony. Mr. Walker may be integral to the formulation of the Applicants' position in 27 several matters raised in the applications. Yet his testimony, much of it in the form of documents 28 78644 147 DECISION NO. ____ _ DOCKET NOS. SW-20445A-20-0214, et al. attached to pre-filed testimony, could conceivably have been accomplished by appending those same 2 documents to the testimony of other witnesses speaking to the same points. 3 However, recoverable rate case expense must also be fair to the utility. The Applicants' 4 concerns that Staff's pursuit of the Section I 033 tax issue increased the difficulty of its rate case 5 presentation is not entirely without merit. Although Staff's concerns prompted a corrective adjustment 6 of the Global Water Utilities' proposed Section 1033 adjustment, reducing the total adjustment by 7 approximately $1.4 million, Staff ultimately relented in the larger issue of whether the entire $11.6 8 million Section 1033 adjustment should be deducted from rate base. While Staff's arguments have 9 sufficiently piqued our interest that simple due diligence on behalf of the ratepayer demands that we IO order the recommended pursuit of a PLR from the IRS, the fact remains that Staff ultimately relented 11 on the issue. 12 Considered on the whole, we find that the reasonable amount of rate case expense to be adopted 13 in this case is $500,000. Further, we find that the use of a surcharge mechanism to recover the expense 14 is reasonable and that the amount recovered through the surcharge should be amortized over a two- 15 year period. 16 Reviewing the Applicants' proposed rate case expense surcharge, it is apparent that the 17 proposed forn1 of surcharge uses an allocation factor. For example, the proposed rate case expense 18 surcharge for the Maricopa County Water consolidation is $0.54 for a 5/8 x 3/4-inch meter whereas the 19 proposed surcharge for the Pinal County Water consolidation is $0.64 for a 5/8 x 3/4-inch meter. The 20 basis for the allocation employed in the Applicants' proposal was not explained or supported in any of 21 the filings of pre-filed testimony or schedules, nor was it addressed by any party witness sufficiently 22 to replicate it or demonstrate why it should be retained. 23 For purposes of establishing an expected surcharge level, we instead find that a flat surcharge 24 that increases with meter size that divides the rate case expense evenly between all customers 25 throughout all the utilities (water and wastewater) involved in this matter having customers would be 26 the most reasonable. The surcharge should be calculated to recover the approved $500,000 rate case 27 expense amount over two years beginning i1mnediately upon implementation of the surcharge so that 28 the surcharge will terminate before the final phase of the phased-in rates begins to moderate the impact 148 DECISION NO. 78644 ------

DOCKET NOS. SW-20445A-20-0214, et al. of the last phase of the base rate increase. On that basis, the following table provides the estimated 2 monthly bill impacts for ratepayers of all utilities involved in this proceeding at the corresponding 3 meter sizes. 4 5 6 7 8 9 10 11 12 13 14 15 16 Meter Size Recommended Surchaq~e 5/8" X 3/4" $0.43 3/4" $0.43 1" $1.08 1.5" $2.15 2" $3.44 3" $6.88 4" $10.75 6" $21.50 8" $34.40 1 O" $49.45 Because the expected surcharge amounts projected above are estimates, it is appropriate to 17 authorize a surcharge for recovery of rate case expense, but that recovery should not occur until the 18 Global Water Utilities file a request to implement the surcharge, whereupon Staff can review the 19 proposed implementation of the surcharge and confinn that it will collect the approved revenue in a 20 recommendation and proposed order for the Commission's consideration. 21 22 I. Rate Phase-In The Global Water Utilities have agreed to a phase-in of the rate increase, such that the revenue 23 increase is not more than 5% for a median residential customer in any year. The Global Water Utilities' 24 phase-in proposal does not include any deferral of lost revenue or carrying cost on lost revenue. No 25 party opposed a phase-in. We find that the Applicants' proposed phase-in to mitigate rate shock is 26 reasonable and thus, we approve the proposed phase-in, as shown in Exhibit A, with phase 2 to take 27 effect on January 1, 2023, and Phase 3 on January 1, 2024." 28 * * * * * * * * * * 149 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. Having considered the entire record herein and being fully advised in the premises, the 2 Commission finds, concludes, and orders that: 3 4 1. FINDINGS OF FACT The procedural history set forth in Section I of the Discussion portion of this Decision is 5 accurate and we adopt it in its entirety as though set forth fully here. 6 2. The description of the procedural history and of the Global Water Utilities' applications 7 set forth in Sections I and Ill of the Discussion portion of this Decision are accurate and we adopt them 8 in their entirety as though set forth fully here. 9 3. The background information, description of parties' positions, and evidence described in 10 Sections II, IV, V, VI, Vll, and VIII of the Discussion portion of this Decision are accurate and we 11 adopt them in their entirety as though set forth fully here. 12 4. The resolutions reached in the various subsections within Sections II, IV, V, VI, VII, and 13 Vlll of the Discussion portion of this Decision are accurate and we adopt them in their entirety as 14 though set forth fully here. 15 5. Based on the deficient state of records relating to the origins of and adjustments to the 16 deferred taxes, the Global Water Utilities were unable to perform the requisite with and without 17 analysis to support a Net Operating Loss Carryforward adjustment. 18 6. The rates, charges, and terms and conditions of service authorized herein are just and 19 reasonable and in the public interest. 20 7. The rates, charges, and terms and conditions of service resulting from the Commission's 21 resolution of the issues herein do not result in "discrimination in charges, service, or facilities ... 22 between persons or places for rendering a like and contemporaneous service" under Article I 5, § 12 of 23 the Arizona Constitution. 24 8. The rates, charges, and terms and conditions of service resulting from the Commission's 25 resolution of the issues herein do not result in, "make or grant any preference or advantage to any 26 person or subject any person to any prejudice or disadvantage" and do not "establish or maintain any 27 unreasonable difference as to rates, charges, service, facilities or in any other respect, either between 28 150 DECISION NO. 78644 ------ DOCKET NOS. SW-20445A-20-0214, et al. localities or between classes of service" under A.R.S. § 40-334. 2 3 1. CONCLUSIONS OF LAW Global Water-Palo Verde Utilities Company, Inc., Global Water - Red Rock Utilities 4 Company, Inc., Global Water - Northern Scottsdale Water Company, Inc., Global Water - Turner 5 Ranches Irrigation, Inc., Global Water - Balterra Utilities Company, Inc., Global Water - Eagletail 6 Water Company, Inc., Global Water - Hassayampa Utilities Company, Inc., Global Water - Picacho 7 Cove Utilities Company, Inc., Global Water- Greater Tonopah Water Company, Inc. , Global Water - 8 Santa Cruz Water Company, Inc. and Global Water - Picacho Cove Water Company, Inc. are public 9 service corporations within the meaning of Article XV of the Arizona Constitution and A.R.S. §§ 40- 10 250, 40-251 , 40-321, 40-33 1, and 40-336. 11 2. The Commission has jurisdiction over Global Water-Palo Verde Utilities Company, Inc., 12 Global Water- Red Rock Utilities Company, Inc., Global Water- Northern Scottsdale Water Company, 13 Inc., Global Water - Turner Ranches Irrigation, Inc., Global Water - Balterra Utilities Company, Inc., 14 Global Water - Eagletail Water Company, Inc., Global Water - Hassayampa Utilities Company, Inc., 15 Global Water - Picacho Cove Utilities Company, Inc. , Global Water - Greater Tonopah Water 16 Company, Inc., Global Water - Santa Cruz Water Company, Inc. and Global Water - Picacho Cove 17 Water Company, Inc. and the subject matter of this Order. 18 3. Notice of the applications was provided in accordance with the law. 19 4. Global Water- Palo Verde Utilities Company, LLC's fair value rate base is $66,645,933. 20 5. Global Water- Red Rock Utilities Company, Inc. ' s Water Division's fair value rate base 21 is $826,654. 22 6. Global Water- Red Rock Utilities Company, Inc. 's Wastewater Division ' s fair value rate 23 base is $3,407,093. 24 7. Global Water - Northern Scottsdale Water Company, Inc.'s fair value rate base is 25 $53,416. 26 8. 27 9. 28 Global Water - Turner Ranches Irrigation, Inc. ' s fair value rate base is $1,850,251. Global Water - Eagletail Water Company, Inc. 's fair value rate base is $563,609. 151 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 10. Global Water - Greater Tonopah Water Company, Inc. 's fair value rate base is 2 $2,599,521. 3 11. Global Water - Santa Cruz Water Company, Inc.' s fair value rate base is $41,095,492. 4 12. A FVROR of 7 .22 percent results in just and reasonable rates and revenue requirement. 5 13. The rates, charges, and terms and conditions of service authorized herein are just and 6 reasonable and in the public interest. 7 14. The rates, charges, and tenns and conditions of service resulting from the Commission's 8 resolution of the issues herein do not result in "discrimination in charges, service, or facilities ... 9 between persons or places for rendering a like and contemporaneous service" under Article XV, § 12 10 of the Arizona Constitution. 11 15. The rates, charges, and tenns and conditions of service resulting from the Commission's 12 resolution of the issues herein do not result in, "make or grant any preference or advantage to any 13 person or subject any person to any prejudice or disadvantage" and do not "establish or maintain any 14 unreasonable difference as to rates, charges, service, facilities or in any other respect, either between 15 localities or between classes of service" under A.R.S. § 40-334. 16 17 ORDER IT IS THEREFORE ORDERED that Global Water-Palo Verde Utilities Company, Inc., Global 18 Water - Red Rock Utilities Company, Inc., Global Water - Northern Scottsdale Water Company, Inc., 19 Global Water-Turner Ranches Irrigation, Inc., Global Water- Balterra Utilities Company, Inc., Global 20 Water - Eagletail Water Company, Inc. , Global Water - Hassayampa Utilities Company, Inc., Global 21 Water - Picacho Cove Utilities Company, Inc. , Global Water - Greater Tonopah Water Company, Inc., 22 Global Water - Santa Cruz Water Company, Inc. and Global Water- Picacho Cove Water Company, 23 Inc. are hereby authorized and directed to file with the Commission, on or before July 29, 2022, 24 schedules of rates and charges confonning to the rates and charges approved in Exhibit A, attached 25 hereto and incorporated herein. 26 IT IS FURTHER ORDERED that Global Water-Palo Verde Utilities Company, Inc., Global 27 Water - Red Rock Utilities Company, Inc. , Global Water - Northern Scottsdale Water Company, Inc., 28 152 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. 1 Global Water - Turner Ranches Irrigation, Inc., Global Water - Balterra Utilities Company, Inc., Global 2 Water - Eagletail Water Company, Inc., Global Water - Hassayampa Utilities Company, Inc., Global 3 Water- Picacho Cove Utilities Company, Inc., Global Water - Greater Tonopah Water Company, Inc., 4 Global Water- Santa Cruz Water Company, Inc. and Global Water - Picacho Cove Water Company, 5 Inc. shall, on or before August 15, 2022, file Plans of Administration for the new Adjustor Mechanisms, 6 consistent with the resolutions reached in this Decision. 7 IT IS FURTHER ORDERED that Global Water-Palo Verde Utilities Company, Inc., Global 8 Water - Red Rock Utilities Company, Inc., Global Water - Northern Scottsdale Water Company, Inc., 9 Global Water- Turner Ranches Irrigation, Inc., Global Water - Balterra Utilities Company, Inc., Global 10 Water - Eagletail Water Company, Inc., Global Water - Hassayampa Utilities Company, Inc. , Global 11 Water - Picacho Cove Utilities Company, Inc., Global Water - Greater Tonopah Water Company, Inc., 12 Global Water- Santa Cruz Water Company, Inc. and Global Water- Picacho Cove Water Company, 13 Inc. shall, in consultation with Staff and RUCO, prepare and file a revised Plan of Administration for 14 the Sustainable Water Surcharge with the modifications discussed herein. Within 90 days after the 15 filing of the revised Plan of Administration, Staff shall prepare a memorandum and proposed order for 16 Commission consideration at Open Meeting. 17 IT IS FURTHER ORDERED that the rates and charges and terms and conditions of service 18 approved herein shall become effective for all service rendered on and after July I , 2022. 19 IT IS FURTHER ORDERED that Global Water-Palo Verde Utilities Company, Inc., Global 20 Water - Red Rock Utilities Company, Inc., Global Water - Northern Scottsdale Water Company, Inc., 21 Global Water - Turner Ranches Irrigation, Inc., Global Water - Eagletail Water Company, Inc., Global 22 Water - Greater Tonopah Water Company, Inc., and Global Water - Santa Cruz Water Company, Inc. 23 may file, with Docket Control, in this Docket, an application for implementation of a Rate Case 24 Expense Surcharge, as discussed herein. 25 IT IS FURTHER ORDERED that the Commission's Utilities Division Staff shall calculate the 26 appropriate amount for the Rate Case Expense Surcharge and prepare and file a proposed order for 27 Commission consideration, within 30 days of the filing requesting implementation of the surcharge. 28 IT IS FURTHER ORDERED that Global Water-Palo Verde Utilities Company, Inc., Global 153 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. Water - Red Rock Utilities Company, Inc., Global Water - Northern Scottsdale Water Company, Inc., 2 Global Water- Turner Ranches Irrigation, Inc., Global Water- Balterra Utilities Company, Inc., Global 3 Water - Eagletail Water Company, Inc. , Global Water - Hassayampa Utilities Company, Inc., Global 4 Water - Picacho Cove Utilities Company, Inc., Global Water - Greater Tonopah Water Company, Inc., 5 Global Water- Santa Cruz Water Company, Inc. and Global Water - Picacho Cove Water Company, 6 Inc. shall notify their customers of the revised rates and charges by means of an insert in their next 7 scheduled billing (sent by mail or electronically) and by posting a notice on their website, in a form 8 acceptable to Staff. 9 IT IS FURTHER ORDERED that within 120 days of the effective date of this Decision, the 10 Global Water Utilities shall submit a private letter ruling to the Internal Revenue Service to address 11 whether "the failure to eliminate the deferred taxes attributable to assets condemned in a transaction 12 governed by Section 1033 of the Internal Revenue Code ("Code") would violate the nonnalization 13 provisions of Section 168(i)(9) of the Code. The Global Water Utilities shall prepare a draft complete 14 Statement of Facts in a neutrally worded manner, the issue presented, the relevant tax authorities and 15 an analysis of those authorities. The Global Water Utilities shall provide a copy of the draft to Staff at 16 least 30 days prior to the submission date. The Global Water Utilities and Staff shall cooperate to agree 17 upon a final Statement of Facts that is complete, accurate, and relevant to the issue presented. 18 IT IS FURTHER ORDERED that Global Water-Palo Verde Utilities Company, Inc. , Global 19 Water - Red Rock Utilities Company, Inc., Global Water - Balterra Utilities Company, Inc., Global 20 Water - Hassayampa Utilities Company, Inc., and Global Water - Picacho Cove Utilities Company, 21 Inc. shall file with Docket Control, as a compliance item in this Docket, within 60 days of the effective 22 date of this Decision, the Unauthorized Discharge Fee Tariff, included in the Staff engineering 23 testimony as Ex. S-6, attachment 12, for Staff's review and approval. 24 IT IS FURTHER ORDERED that Global Water - Red Rock Utilities Company, Inc., Global 25 Water - Northern Scottsdale Water Company, Inc., Global Water - Eagletail Water Company, Inc., 26 Global Water - Greater Tonopah Water Company, Inc., and Global Water - Santa Cruz Water 27 Company, Inc. shall file with Docket Control, as a compliance item in this Docket, within 60 days of 28 the effective date of this Decision, a revised Best Management Practice Tariff consistent with our 154 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 1 findings herein for Staff's review and approval. 2 IT IS FURTHER ORDERED that Global Water-Palo Verde Utilities Company, Inc., Global 3 Water - Red Rock Utilities Company, Inc. , Global Water - Northern Scottsdale Water Company, Inc., 4 Global Water-Turner Ranches Irrigation, Inc., Global Water- Balterra Utilities Company, Inc., Global 5 Water - Eagletail Water Company, Inc. , Global Water - Hassayampa Utilities Company, Inc., Global 6 Water - Picacho Cove Utilities Company, Inc., Global Water - Greater Tonopah Water Company, Inc. , 7 Global Water - Santa Cruz Water Company, Inc. and Global Water - Picacho Cove Water Company, 8 Inc. shall file with Docket Control, as a compliance item in this Docket, within 60 days of the effective 9 date of this Decision, a revised Customer Assistance Tariff consistent with our findings herein for IO Staff's review and approval. 11 IT IS FURTHER ORDERED that Global Water - Red Rock Utilities Company, Inc. , Global 12 Water - Northern Scottsdale Water Company, Inc., Global Water - Turner Ranches Irrigation, Inc., 13 Global Water - Eagletail Water Company, Inc., Global Water - Greater Tonopah Water Company, Inc., 14 Global Water - Santa Cruz Water Company, Inc. and Global Water - Picacho Cove Water Company, 15 Inc. shall use the depreciation rates for water utilities delineated in Staff's engineering testimony, Ex. 16 S-6 Attachment 7. 17 IT IS FURTHER ORDERED that Global Water-Palo Verde Utilities Company, Inc., Global 18 Water - Red Rock Utilities Company, Inc., Global Water - Balterra Utilities Company, Inc. , Global 19 Water - Hassayampa Utilities Company, Inc., and Global Water - Picacho Cove Utilities Company, 20 Inc. shall use the depreciation rates for wastewater utilities delineated in Staff's engineering testimony, 21 Ex. S-6 Attachment 13. 22 IT IS FURTHER ORDERED that Global Water - Red Rock Utilities, Inc. shall file within one 23 year of the effective date of this Decision with Docket Control, as a compliance item in this Docket, an 24 Arizona Department of Environmental Quality Compliance Status Report demonstrating that the utility 25 is compliant with ADEQ requirements. 26 IT IS FURTHER ORDERED that Global Water - Eagletail Water Company, Inc. shall monitor 27 water loss for a 12-month period beginning August 1, 2022, and prepare an updated water loss report. 28 If, based on the updated water loss report, indicated water loss remains above IO percent at the end of 155 DECISION NO. - -#1 78 _ 6 _ 44 ____ _ DOCKET NOS. SW-20445A-20-0214, et al. twelve months, Global Water - Eagletail Water Company, Inc. shall file with Docket Control, as a 2 compliance item in this Docket, a water loss reduction report or detailed cost/benefit analysis within 3 18 months from the effective date of this Decision. 4 IT IS FURTHER ORDERED that Global Water - Greater Tonopah Water Company, Inc. shall 5 monitor water loss within the Buckeye Ranch, Garden City, WPE No. 1, WPE No. 6, and WPE No. 7 6 water systems for a 12-month period beginning July 1, 2022, and prepare an updated water loss report. 7 If, based on the updated water loss report, indicated water loss remains above 10 percent at the end of 8 twelve months, Global Water - Greater Tonopah Water Company, Inc. shall file with Docket Control, 9 as a compliance item in this Docket, a water loss reduction report or detailed cost/benefit analysis 10 within 18 months from the effective date of this Decision. 11 IT IS FURTHER ORDERED that Global Water - Greater Tonopah Water Company, Inc. shall, 12 within one year of the effective date of this Decision, fi le with Docket Control as a compliance item in 13 this Docket, documentation including photographs demonstrating that a transfer switch for hooking up 14 backup generation has been installed for the booster pump station at each of the Buckeye Ranch, Dixie, 15 Roseview, Garden City, WPE No. 1, WPE No. 6, and WPE No. 7 water systems. 16 IT IS FURTHER ORDERED that Global Water- Greater Tonopah Water Company, Inc. shall, 17 within one year of the effective date of this Decision, file with Docket Control as a compliance item in 18 this Docket, documentation including photographs demonstrating that a second booster pump has been 19 installed at each of the Dixie, Garden City, WPE No. 1, WPE No. 6, and WPE No. 7 water distribution 20 centers. 21 IT IS FURTHER ORDERED that Global Water-Greater Tonopah Water Company, Inc. shall, 22 within one year of the effective date of this Decision, file with Docket Control as a compl iance item in 23 this Docket, documentation demonstrating that all non-NSF certified galvanized steel piping and 24 fittings have been replaced with NSF certified materials at each of the Dixie, Roseview, Garden City, 25 WPE No. 1, WPE No. 6, and WPE No. 7 water system booster pump stations. 26 IT IS FURTHER ORDERED that Global Water - Eagletail Water Company, Inc. shall, within 27 one year of the effective date of this Decision, file with Docket Control as a compliance item in this 28 Docket, documentation demonstrating that all non-NSF certified galvanized steel piping and fittings 156 DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. have been replaced with NSF certified materials at its water system booster pump station. 2 IT IS FURTHER ORDERED that Global Water-Red Rock Utilities, Inc. shall file a Water Hook 3 Up Fee Tariff, applicable to its Pima County service territory, based on the Global Water-Santa Cruz 4 Water Company, Inc. Hook Up Fee Tariff, within 60 days of the effective date of this Decision. 5 IT IS FURTHER ORDERED that within 30 days after the issuance of a private letter ruling by 6 the Internal Revenue Service, the Global Water Utilities shall docket a copy of the private letter ruling 7 with Docket Control, as a compliance filing in this Docket. Within 90 days after the filing of the private 8 letter ruling, Staff shall prepare, for Commission consideration, a memorandum and proposed order 9 regarding guidance issued within the private letter ruling. IO IT IS FURTHER ORDERED that the mergers, transfers of assets, and other necessary 11 approvals requested by the Global Water Utilities in the "Related Approvals" section of the Application 12 are hereby approved, including (I) the merger of Global Water - Red Rock Utilities Company, Inc. 13 (Water Division) and Global Water - Picacho Cove Water Company, Inc. into Global Water - Santa 14 Cruz Water Company, Inc., (2) the merger of Global Water - Red Rock Utilities Company, Inc. 15 (Wastewater Division) and Global Water - Picacho Cove Utilities Company, Inc. into Global Water- 16 Palo Verde Utilities Company, Inc. , (3) the merger of Global Water - Eagletail Water Company, Inc. 17 and Global Water - Northern Scottsdale Water Company, Inc. into Global Water - Greater Tonopah 18 Water Company, Inc., and (4) the merger of Global Water - Balterra Utilities Company, Inc. into 19 Global Water - Hassayampa Utilities Company, Inc. However, if, after the effective date of this 20 Decision, Staff determines, in its sole discretion, that effectuating such approvals requires the Global 21 Water Utilities to file any additional applications or provide any additional infonnation, such as for the 22 sale and transfer of assets under A.R.S. § 40-285 or the reorganization of affiliates under A.A.C. R 14- 23 2-801 et seq., the relevant Global Water Utilities shall file all additional applications and provide all 24 additional infonnation that Staff deems necessary, and the relevant Global Water Utilities shall do so 25 within the timelines necessary for the Global Water Utilities to meet the deadlines set forth below. 26 IT IS FURTHER ORDERED that by January 1, 2023, the Applicants comprising the Pinal 27 County Water Group (including Global Water - Red Rock Utilities Company, Inc. (Water Division), 28 Global Water- Picacho Cove Water Company, Inc., and Global Water - Santa Cruz Water Company, 157 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. Inc.) shall file with Docket Control as a compliance item in this Docket, evidence demonstrating the 2 relevant Applicants have reorganized into a single public service corporation encompassing the 3 customers, assets, liabilities, and certificated service territories of all the relevant public service 4 corporations that previously comprised the Pinal County Water Group. 5 IT IS FURTHER ORDERED that, by July 29, 2022, the Applicants comprising the Pinal 6 County Wastewater Group (including Global Water- Red Rock Utilities Company, Inc. (Wastewater 7 Division), Global Water - Picacho Cove Utilities Company, Inc. , and Global Water - Palo Verde 8 Utilities Company, Inc.) shall file with Docket Control as a compliance item in this Docket evidence 9 demonstrating the relevant Applicants have reorganized into a single public service corporation IO encompassing the customers, assets, liabilities, and certificated service territories of all the relevant 11 public service corporations that previously comprised the Pinal County Wastewater Group. 12 IT IS FURTHER ORDERED that, by January I , 2024, the Applicants comprising the Maricopa 13 County Water Group (including Global Water - Eagletail Water Company, Inc., Global Water - 14 Northern Scottsdale Water Company, Inc., and Global Water-GreaterTonopah Water Company, Inc.) 15 shall file with Docket Control as a compliance item in this Docket evidence demonstrating the relevant 16 Applicants have reorganized into a single public service corporation encompassing the customers, 17 assets, liabilities, and certificated service territories of all the relevant public service corporations that 18 previously comprised the Maricopa County Water Group. I 9 IT IS FURTHER ORDERED that, by July 29, 2022, the Applicants compnsmg the 20 Balterra/Hassayampa Wastewater Group (including Global Water - Balterra Utilities Company, Inc. 21 and Global Water - Hassayampa Utilities Company, Inc.) shall file with Docket Control as a 22 compliance item in this Docket evidence demonstrating the relevant Applicants have reorganized into 23 a single public service corporation encompassing the customers, assets, liabilities, and certificated 24 service territories of all the relevant public service corporations that previously comprised the 25 Balterra/Hassayampa Wastewater Group. 26 IT IS FURTHER ORDERED that, within 30 days of initiating the relevant mergers, the 27 Applicants shall notify their customers in writing of any changes in company name, brand name, 28 website, billing, contact information, and other aspects of utility operations that could impact customer 158 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. interaction and how such changes will impact customers. 2 IT IS FURTHER ORDERED that the Applicants comprising the Pinal County Water, Pinal 3 County Wastewater, Maricopa County Water, and Balterra/Hassayampa Wastewater Groups shall, 4 within 10 days of providing notice to customers as required in the immediately preceding paragraph, 5 file with Docket Control as a compliance item in this Docket a copy of the notices Applicants sent to 6 relevant customers. 7 IT IS FURTHER ORDERED that this Decision shall become effective immediately. BY ORDER OF THE ARIZONA CORPORATION COMMISSION. 11 12 --'- I .J(:_~1-::.:~:;::::~!---~{4_141~~-~~~~:__..-I:~~~~~,~~~~~~~,~--~~~~::: 13 1- 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DISSENT DISSENT CHH/ec(gb) IN WITNESS WHEREOF, I, MATTHEW J. NEUBERT, Executive Director of the Arizona Corporation Commission, have hereunto set my hand and aused the official seal of the Commiss~ rooe)'affixed at the C itoIJ in the City of Phoenix, this - ---t--+-"---( __ day of c.., 1 2022. 159 EUBERT !RECTOR DECISION NO. 78644 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 SERVICE LIST FOR: DOCKET NO.: Daniel Pozefsky, Chief Counsel Residential Utility Consumer 0 ffice 1110 West Washington Street, S uite 220 Phoenix, AZ 85007 cipozef sky@azruco.gov proccdural(@,a;,-ruco.gov lwoodall (a)azruco.gov rdelafucnte~,·azruco.gov Consented to Service by Email Timothy Sabo GLOBAL WATER RESOURC ES, INC. 21410 N 19th Ave., Ste. 220 Phoenix, AZ 85027-2738 Attorney for Global Water ti m.sabo@gwresourccs.com Consented to Service by Email Robin Mitchell, Director Legal Division GLOBAL WATER RESOURCES, INC. SW-20445A-20-0214, et al. ARIZONA CORPORATION C OMMISSION 1200 West Washington Street Phoenix, AZ 85007 Legal Di v@azcc.gov uti Id i vserviccbyemail@azcc.gov Consented to Service by Email 160 DECISION NO. 78644 -----

DOCKET NOS. SW-20445A-20-0214, et al. EXHIBIT A Maricopa County Water Consolidation (Global Water - Greater Tonopah Water Company, Inc., Global Water - Eagletail Water Company, Inc., Global Water - Northern Scottsdale Water Company, Inc.) Phase 1 Monthly Basic Service Char[!es GTWC Ea1detail NSWC 518" X 314" Meter $ 47.55 $ 47.55 $ 27.00 314" Meter $ 47.55 $ 47.55 $ 27.00 1" Meter $ 112.04 $ 112.04 $ 57.00 1.5" Meter $ 221.17 $ 221.17 $ 120.00 2" Meter $ 352.1 3 $ 352. 13 $ 128.00 3" Meter $ 701.35 $ 701.35 $ 340.00 4" Meter $ 1,094.23 $ 1,094.23 $ 550.00 611 Meter $ 2,185.57 $ 2,185.57 NIA 811 Meter $ 3,495.1 7 $ 3,495.17 NIA Phase 1 Commodity Rates Gallons GTWC Ea2:letail NSWC 0-1000 $ 2.61 $ 2.61 $ 3.45 1001-5000 $ 4.8 ) $ 4.81 $ 4.59 5001-10000 $ 6.99 $ 6.99 $ 5.59 1000)-18000 $ 9.20 $ 9.20 $ 6.80 18001-25000 $ 11.33 $ 11.33 $ 7.80 >25,000 $ 13.43 $ 13.43 $ 8.80 CRT 6,000 6,000 7,000 CRT (discount %) 50% 50% 20% Non-Potable (per 1,000) $1.80 $1.80 NIA Standpipe (per 1,000) NIA NIA $7.00 Phase 2 Monthly Basic Service Char !!es GTWC Ea2letail NSWC 518" X 314" Meter $ 55.11 $ 55.11 $ 27.00 3/4" Meter $ 55.l J $ 55.11 $ 27.00 1" Meter $ 124.08 $ 124.08 $ 57.00 DECISION NO. 78644 - - --- DOCKET NOS. SW-20445A-20-02 14, et al. 1.5" Meter $ 242.33 $ 242.33 $ 120.00 2" Meter $ 384.25 $ 384.25 $ 128.00 3" Meter $ 762.71 $ 762.71 $ 340.00 4" Meter $ 1,188.47 $ 1,188.47 $ 550.00 6" Meter $ 2,371 .1 3 $ 2,371.13 NIA 8" Meter $ 3,790.33 $ 3,790.33 NIA Phase 2 Commodity Rates Gallons GTWC Eagletail NSWC 0-1000 $ 2.81 $ 2.81 $ 3.45 l 001-5000 $ 5.19 $ 5.19 $ 4.59 5001-10000 $ 7.55 $ 7.55 $ 5.59 10001-1 8000 $ 9.94 $ 9.94 $ 6.80 18001-25000 $ 12.26 $ 12.26 $ 7.80 >25,000 $ 14.53 $ 14.53 $ 8.80 CRT 6,000 6,000 7,000 CRT (discount %) 50% 50% 20% Non-Potable $ 1.80 $ 1.80 (per 1,000) NIA Standpipe (per 1,000) NIA NIA $7.00 Phase 3 (and thereafter Monthly Basic Service Charges GTWC Eagletail NSWC 518" X 314" Meter $ 62.66 $ 62.66 $ 27.00 314" Meter $ 62.66 $ 62.66 $ 27.00 1" Meter $ 136.11 $ 136.11 $ 57.00 1.5" Meter $ 263.50 $ 263.50 $ 120.00 2" Meter $ 416.38 $ 416.38 $ 128.00 3" Meter $ 824.06 $ 824.06 $ 340.00 4" Meter $ 1,282.70 $ 1,282.70 $ 550.00 6" Meter $ 2,556.70 $ 2,556.70 NIA 8" Meter $ 4,085.50 $ 4,085.50 NIA Phase 3 (and thereafter) Commodity Rates Gallons GTWC Eagletail NSWC 0-1000 $ 3.00 $ 3.00 $ 3.45 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 1001-5000 $ 5.56 $ 5.56 $ 4.59 5001-1 0000 $ 8. 11 $ 8.11 $ 5.59 10001 -18000 $ 10.69 $ 10.69 $ 6.80 18001 -25000 $ 13.18 $ 13.18 $ 7.80 >25,000 $ 15.63 $ 15.63 $ 8.80 CRT 6,000 6,000 7,000 CRT (discount %) 50% 50% 20% Non-Potable (per 1,000) $ 1.80 $ 1.80 NIA Standpipe (oer 1,000) NIA NIA $7.00 Service Line and Meter Installation Charges Meter Size Service Line and Meter Installation Charges (Inches) Service Line * Meter Total 518" X 314" $445 $155 $600 314" $445 $255 $700 1" $495 $315 $810 1-1/2" $550 $525 $1,075 2" Turbine $830 $1,045 $1,875 2" Compound $830 $1,890 $2,720 3" Turbine $1,045 $1,670 $2,715 3" Compound $1,165 $2,545 $3,710 4" Turbine $1,490 $2,670 $4,160 4" Compound $1,670 $3,645 $5,315 6" Turbine $2,210 $5,025 $7,235 6" Compound $2,330 $6,920 $9,250 8" and Larger Actual Cost Actual Cost Actual Cost * Amount adjusted to include the actual cost incurred when boring under or cutting a road, hi!!hwav, or sidewalk is required. Eai:;letail SERVICE CHARGES: Establishment of Service $40.00 Reconnection of Service (Delinquent) $40.00 After Hours Service Charge (at $50.00 Customer's Request) Meter Test Fee (If Correct) $35.00 Deposit * DECISION NO. 78644 ----- DOCKET NOS. SW-20445A-20-0214, et al. Deposit Interest *4% Re-establishment of Service (Within 12 ** Months) NSF Check $30.00 Deferred Payment (Per Month) *** 1.5% Meter Re-Read (If Correct) $20.00 Late Fee (Per Month on Unpaid Balance) 1.5% Charge for Moving Meter **** Monthly Service Charge for Fire Sgrinkler ***** All Meter Sizes (All Classes) * Per Commission Rule A.AC. R14-2-403(B) ** Number of months off system times the monthly minimum per A.AC. R 14-2-403(D) *** Per Commission Rule A.AC. Rl4-2-409(G)(6) **** Cost to include parts, labor, overhead and all applicable taxes per A.AC. R 14-2- 405(8)(5) ***** 2% of Monthly Minimum for a Comparable Sized Meter Connection, but no less than $10.00 per month. The Service Charge for Fire Sprinklers is only applicable for service lines separate and distinct from the primary service line. Jn addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.AC. R14-2-409(D)(5). GTWC and NSWC SERVICE CHARGES: Establishment of Service $35.00 Re-establishment of Service (Within 12 (a) Months) DECISION NO. 78644

DOCKET NOS. SW-20445A-20-0214, et al. Reconnection of Service (Delinquent) $35.00 Meter Move at Customer Request (b) After Hours Service Charge (at $50.00 Customer's Request) Deposit (c) Deposit Interest (c) Meter Re-Read (If Correct) $30.00 Meter Test Fee (If Correct) $30.00 NSF Check $30.00 Late Payment Penalty 1.5% & (d) Deferred Payment (Per Month) 1.5% & (e) (a) Number of months off system times the monthly minimum per A.A.C. Rl4-2-403(D) (b) Cost to include parts, labor, overhead, and all applicable taxes per A.A.C. Rl4-2- 405(B)(5) (c) Per A.A.C. R14-2-403(B) ( d) Per month of unpaid balance (e) Per Commission Rule A.A.C. R l4-2-409(G)(6) In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.A.C. R 14-2-409(0)(5). DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. Pinal County Water Consolidation (Global Water - Santa Cruz Water Company, Inc., Global Water - Red Rock Utilities, Inc., and Global Water- Picacho Cove Water Company, Inc.) Phase 1 Monthly Basic Service Charges Santa Cruz Red Rock (Water) Picacho Water 5/8" X 3/4" Meter $ 29.19 $ 29.19 $ 29.1 9 3/4" Meter $ 29.19 $ 29.19 $ 29.19 1" Meter $ 75.81 $ 75.81 $ 75.81 1.5" Meter $ 153.53 $ 153.53 $ 153.53 2" Meter $ 246.78 $ 246.78 $ 246.78 3" Meter $ 495.46 $ 495.46 $ 495.46 4" Meter $ 775.23 $ 775.23 $ 775.23 6" Meter $ 1,554.23 $ 1,554.23 $ 1,554.23 8" Meter $ 3,108.50 $ 3,108.50 $ 3,108.50 Phase 1 Commodity Rates Gallons Santa Cruz Red Rock (Water) Picacho Water 0-1000 $ 1.49 $ 1.49 $ 1.49 1001-5000 $ 2.44 $ 2.44 $ 2.44 5001-10000 $ 3.39 $ 3.39 $ 3.39 10001 -18000 $ 4.34 $ 4.34 $ 4.34 18001-25000 $ 5.30 $ 5.30 $ 5.30 >25,000 $ 6.34 $ 6.34 $ 6.34 CRT 6,000 6,000 6,000 CRT (discount%) 60% 60% 60% Non-Potable (per 1,000) $1.75 $1.75 $1.75 Standpipe (oer 1,000) NIA NIA NIA Phase 2 (and thereafter Monthly Basic Service Charges Santa Cruz Red Rock (Water) Picacho Water 518" X 314" Meter $ 30.36 $ 30.36 $ 30.36 314" Meter $ 30.36 $ 30.36 $ 30.36 1" Meter $ 78.74 $ 78.74 $ 78.74 1.5" Meter $ 159.38 $ 159.38 $ 159.38 2" Meter $ 256. 14 $ 256.14 $ 256.14 3" Meter $ 514.19 $ 514. I 9 $ 514.19 4" Meter $ 804.48 $ 804.48 $ 804.48 6" Meter $ 1,612.75 $ 1,612.75 $ 1,612.75 DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. I 8" Meter $ 3,225.53 $ 3,225.53 $ 3,225.53 Phase 2 (and thereafter) Commodity Rates Gallons Santa Cruz Red Rock (Water) Picacho Water 0-1000 $ 1.55 $ 1.55 $ 1.55 1001-5000 $ 2.53 $ 2.53 $ 2.53 5001-10000 $ 3.52 $ 3.52 $ 3.52 10001-18000 $ 4.50 $ 4.50 $ 4.50 18001-25000 $ 5.50 $ 5.50 $ 5.50 >25,000 $ 6.58 $ 6.58 $ 6.58 CRT 6,000 6,000 6,000 CRT (discount %) 60% 60% 60% Non-Potable (per 1,000) $ 1.75 $ 1.75 $ 1.75 Standpipe (per 1,000) NIA NIA NIA Service Line and Meter Installation Charges Meter Size Service Line and Meter Installation Charges (Inches) Service Line * Meter Total 518" X 3/4" $445 $155 $600 3/4" $445 $255 $700 1" $495 $315 $810 1-1/2" $550 $525 $1,075 2" Turbine $830 $1,045 $1,875 2" Compound $830 $1,890 $2,720 3" Turbine $1,045 $1,670 $2,715 3" Compound $1,165 $2,545 $3,710 4" Turbine $1,490 $2,670 $4,160 4" Compound $1,670 $3,645 $5,315 6" Turbine $2,210 $5,025 $7,235 6" Compound $2,330 $6,920 $9,250 8" and Lanzer Actual Cost Actual Cost Actual Cost * Amount adjusted to include the actual cost incurred when boring under or cutting a road, highway, or sidewalk is required. Decision No. 78644 DOCKET NOS. SW-20445A-20-0214, et al. Santa Cruz, Red Rock (Water), and Picacho Water SERVICE CHARGES: Establishment $35.00 Re-establishment of Service (Withjn 12 (a) Months) Reconnection of Service (Delinquent) $35.00 Moving Customer Meter ( customer (b) request) After Hours Service Charge (at $50.00 Customer's Request) Deposit (c) Deposit Interest (c) Meter Re-Read (If Correct) $30.00 Meter Test Fee (If Correct) $30.00 NSF Check $30.00 Late Payment Penalty 1.5% & (d) Deferred Payment (Per Month) (e) (a) Number of months off system times the monthly mimmum per A.A.C. R 14-2-403(0) (b) Cost to include parts, labor, overhead, and all applicable taxes per A.A.C. Rl4-2- 405(B)(5) (c) Per A.A.C. Rl4-2-403(B) ( d) Per month on unpaid balance (e) Per Commission Rule A.A.C. Rl4-2-409(G)(6) In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.A.C. R14-2-409(D)(5). 1 Decision No. 78644

DOCKET NOS. SW-20445A-20-0214, et al. Red Rock - Pima County (Global Water - Red Rock Utilities, Inc.) Red Rock (Water) - Pima County Monthly Basic Service Charizes Phase 2 (and Phase 1 thereafter) 5/8" X 3/4" Meter $ 29.1 9 $ 30.36 3/4" Meter $ 29.19 $ 30.36 l" Meter $ 75.81 $ 78.74 1.5" Meter $ 153.53 $ 159.38 2" Meter $ 246.78 $ 256.14 3" Meter $ 495.46 $ 514.19 4" Meter $ 775.23 $ 804.48 6" Meter $ 1,554.23 $ 1,612.75 8" Meter $ 3,108.50 $ 3,225.53 Red Rock (Water) - Pima County Commodity Charizes Phase 2 (and Phase 1 thereafter) 0-1000 $ 1.49 $ 1.55 1001-5000 $ 2.44 $ 2.53 5001-10000 $ 3.39 $ 3.52 10001-18000 $ 4.34 $ 4.50 18001-25000 $ 5.30 $ 5.50 >25,000 $ 6.34 $ 6.58 CRT 6,000 6,000 CRT (discount %) 60% 60% Non-Potable (per 1,000) $1.69 $1.69 Standpipe (oer 1,000) NIA NIA Service Line and Meter Installation Charges Meter Size Service Line and Meter Installation Charges (Inches) Service Line * Meter Total 518" X 3/4" $445 $ 155 $600 314" $445 $255 $700 1" $495 $315 $810 1-1/2" $550 $525 $1,075 2" Turbine $830 $1,045 $1 ,875 2" Compound $830 $1,890 $2,720 Decision No. 78644 DOCKET NOS. SW-20445A-20-0214, et al. 3" Turbine $ I ,045 $1 ,670 $2,715 3" Compound $1,165 $2,545 $3,710 4" Turbine $1 ,490 $2,670 $4,160 4" Compound $1 ,670 $3,645 $5,315 6" Turbine $2,210 $5,025 $7,235 6" Compound $2,330 $6,920 $9,250 8" and Lar2er Actual Cost Actual Cost Actual Cost * Amount adjusted to include the actual cost incurred when boring under or cutting a road, hicllway, or sidewalk is required. Red Rock (Water)- Pima County SERVICE CHARGES: Establishment $35.00 Re-establishment of Service (Within 12 (a) Months) Reconnection of Service (Delinquent) $35.00 Moving Customer Meter (customer (b) request) After Hours Service Charge (at $50.00 Customer's Request) Deposit (c) Deposit Interest (c) Meter Re-Read (If Correct) $30.00 Meter Test Fee (If Correct) $30.00 NSF Check $30.00 Late Payment Penalty 1.5% & (d) Deferred Payment (Per Month) (e) (a) Number of months off system times the monthly minimum per A.AC. R14-2-403(D) (b) Cost to include parts, labor, overhead, and all applicable taxes per A.AC. R14-2- 405(B)(5) (c) Per A.AC. R14-2-403(B) ( d) Per month on unpaid balance (e) Per Commission Rule A.AC. R14-2-409(G)(6) Decision No. 78644 DOCKET NOS. SW-20445A-20-0214, et al. In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.AC. R l 4-2-409(D)(5). Decision No. 78644 DOCKET NOS. SW-20445A-20-0214, et al. Pinal County Wastewater Consolidation (Global Water - Palo Verde Utilities Company, Inc., Global Water - Red Rock Utilities Company, Inc., and Global Water - Picacho Cove Utilities Company, Inc.) Monthly Basic Service Char~es Red Rock Palo Verde (Wastewater) Picacho Utilities 5/8" X 3/4" Meter $ 70.07 $ 70.07 $ 70.07 3/4" Meter $ 70.07 $ 70.07 $ 70.07 1" Meter $ 175.03 $ 175.03 $ 175.03 1.5" Meter $ 350.03 $ 350.03 $ 350.03 2" Meter $ 560.06 $ 560.06 $ 560.06 3" Meter $ 1,120.10 $ 1,120.10 $ 1,120.10 4" Meter $ 1,750.16 $ 1,750.16 $ 1,750.1 6 6" Meter $ 3,503.50 $ 3,503.50 $ 3,503.50 8" Meter $ 5,605.60 $ 5,605.60 $ 5,605.60 Commodity Rates Red Rock Gallons Palo Verde (Wastewater) Picacho Utilities Non-Potable (per 1,000) $1.75 $1.75 $1.75 Palo Verde, Red Rock (Wastewater), and Picacho Utilities SERVICE CHARGES: Establishment of Service $35.00 Re-establishment of Service (Within 12 (a) Months) Reconnection of Service (Delinquent) $35.00 After Hours Service Charge* $50.00 Deposit (b) Deposit Interest (b) NSF Check $30.00 Late Payment Penalty 1.5% & (c) Deferred Payment (Per Month) 1.5% (a) Number of months off system times the monthly minimum per A.A.C. R14-2-603(D) Decision No. 78644

(b) Per A.A.C. RI 4-2-603(B) (c) Per month of unpaid balance. DOCKET NOS. SW-20445A-20-0214, et al. In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.A.C. R14-2-608(D)(5). Decision No. 78644 DOCKET NOS. SW-20445A-20-0214, et al. (Global Water - Balterra Utilities Company, Inc., Global Water- Hassayampa Utilities Company, Inc.) Monthly Basic Service Charge Balterra Hassayampa 518" X 314" Meter $ 54.25 $ 54.25 314" Meter $ 54.25 $ 54.25 1" Meter $ 135.00 $ 135.00 1.5'' Meter $ 270.00 $ 270.00 2" Meter $ 430.00 $ 430.00 3" Meter $ 860.00 $ 860.00 4" Meter $ 1,350.00 $ 1,350.00 6" Meter $ 2,700.00 $ 2,700.00 8" Meter NIA NIA Commodity Rates Gallons Balterra Hassayampa Non-Potable <oer 1,000) $1.23 $] .23 Balterra and Hassayampa SERVICE CHARGES: Establishment of Service $35.00 Re-establishment of Service (Within 12 (a) Months) Reconnection of Service (Delinquent) $35.00 After Hours Service Charge* $50.00 Deposit (b) Deposit Interest (b) NSF Check $30.00 Late Payment Penalty 1.5% & (c) Deferred Payment (Per Month) 1.5% (a) Number of months off system times the monthly minimum per A.A.C. R14-2-603(D) (b) Per A.A.C. R 14-2-603(B) (c) Per month of unpaid balance. In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.A.C. R14-2-608(D)(5). DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. Turner Ranches (Global Water - Turner Ranches Irrigation, Inc.) Phase 3 (and Turner Ranches Irrigation Phase 1 Phase 2 thereafter) Residential Irrigation Flat Rate Per Month - Unmetered $ 27.83 $ 29.12 $ 30.41 Residential Irrigation Per Acre Per Year - Unmetered $ 982.29 $ 1,027.81 $ 1,073.34 Monthly Usage Charge - Metered Irrigation Service - All Meter Sizes $ 139.64 $ 146.11 $ 152.58 Commodity Charge per 1,000 Gallons - Irrigation Service $ 1.03 $ 1.08 $ 1.12 Monthly Usage Charge - Construction 1-inch Meter $ 41.53 $ 43.46 $ 45.38 Monthly Usage Charge - Construction 2-inch Meter $ 121.09 $ 126.70 $ 132.32 Commodity Charge per 1,000 Gallons - Construction Service $ 2.13 $ 2.23 $ 2.33 Private Fire Protection - Flat Rate Per Meter Inch of Service Connection $ 23.26 $ 24.34 $ 25.41 Service Line and Meter Installation Charges Meter Size Service Line and Meter Installation Charges (Inches) Service Line * Meter Total 5/8" X 3/4" $445 $155 $600 3/4" $445 $255 $700 1" $495 $315 $810 1-1/2" $550 $525 $1,075 2" Turbine $830 $1,045 $ ] ,875 2" Compound $830 $1,890 $2,720 3" Turbine $1,045 $1,670 $2,715 3" Compound $1,165 $2,545 $3,710 4" Turbine $1,490 $2,670 $4,160 4" Compound $1,670 $3,645 $5,315 6" Turbine $2,210 $5,025 $7,235 6" Compound $2,330 $6,920 $9,250 8" and Lar2er Actual Cost Actual Cost Actual Cost * Amount adjusted to include the actual cost incurred when boring under or cutting a road, highway, or sidewalk is required. DECISION NO. 78644 DOCKET NOS. SW-20445A-20-0214, et al. TURNER RANCHES SERVICE CHARGES: Establishment $20.00 Reconnection (Delinquent) $20.00 Meter Test (If Correct) $25.00 Deposit {a) Deposit Interest (a) Re-Establishment (Within 12 Months) (b) NSF Check $15.00 Meter Re-Read (If Correct) 1.5% & (d) Late Payment Penalty 1.5% & (e) After Hours Service Charge ( customer $50.00 request) Moving Customer Meter (customer At Cost request) (a) Per A.A.C. R14-2-403(D) (b) Number of months off system times the monthly minimum per A.A.C. Rl4-2-403(D) (c) 2.00% of monthly minimum for the comparable sized meter connection, but not less than $10.00 per month. (d) Per Commission Rule A.A.C. Rl4-2-409(G)(6) (e) 1.5% per month on unpaid balance In addition to the collection of its regular rates and charges, the Company shall collect from customers their proportionate share of any privilege, sales or use tax in accordance with A.A.C. R14-2-409(D)(5). DECISION NO. 78644